UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_____811-01436________________________________
___________________________CAPSTONE SERIES FUND, INC.___________________________
               (Exact name of registrant as specified in charter)
_5847 SAN FELIPE, SUITE 4100, HOUSTON, TX ________________________77057_________
            (Address of principal executive offices)           (Zip code)
BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO___________43219__________
                     (Name and address of agent for service)
Registrant's telephone number, including area code:_800-262-6631_______

Date of fiscal year end:_APRIL 30______

Date of reporting period:_APRIL 30, 2006__

    Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

    A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. [Section] 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

APRIL 30, 2006

                                [LOGO OF STEWARD]

                                S T E W A R D(SM)
                             ----------------------
                             M U T U A L  F U N D S

                       STEWARD FUNDS
                       MANAGING WEALTH, PROTECTING VALUES

--------------------------------------------------------------------------------
ANNUAL REPORT
--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT

                                               Steward Multi-Manager Equity Fund

                                            Steward Domestic All-Cap Equity Fund

                                                   Steward Small-Cap Equity Fund
         [LOGO OF STEWARD]
                                               Steward International Equity Fund
         S T E W A R D(SM)
      ----------------------                            Steward Select Bond Fund
      M U T U A L  F U N D S
                                             Steward Short-Term Select Bond Fund
MANAGING WEALTH, PROTECTING VALUES
                                                                  April 30, 2006

Dear Shareholder:

We are pleased to present the Annual Report for the Steward Funds for the period ending April 30, 2006. The Annual Report includes commentary from our independent screening firm, Steward Fund Consulting, as well as market commentaries, performance reviews and outlook from portfolio managers.

CULTURALLY SCREENED INVESTMENTS
The Steward Funds are proud to offer investors funds that are screened to eliminate investment in pornography and abortion and companies that are substantial producers of alcohol, gambling and tobacco. The Funds' independent screening resource firm, Steward Fund Consulting, has been in the values-based investing business for many years and brings a wealth of knowledge of screening for Christian based investors.

STEWARD FUNDS EXPANSION OF INVESTMENT OFFERINGS
The Steward Funds are happy to announce the expansion of values-based investment offerings that are now available. These offerings now make it possible to use the Steward Funds to obtain a culturally screened asset allocation for your investment portfolio. In addition to the previously existing Steward Domestic All-Cap Equity Fund and the Steward Select Bond Fund, the Steward Funds family now also includes the following four new funds:

     Steward Multi-Manager Equity Fund - invests primarily in U.S. domestic small, medium and large capitalization companies
     Steward International Equity Fund - invests primarily in ADRs of foreign corporations
     Steward Short-Term Select Bond Fund - invests primarily in U.S. 1-3 year
        Treasuries, U.S. government agencies and investment grade corporate bonds
     Steward Small-Cap Equity Fund*- invests primarily in U.S. small capitalization companies

THANK YOU FOR SELECTING THE STEWARD FUNDS
Your business is important to us. The Funds have grown over the past year to nearly $500 million in assets. This growth would not have been possible without the many referrals that we have received. We invite you to visit our website for more information on the Steward Funds at www.stewardmutualfunds.com and we look forward to fulfilling your investment needs for many years to come.

Sincerely,

/s/ Ed Jaroski                          [PHOTO OF ED JAROSKI]

Ed Jaroski
President
Steward Funds

* The Steward Small-Cap Equity Fund was formerly the Capstone Growth Fund. Changes to the Fund were approved by the Board of Directors of the Capstone Growth Fund November 14, 2005 and became effective on February 28, 2006. Please see the prospectus for complete details.

STEWARD FUNDS CULTURAL SCREENING

                                                    Period ending April 30, 2006

Dear Steward Mutual Fund Shareholder;

The Steward Funds seeks to prevent ownership in companies that choose to be in the business of, or are predominantly known for, the manufacture of pornography; abortion products and/or services; alcoholic beverages; tobacco products; and the increasingly popular business of gambling. As such, the Funds have engaged Steward Fund Consulting (SFC) to actively research the products and policies of public companies to protect the Fund's shareholders from unwittingly owning them through the Steward Fund Group.

In the course of SFC's research operations, SFC focuses entirely on identifying companies that the Funds may not invest in; a so-called "avoidance" or "exclusionary" screening methodology. The Funds do not engage in the practices of choosing companies to invest in for the purposes of promoting any kind of social policy. This practice, known as "positive screening" is often done in order to make a political and/or social statement. The Fund believes that its role is one of upholding the beliefs of the Funds' shareholders while maximizing shareholder return and value, and not to attempt to manipulate social policy.

Once again, we have witnessed in the past year an increasing number of public companies involved in the businesses of gambling and alcohol. More importantly, we have also witnessed a small, but disturbing trend of an increasing number of mainstream companies deciding to participate in the destructive business of pornography. For example, we are identifying video game and cell phone companies among those willing to integrate and package pornography into their otherwise traditional products and services.

As you know, SFC will remain diligent in the coming months to protect your interests from these companies.

We thank you for your investment.

Sincerely,

Steward Fund Consulting

STEWARD MULTI-MANAGER EQUITY FUND
Investment Adviser
Frank Russell Investment Management Company         Period ending April 30, 2006

FUND PERFORMANCE

The Steward Multi-Manager Equity Fund commenced operations on January 3, 2006 and returned 3.34% for the Individual class shares and 3.86% for the Institutional Class shares for the four months ended April 30, 2006, underperforming its benchmark, the Russell 3000 Index, which gained 6.46% over the same period. Other Russell index returns for the period were: 5.75% for the Russell 1000 Index, 8.37% for the Russell Midcap Index (the 800 smallest companies in the Russell 1000(R) Index) , and 13.92% for the Russell 2000 Index. The Fund's underweight to small cap stocks detracted from relative performance.

MARKET OVERVIEW

The US equity market posted positive performance for the four months ended April 30, 2006. The market moved sharply higher over the first week and a half of the new year, after the Federal Reserve released minutes from its December meeting which indicated the end of the rate hike cycle may be in sight. The early market rally was further fueled by a strong jobs report and a drop in the unemployment rate. US equity markets got off to a slow start in February, as there were concerns that slowing levels of productivity gains and rising wages would increase inflationary pressures, causing the Federal Reserve to prolong its cycle of rate hikes. A steep decline in oil prices, combined with better than expected reports from the Commerce Department on retail sales and housing starts during the middle of February allowed markets to rebound. Equities sold off sharply on the final trading day of February as reports on consumer confidence, home sales, and manufacturing all pointed to a slowing economy. The market rose on the first day of March, in response to stronger than anticipated reports on consumer spending and manufacturing. A mid-March pickup in M&A activity and very strong earnings reports from a number of widely followed brokerage firms buoyed investor optimism. Stocks were largely range-bound over the last two weeks of March, due in part to a significant rebound in energy prices, as well as renewed fears that the Federal Reserve would extend its rate hike cycle after the release of the minutes from its most recent meeting. The U.S. economy has remained resilient despite rising oil prices, which recently exceeded $75 a barrel.

FACTORS AFFECTING PERFORMANCE

Despite strong security selection in the consumer discretionary sector, overall security selection detracted from the performance of the Fund. Within the consumer discretionary sector, the Fund received a positive contribution to relative performance from security selection in the retail industry, but this was offset by the negative impact of security selection in the health care and producer durables sectors. Within the health care sector, security selection in the drugs and pharmaceuticals industry was the weakest. Sector weights detracted marginally from performance, despite a favorable overweight to the producer durables sector.

Performance was also affected by the cultural values-based investment policies of the Fund, which require the Fund to use its best efforts to avoid investing in companies that are recognized as being materially involved with alcohol, tobacco, abortion, gambling, or pornography. The Board has sole responsibility for approving the list of companies whose securities the Fund is prohibited from investing in. For the four month period ending April 30, 2006, this policy negatively impacted Fund performance as companies on the prohibited securities list, particularly those involved with gambling, materially outperformed the Fund's benchmark. The underperformance of tobacco stocks contributed positively to Fund performance.

The multi-manager structure of the Fund ensured exposure to each of the primary sectors within the Fund's benchmark.

MFS Institutional Advisors, Inc. had the best relative performance over the period, outperforming their benchmark based on the strength of their sector weights. Stock selection had a minor negative impact to relative performance. MFS's overweight in the materials and processing sector contributed most positively to performance as this sector posted the highest returns in the benchmark. MFS also benefited from strong stock selection in the producer durables and financial services sectors, but selection within the materials and processing sector was detracted from performance.

AllianceBernstein L.P. outperformed their benchmark due to both favorable sector weighting decisions and stock selection. Their substantial overweight to the integrated oils sector contributed positively to performance, while stock selection within the financial services sector detracted from performance. Solid stock selection in the health care sector helped offset this.

Jacobs Levy Equity Management, Inc. underperformed their benchmark because of stock selection, as strong stock selection in the consumer discretionary and materials and processing sectors was offset by weak stock selection within the health care and producer durables sectors. Weak stock selection in the medical and dental instruments industry negatively impacted stock selection in the health care sector.

Ark Asset Management Co, Inc. underperformed because of their sector weights, as stock selection had a marginal negative impact. An overweight to the health care sector detracted from their performance. Strong stock selection in the consumer discretionary sector, particularly in the retail and consumer electronics industries, was not enough to offset the negative impact of security selection in the health care, producer durables, and other energy sectors. Within the health care sector, security selection in the drugs and pharmaceuticals industry was the main detractor from performance.

Lord, Abbett & Co, Inc. underperformed its benchmark because of weak stock selection, although sector weighting decisions made a positive contribution to performance. An overweight to the producer durables sector and an underweight to the financial services sector both contributed positively to performance. Stock selection within the producer durables, technology, and other energy sectors detracted from performance, with picks in the homebuilding and software industries hurting the most.

FUND STRUCTURE

There were no changes to the Fund structure or the underlying managers within the Fund during the period.

STEWARD DOMESTIC ALL-CAP EQUITY FUND
John Wolf, Portfolio Manager
                                                      Year ending April 30, 2006

FUND PERFORMANCE

For the year ended April 30, 2006, the Steward Domestic All-Cap Equity Fund returned 20.95% for the Individual class shares and 21.25% for the Institutional Class shares. The return for the S&P Composite 1500 for the same period was 17.13%. The individual index component returns were: 15.41% for the S&P 500, 28.33% for the S&P Mid Cap 400 and 31.42% for the S&P Small Cap 600.

MARKET OVERVIEW

The equity market experienced substantial gains over the period. The U.S. economy grew at a respectable 3.5% during 2005 and continued to expand at a healthy 4.8% annual rate in the first quarter of 2006. Consumer spending remained strong and payrolls continued to increase reducing unemployment to 4.7%. Inflation remained in check during the period with the year-over-year Consumer Price Index (ex food and energy) rising a mere 2%.

The rising price of oil has been one of the major factors during the period as hurricanes have impacted production further aggravating already limited capacity. The Federal Reserve has pushed Fed Funds to 4.75% and is now near the end of its tightening cycle. As a result of these rate increases, the housing market is beginning to show signs of a cooling trend. Corporate earnings have remained strong throughout the period with operating earnings for the S&P 500 increasing 13.5% in 2005.

FACTORS AFFECTING PERFORMANCE

The Fund's overweighting in the S&P Mid Cap 400 and the S&P Small Cap 600 relative to the S&P Composite 1500 was the primary contributor to the higher performance. The Fund's current structure allocates the benchmarks of the S&P 500, S&P Mid Cap 400 and S&P Small Cap 600 at 55%, 25% and 20%, respectively. This compares to the S&P Composite 1500 which is allocated in the same benchmarks at 88%, 8% and 4%, respectively as of April 30, 2006.

Performance of the Fund can also be affected by the addition of values-based investment policies which avoids investing in companies whose primary business is associated with alcohol, tobacco products, abortion, gambling and pornography. Various restricted securities such as Pfizer Inc. (abortion) and Comcast, Corp. (pornography) substantially underperformed the Index with returns of -3.77% and -3.58% respectively. The S&P Composite 1500 Brewers Index also underperformed with a return of -0.05%. Compensating for a specific industry or company whose total return deviates dramatically from the overall Index is extremely difficult regardless of its weight within that Index.

CURRENT STRATEGY

The Fund's strategy is to use a multiple capitalization equity style while adhering to values-based investment policies. The Fund will determine the percentage that will be allocated in each market capitalization range and these allocations can vary with market conditions. The Fund will then implement these allocations using appropriate large-cap, mid-cap and small-cap benchmarks targeted for each percentage allocation of the portfolio. The Fund will generally not attempt to allocate preferences in one industry over another or in one security over another except to comply with its socially responsible investment policies.

STEWARD SMALL-CAP EQUITY FUND
John Wolf, Portfolio Manager
                                                    Period ending April 30, 2006

FUND PERFORMANCE

For the year ended April 30, 2006, the Steward Small-Cap Equity Fund returned 21.86%. On March 1, 2006, the Fund changed its benchmark from the S&P 500 to the S&P Small Cap 600. For the ten month period ended February 28, 2006, the Fund returned 16.17%. The S&P 500 returned 12.48% for the same period. For the period of March 1, 2006 through April 28, 2006, the Fund returned 4.91% and the S&P Small Cap 600 returned 4.90%.

MARKET OVERVIEW

The equity market experienced substantial gains over the period. The U.S. economy grew at a respectable 3.5% during 2005 and continued to expand at a healthy 4.8% annual rate in the first quarter of 2006. Consumer spending remained strong and payrolls continued to increase reducing unemployment to 4.7%. Inflation remained in check during the period with the year-over-year Consumer Price Index (ex food and energy) rising a mere 2%.

The rising price of oil has been one of the major factors during the period as hurricanes have impacted production further aggravating already limited capacity. The Federal Reserve has pushed Fed Funds to 4.75% and is now near the end of its tightening cycle. As a result of these rate increases, the housing market is beginning to show signs of a cooling trend. Corporate earnings have remained strong throughout the period with operating earnings for the S&P 500 increasing 13.5% in 2005.

FACTORS AFFECTING PERFORMANCE

The Fund transitioned to a small-cap portfolio during the period which was a key factor in the overall performance. Small capitalization companies substantially outperformed their large capitalization counterparts during this period and the Fund benefited from the style change.

Performance of the Fund can also be affected by the addition of values-based investment policies which avoids investing in companies whose primary business is associated with alcohol, tobacco products, abortion, gambling and pornography. From the implementation date of these values-based investment policies on March 1, 2006, the S&P Small Cap 600 Casinos and Gaming Index returned 25.79% versus 4.90% for the overall S&P Small Cap 600. Compensating for a specific industry or company whose total return deviates dramatically from the overall Index is extremely difficult regardless of its weight within that Index.

CURRENT STRATEGY

The Fund's strategy is to provide effective diversified small-cap equity exposure while adhering to values-based investment policies. In addition, the Fund will utilize quantitative analysis to identify companies with less desirable characteristics and remove them from the investment universe to potentially enhance performance. The Fund's general composition however will reflect the overall domestic small-cap market represented by its benchmark.

STEWARD INTERNATIONAL EQUITY FUND
John Wolf, Portfolio Manager
                                                    Period ending April 30, 2006

FUND PERFORMANCE

For the period from March 17, 2006 through April 30, 2006, the Steward International Fund returned 5.56% for the Individual class shares and 5.72% for the Institutional Class shares. The Fund commenced operations and then became invested on March 17, 2006. The return for the S&P ADR Index for the same period was 5.98%. For comparison purposes to the U.S. domestic equity market, the S&P 500 returned 0.41% for the same period.

MARKET OVERVIEW

The developed international stock markets posted overall positive returns for the reporting period reflecting solid underlying economic fundamentals and strong corporate earnings. Asian markets are particularly strong with real GDP year over year growth for Hong Kong, Japan and Taiwan coming in at 7.6%, 4.0% and 6.4% respectively for 2005. Inflation and interest rates worldwide have remained extremely low among developed countries.

Employment globally has generally been strong with the exception of some European countries such as France and Germany. On the negative side, tightening oil supplies have been driving prices higher during the period which may impact the various country economy's going forward.

FACTORS AFFECTING PERFORMANCE

The Fund is managed to adhere to values-based investment policies and attempts to provide portfolio characteristics and performance similar to that of the S&P ADR Index. The S&P ADR Index is a broadly diversified, international index composed of 24 foreign markets. The Fund's performance was in line with the benchmark and the generally positive returns of the overall international stock markets during the period.

Performance of the Fund can also be affected by the addition of values-based investment policies which avoids investing in companies whose primary business is associated with alcohol, tobacco products, abortion, gambling and pornography. Compensating for a specific industry or company whose total return deviates dramatically from the overall Index is extremely difficult regardless of its weight within that Index.

CURRENT STRATEGY

The Fund's strategy is to provide effective diversified international developed equity markets exposure while adhering to values-based investment policies. The Fund will generally not attempt to allocate preferences in one country over another or in one security over another except to comply with its values-based investment policies. The Fund will reflect the general composition of the overall global equity market represented by its benchmark.

STEWARD SELECT BOND FUND
Howard Potter, Portfolio Manager
                                                      Year ending April 30, 2006

FUND PERFORMANCE

For the period from May 1, 2005, through April 30, 2006, the Steward Select Bond Fund returned 0.07% for the Individual class shares and 0.36% for the Institutional Class shares. For comparison purposes the Lehman Aggregate Bond Index returned 0.71% for the same period.

MARKET OVERVIEW

The Federal Reserve Board policymakers continued to raise short-term interest rate targets throughout the last year. Interest rates responded to eight consecutive rate hikes, which moved the Federal funds rate to 4.75% from 2.75%, by following suit and increasing across all maturity sectors of the U.S. yield curve. Short-term issues increased in yield approximately 1.75% over the course of the year, while longer term rates increased by about 1.00% on ten-year maturities and 0.75% on long bonds.

The surprise for many investors was that the longer maturity issues did not increase their market yields to maturity by even wider margins. The relative price stability of the longest maturities is believed to rest with the relative attractiveness of U.S. interest rates to other major global markets and the outstanding demand for long-term assets by many institutional investors to offset long-term liabilities. For this reason, the U.S. Treasury has announced plans to resume the issuance of the thirty-year bond which had been suspended for several years.

FACTORS AFFECTING PERFORMANCE

The Fund is managed to adhere to values-based investment policies and attempts to provide portfolio characteristics and performance similar to that of the Lehman Aggregate bond index. The Aggregate Index is a broadly diversified index composed of U.S. Treasury and agency issues, corporate bonds, mortgage-backed securities and other fixed income securities issued by non-U.S. entities. The Fund's overall characteristics and performance were generally in line with the benchmark. Some variations of performance occurred during the investment of substantial increases of Fund assets during this period since the benchmark assumes full allocation in designated securities at all times.

Performance of the Fund can also be affected by the addition of values-based investment policies which avoids investing in companies whose primary business is associated with alcohol, tobacco products, abortion, gambling and pornography. There have been no difficulties to date in accomplishing the Fund's objective given these restrictions.

CURRENT STRATEGY

The Fund's strategy is to provide effective diversified current income with the preservation of investment capital while adhering to values-based investment policies. The Fund managers will remain diligent at seeking to identifying securities that provide attractive relative returns to similarly credit-rated issues. At the same time, the Fund managers will strive to maintain sector and interest rate risks at levels consistent with the Fund's stated benchmark.

STEWARD SHORT-TERM SELECT BOND FUND
Howard Potter, Portfolio Manager
                                                    Period ending April 30, 2006

FUND PERFORMANCE
For the period from March 17, 2006, through April 30, 2006, the Steward Short-Term Select Bond Fund returned 0.08% for the Institutional Class shares. For comparison purposes the equally weighted index blend of the Merrill Lynch 1-3 Year Treasury Index, the Merrill Lynch 1-3 Year Government Agency Index, and the Merrill Lynch 1-3 Year Investment Grade Corporate Index returned 0.31% for the same period.

MARKET OVERVIEW
The Federal Reserve Board policymakers continued to raise short-term interest rate targets throughout the last year. Interest rates responded to eight consecutive rate hikes, which moved the Federal funds rate to 4.75% from 2.75%, by following suit and increasing across all maturity sectors of the U.S. yield curve. Short-term issues increased in yield approximately 1.75% over the course of the year.

FACTORS AFFECTING PERFORMANCE

The Fund is managed to adhere to values-based investment policies and attempts to provide portfolio characteristics and performance similar to that of an equally blended combination of the Merrill Lynch 1-3 Year Treasury Index, the Merrill Lynch 1-3 Year Government Agency Index, and the Merrill Lynch 1-3 Year Investment Grade Corporate Index. Performance of the Fund can be affected by the addition of values-based investment policies which avoids investing in companies whose primary business is associated with alcohol, tobacco products, abortion, gambling and pornography. There have been no difficulties to date in accomplishing the Fund's objective given these restrictions.

CURRENT STRATEGY

The Fund's strategy is to provide effective diversified current income with the preservation of investment capital while adhering to socially responsible investment policies. The Fund managers will remain diligent at seeking to identifying securities that provide attractive relative returns to similarly credit-rated issues. At the same time, the Fund managers will strive to maintain sector and interest rate risks at levels consistent with the Fund's stated benchmark.

STEWARD FUNDS
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN SMALL-CAP EQUITY FUND*, S&P 500**, RUSSELL 1000 GROWTH INDEX*** AND S&P SMALL CAP 600****

             S&P SMALLCAP 600      S&P 500      SMALL-CAP EQUITY      RUSSELL 1000 GROWTH
4/30/1996         10,000           10,000           10,000                 10,000
4/30/1997         10,376           12,510           12,090                 12,206
4/30/1998         15,227           17,658           15,881                 17,344
4/30/1999         13,051           21,512           19,159                 21,945
4/30/2000         15,726           23,691           21,426                 27,996
4/30/2001         16,995           20,618           18,694                 18,967
4/30/2002         19,806           18,015           16,165                 15,154
4/30/2003         15,658           15,617           13,266                 12,979
4/30/2004         21,913           19,191           15,757                 15,789
4/30/2005         24,198           20,404           16,108                 15,852
4/30/2006         31,794           23,550           19,631                 18,259

                                   [END CHART]

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-262-6631.

                Average Annual Total Return as of April 30, 2006

                                              One Year       Five Year       Ten Year
                                             ----------     -----------     ----------
Small-Cap Equity Fund - Individual Class       21.86%           0.98%          6.98%
S&P 500                                        15.41%           2.70%          8.94%
Russell 1000 Growth Index                      15.18%          -0.76%          6.21%
S&P Small Cap 600                              31.42%          13.35%         12.26%

* The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The Steward Small-Cap Equity Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged. It is not possible to invest directly in any index.

**    The Standard and Poor's 500 Index is a capitalization-weighted index of
500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Prior to March 1, 2006 the S&P 500 was the Small-Cap Equity Fund's designated Broad Based Index. The performance for the S&P 500 has always been disclosed in each annual shareholder letter.

***   The Russell 1000 Total Return Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

**** The S&P Small Cap 600 Index is a capitalization-weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is considered to represent the performance of small-cap stocks. Beginning March 1, 2006, the S&P Small Cap 600 is the Fund's designated Broad Based index.

STEWARD FUNDS
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN DOMESTIC ALL-CAP EQUITY FUND* AND S&P COMPOSITE 1500**

                 ALL-CAP FUND       S&P COMPOSITE 1500
 10/1/2004         $10,000               $10,000
10/31/2004           9,932                10,155
11/30/2004          10,456                10,600
12/31/2004          10,782                10,962
 1/31/2005          10,516                10,694
 2/28/2005          10,781                10,934
 3/31/2005          10,575                10,743
 4/30/2005          10,231                10,505
 5/31/2005          10,677                10,878
 6/30/2005          10,828                10,927
 7/31/2005          11,331                11,359
 8/31/2005          11,202                11,250
 9/30/2005          11,285                11,341
10/31/2005          11,055                11,141
11/30/2005          11,519                11,576
12/31/2005          11,506                11,582
 1/31/2006          12,024                11,948
 2/28/2006          11,995                11,963
 3/31/2006          12,265                12,144
 4/30/2006          12,370                12,301

                                   [END CHART]

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-262-6631.

                Average Annual Total Return as of April 30, 2006

                                                    One Year
                                                   ----------
Domestic All-Cap Equity Fund - Individual Class      20.95%
S&P Composite 1500                                   17.13%

* The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The Steward Domestic All-Cap Equity Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged. It is not possible to invest directly in any index.

**    The Standard and Poor's Composite 1500 Index is a combination of the S&P
500, S&P MidCap 400, and S&P SmallCap 600 indices and represents approximately 90% of U.S. equities.

STEWARD FUNDS
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN SELECT BOND FUND* AND LEHMAN AGGREGATE BOND INDEX**

              LEHMAN AGGREGATE BOND        SELECT BOND
 10/1/2004          $10,000                  $10,000
10/31/2004           10,084                   10,024
11/30/2004           10,003                    9,928
12/31/2004           10,095                    9,995
 1/31/2005           10,159                   10,015
 2/28/2005           10,099                    9,951
 3/31/2005           10,048                    9,887
 4/30/2005           10,183                   10,013
 5/31/2005           10,293                   10,106
 6/30/2005           10,350                   10,154
 7/31/2005           10,256                   10,040
 8/31/2005           10,387                   10,170
 9/30/2005           10,280                   10,073
10/31/2005           10,199                    9,990
11/30/2005           10,244                   10,019
12/31/2005           10,341                   10,095
 1/31/2006           10,342                   10,103
 2/28/2006           10,376                   10,129
 3/31/2006           10,274                   10,042
 4/30/2006           10,256                   10,020

                                   [END CHART]

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-262-6631.

                Average Annual Total Return as of April 30, 2006

                                        One Year
                                       ----------
Select Bond Fund - Individual Class       0.07%
Lehman Aggregate Bond Index               0.71%

* The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The Steward Select Bond Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged. It is not possible to invest directly in any index.

**    The Lehman Aggregate Bond Index is comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the market. The maturity of bonds in the market is over one year.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - APRIL 30, 2006

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Small-Cap Equity Fund investments by Industry.

INDUSTRY DIVERSIFICATION                           PERCENT*
                                                   --------
Aerospace/Defense                                      2.0%
Air Freight/Logistics                                  0.5
Airlines                                               0.4
Auto Components                                        0.4
Automobiles                                            0.1
Beverages                                              0.3
Biotechnology                                          0.2
Building Products                                      1.5
Capital Markets                                        1.0
Chemicals                                              1.4
Commercial Banks                                       4.9
Commercial Services/Supplies                           4.0
Communications Equipment                               1.5
Computers/Peripherals                                  1.1
Construction/Engineering                               1.2
Construction Materials                                 0.5
Consumer Finance                                       0.3
Containers/Packaging                                   0.7
Distributors                                           0.2
Diversified Consumer Services                          0.1
Diversified Financial Services                         0.3
Diversified Telecommunication Services                 0.3
Electric Utilities                                     1.1
Electrical Equipment                                   1.5
Electronic Equipment/Instruments                       4.8
Energy Equipment/Services                              4.5
Food/Staples Retailing                                 1.0
Food Products                                          1.6
Gas Utilities                                          2.6
Health Care Equipment/Supplies                         6.5
Health Care Providers/Services                         3.8
Health Care Technology                                 0.7
Hotels, Restaurants/Leisure                            3.0
Household Durables                                     1.7
Household Products                                     0.2
Industrial Conglomerates                               0.2
Insurance                                              2.8
Internet/Catalog Retail                                0.1
Internet Software/Services                             0.8
IT Services                                            2.1
Leisure Equipment/Products                             0.5
Life Sciences Tools and Services                       0.4
Machinery                                              6.0
Marine                                                 0.4
Media                                                  0.5
Metals/Mining                                          3.7
Multi-Utilities                                        0.3
Multiline Retail                                       0.2
Oil, Gas & Consumable Fuels                            3.9
Other**                                                0.8
Paper/Forest Products                                  0.5
Personal Products                                      0.4
Pharmaceuticals                                        0.9
Real Estate Investment Trust                           2.8
Road/Rail                                              1.2
Semiconductors/Semiconductor Equipment                 3.2
Software                                               3.8
Speciality Retail                                      4.4
Textiles Apparel/Luxury Goods                          1.9
Thrifts/Mortgage Finance                               2.2
Trading Companies/Distributors                         0.5
Water Utilities                                        0.1
                                                     -----
   Total Net Assets                                  100.5%
                                                     =====

* Percentages indicated are based on net assets as of April 30, 2006. ** Includes non-equity securities.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Domestic All-Cap Equity Fund investments by Industry.

INDUSTRY DIVERSIFICATION                            PERCENT*
                                                    --------
Aerospace/Defense                                       2.1%
Air Freight/Logistics                                   1.1
Airlines                                                0.2
Auto Components                                         0.4
Automobiles                                             0.3
Beverages                                               1.1
Biotechnology                                           1.1
Building Products                                       0.4
Capital Markets                                         3.1
Chemicals                                               1.8
Commercial Banks                                        4.3
Commercial Services/Supplies                            2.2
Communications Equipment                                2.4
Computers/Peripherals                                   2.7
Construction/Engineering                                0.4
Construction Materials                                  0.3
Consumer Finance                                        0.7
Containers/Packaging                                    0.3
Distributors                                            0.1
Diversified Consumer Services                           0.5
Diversified Financial Services                          3.2
Diversified Telecommunication Services                  1.4
Electric Utilities                                      1.5
Electrical Equipment                                    0.9
Electronic Equipment/Instruments                        1.8
Energy Equipment/Services                               3.1
Food/Staples Retailing                                  1.6
Food Products                                           1.4
Gas Utilities                                           1.0
Health Care Equipment/Supplies                          3.1
Health Care Providers/Services                          2.9
Health Care Technology                                  0.2
Hotels, Restaurants/Leisure                             1.6
Household Durables                                      1.3
Household Products                                      1.4
Independent Power Producers/Energy Traders              0.2
Industrial Conglomerates                                2.5
Insurance                                               4.5
Internet/Catalog Retail                                 0.0
Internet Software/Services                              0.7
IT Services                                             1.8
Leisure Equipment/Products                              0.4
Life Sciences Tools and Services                        0.7
Machinery                                               3.0
Marine                                                  0.1
Media                                                   1.6
Metals/Mining                                           1.3
Multi-Utilities                                         1.7
Multiline Retail                                        0.8
Office Electronics                                      0.1
Oil, Gas & Consumable Fuels                             6.8
Other**                                                 0.9
Paper/Forest Products                                   0.3
Personal Products                                       0.2
Pharmaceuticals                                         3.2
Real Estate Investment Trust                            2.2
Road/Rail                                               1.0
Semiconductors/Semiconductor Equipment                  3.4
Software                                                3.3
Speciality Retail                                       3.7
Textiles Apparel/Luxury Goods                           0.7
Thrifts/Mortgage Finance                                1.9
Trading Companies/Distributors                          0.4
Water Utilities                                         0.1
Wireless Telecommunication Services                     0.6
                                                      -----
   Total Net Assets                                   100.0%
                                                      =====

*   Percentages indicated are based on net assets as of April 30, 2006.

**  Includes non-equity securities.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - APRIL 30, 2006

                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Select Bond Fund investment by Industry.

INDUSTRY DIVERSIFICATION                            PERCENT*
                                                    --------
Asset Backed Mortgages                                 0.5%
Auto Manufacturers                                     0.5
Brokerage Services                                     0.7
Capital Markets                                        3.6
Commercial Banks                                       4.6
Computers                                              0.5
Consumer Staples                                       0.5
Cosmetics/Toiletries                                   0.5
Diversified Financial Services                         0.5
Federal Farm Credit Bank                               2.8
Federal Home Loan Bank                                11.5
Federal Home Loan Mortgage Corp.                      20.6
Federal National Mortgage Assoc.                      20.2
Financial Services                                     4.1
Forestry                                               0.6
Insurance                                              1.9
Mortgage Backed Securities - Financial Services        1.5
Mortgage Backed Securities - Religious Organizations   0.2
Oil & Gas - Integrated                                 0.5
Other**                                                2.7
Pharmaceuticals                                        0.5
Research & Development                                 1.0
Retail                                                 0.5
Semiconductors                                         0.5
Transportation                                         0.4
U.S. Treasury Obligations                             15.5
Utilities - Electric & Gas                             1.0
Utilities - Telecommunications                         1.4
                                                      ----
   Total Net Assets                                   99.3%
                                                      ====

*   Percentages indicated are based on total net assets as of April 30, 2006.

**  Includes non-equity securities.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - APRIL 30, 2006

                                                            MULTI-MANAGER EQUITY
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Multi-Manager Equity Fund investments by Industry.

INDUSTRY DIVERSIFICATION                            PERCENT*
                                                    --------
Aerospace/Defense                                      2.6%
Air Freight/Logistics                                  0.6
Airlines                                               0.2
Auto Components                                        0.3
Automobiles                                            0.1
Beverages                                              1.4
Biotechnology                                          1.9
Building Products                                      0.4
Capital Markets                                        3.3
Chemicals                                              1.7
Commercial Banks                                       2.4
Commercial Services/Supplies                           0.3
Communications Equipment                               3.6
Computers/Peripherals                                  2.4
Construction/Engineering                               0.0
Construction Materials                                 0.1
Consumer Finance                                       1.1
Containers/Packaging                                   0.3
Distributors                                           0.0
Diversified Consumer Services                          0.3
Diversified Financial Services                         4.2
Diversified Telecommunication Services                 1.4
Electric Utilities                                     1.1
Electrical Equipment                                   0.8
Electronic Equipment/Instruments                       1.5
Energy Equipment/Services                              1.7
Food/Staples Retailing                                 1.6
Food Products                                          1.3
Health Care Equipment/Supplies                         1.7
Health Care Providers/Services                         5.3
Hotels, Restaurants/Leisure                            1.3
Household Durables                                     0.8
Household Products                                     2.2
Independent Power Producers/Energy Traders             0.4
Industrial Conglomerates                               2.1
Insurance                                              5.3
Internet/Catalog Retail                                0.3
Internet Software/Services                             1.6
IT Services                                            1.2
Leisure Equipment/Products                             0.3
Life Sciences Tools and Services                       0.1
Machinery                                              1.9
Marine                                                 0.0
Media                                                  0.9
Metals/Mining                                          1.1
Multi-Utilities                                        0.7
Multiline Retail                                       1.7
Oil, Gas & Consumable Fuels                            5.7
Paper/Forest Products                                  0.2
Personal Products                                      0.1
Pharmaceuticals                                        3.8
Real Estate                                            0.1
Real Estate Investment Trust                           0.3
Real Estate Management - Service                       0.1
Road/Rail                                              1.7
Semiconductors/Semiconductor Equipment                 5.6
Software                                               3.9
Speciality Retail                                      3.5
Textiles Apparel/Luxury Goods                          0.8
Time Deposits                                          5.3
Thrifts/Mortgage Finance                               1.4
Trading Companies/Distributors                         0.3
Treasury Bills                                         0.8
Wireless Telecommunication Services                    0.7
                                                      ----
   Total Net Assets                                   99.8%
                                                      ====

* Percentages indicated are based on net assets as of April 30, 2006.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - APRIL 30, 2006

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward International Equity Fund investments by Country.

COUNTRY                                             PERCENT*
                                                    --------
Argentina                                               0.1%
Australia                                               3.7
Brazil                                                  2.0
Canada                                                 11.2
Chile                                                   0.3
China                                                   0.7
Denmark                                                 0.3
Finland                                                 1.8
France                                                  7.2
Germany                                                 7.4
Great Britain                                          26.2
Greece                                                  0.4
Hong Kong                                               0.6
Ireland                                                 1.1
Italy                                                   2.7
Japan                                                  12.2
Luxembourg                                              0.1
Mexico                                                  1.1
Netherlands                                             5.2
New Zealand                                             0.1
Norway                                                  0.8
Portugal                                                0.4
Short-Term Investments                                  1.3
South Korea                                             0.9
Spain                                                   4.0
Sweden                                                  0.9
Switzerland                                             6.2
Taiwan                                                  0.9
                                                       ----
    Total Net Assets                                   99.8%
                                                       ====

* Percentages indicated are based on net assets as of April 30, 2006.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - APRIL 30, 2006

                                                     SHORT-TERM SELECT BOND FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Short-Term Select Bond Fund investments by Industry.

INDUSTRY DIVERSIFICATION                            PERCENT*
                                                    --------
Capital Markets                                         4.9%
Commercial Banks                                        5.4
Computers/Peripherals                                   2.4
Diversified Financial Services                          4.9
Diversified Telecommunication Services                  2.1
Electric Utilities                                      3.8
Federal Farm Credit Bank                                4.7
Federal Home Loan Bank                                 14.9
Federal National Mortgage Assoc.                       12.7
Machinery                                               6.1
Other**                                                 2.4
Pharmaceuticals                                         2.4
U.S. Treasury Obligations                              32.3
                                                       ----
   Total Net Assets                                    99.0%
                                                       ====

*  Percentages indicated are based on net assets as of April 30, 2006.

** Includes non-equity securities.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES              VALUE
                                                    --------            -------
COMMON STOCKS (99.7%)

AEROSPACE & DEFENSE (2.0%)
AAR Corp.(b)                                          2,960          $    78,973
Applied Signal Technology, Inc.                       1,190               21,361
Armor Holdings, Inc.(b)                               2,480              151,453
Cubic Corp.                                           1,560               35,864
Curtiss-Wright Corp.                                  3,840              127,257
EDO Corp.                                             1,500               39,195
Esterline Technologies Corp.(b)                       2,280              101,050
Kaman Corp.                                           2,050               49,815
Moog, Inc.(b)                                         3,270              122,461
Teledyne Technologies, Inc.(b)                        2,950              107,410
Triumph Group, Inc.(b)                                1,380               64,943
                                                                     -----------
                                                                         899,782
                                                                     -----------
AIR FREIGHT & LOGISTICS (0.5%)
EGL, Inc.(b)                                          2,910              135,955
Hub Group, Inc., Class A(b)                           1,880               92,440
                                                                     -----------
                                                                         228,395
                                                                     -----------
AIRLINES (0.4%)
Frontier Airlines Holdings, Inc.(b)                   3,570               24,205
Mesa Air Group, Inc.(b)                               3,400               35,802
SkyWest, Inc.                                         5,150              121,385
                                                                     -----------
                                                                         181,392
                                                                     -----------
AUTO COMPONENTS (0.4%)
Drew Industries, Inc.(b)                              1,450               52,113
LKQ Corp.(b)                                          4,120               86,685
Standard Motor Products, Inc.                         1,310               10,454
Superior Industries International, Inc.               2,200               41,404
                                                                     -----------
                                                                         190,656
                                                                     -----------
AUTOMOBILES (0.1%)
Coachmen Industries, Inc.                             1,560               17,597
Monaco Coach Corp.                                    2,490               34,661
                                                                     -----------
                                                                          52,258
                                                                     -----------
BEVERAGES (0.3%)
Hansen Natural Corp.(b)                               1,060              137,228
                                                                     -----------
BIOTECHNOLOGY (0.2%)
ArQule, Inc.(b)                                       3,430               21,232
Regeneron Pharmaceuticals, Inc.(b)                    3,750               54,449
Savient Pharmaceuticals, Inc.(b)                      5,640               31,528
                                                                     -----------
                                                                         107,209
                                                                     -----------
BUILDING PRODUCTS (1.5%)
Apogee Enterprises, Inc.                              2,690               43,659
ElkCorp                                               1,800               54,810
Griffon Corp.(b)                                      2,340               62,408
Lennox International, Inc.                            4,920              160,539
NCI Building Systems, Inc.(b)                         1,850              120,232
Simpson Manufacturing Co., Inc.                       3,280              131,167
Universal Forest Products, Inc.                       1,530              114,398
                                                                     -----------
                                                                         687,213
                                                                     -----------
CAPITAL MARKETS (1.0%)
Investment Technology Group, Inc.(b)                  3,630              192,354
LaBranche & Co., Inc.(b)                              5,090               71,922
Piper Jaffray Cos., Inc.(b)                           1,870              130,713
SWS Group, Inc.                                       1,590               43,550
                                                                     -----------
                                                                         438,539
                                                                     -----------
CHEMICALS (1.4%)
A. Schulman, Inc.                                     2,620               62,723
Arch Chemicals, Inc.                                  2,100               61,866
Georgia Gulf Corp.                                    2,900               86,014
H.B. Fuller Co.                                       2,520              131,796
MacDermid, Inc.                                       2,330               79,919
Material Sciences Corp.(b)                            1,250               12,888
OM Group, Inc.(b)                                     2,420               69,309
OMNOVA Solutions, Inc.(b)                             3,940               23,325
Penford Corp.                                           890               14,471
PolyOne Corp.(b)                                      7,850               69,708
Quaker Chemical Corp.                                   880               17,767
Wellman, Inc.                                         1,840               10,175
                                                                     -----------
                                                                         639,961
                                                                     -----------
COMMERCIAL BANKS (4.9%)
Boston Private Financial Holdings, Inc.               3,340              111,055
Central Pacific Financial Corp.                       3,050              115,595
Chittenden Corp.                                      4,780              131,737

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES              VALUE
                                                    --------            -------
Community Bank System, Inc.                           2,830          $    58,100
First Bancorp                                         6,930               73,458
First Commonwealth Financial Corp.                    7,250               97,005
First Republic Bank                                   2,150               93,568
Glacier Bancorp, Inc.                                 2,980               90,473
Hanmi Financial Corp.                                 3,750               73,050
Independent Bank Corp.                                1,900               51,870
Irwin Financial Corp.                                 1,700               31,212
Prosperity Bancshares, Inc.                           2,500               81,500
Provident Bankshares Corp.                            3,310              115,056
Republic Bancorp, Inc.                                7,320               83,960
South Financial Group, Inc.                           6,780              183,940
Sterling Bancshares, Inc.                             4,400               72,864
Sterling Financial Corp.                              3,135              100,790
Susquehanna Bancshares, Inc.                          4,650              110,996
Umpqua Holdings Corp.                                 4,160              109,824
United Bankshares, Inc.                               3,810              138,989
Whitney Holding Corp.                                 5,620              199,846
Wintrust Financial Corp.                              2,270              117,473
                                                                     -----------
                                                                       2,242,361
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES (4.0%)
ABM Industries, Inc.                                  3,610               62,092
Administaff, Inc.                                     2,010              116,078
Angelica Corp.                                          760               15,420
Bowne & Co., Inc.                                     2,960               46,502
Brady Corp.                                           4,250              152,872
CDI Corp.                                             1,200               34,020
Central Parking Corp.                                 1,640               25,010
Coinstar, Inc.(b)                                     2,350               64,085
Consolidated Graphics, Inc.(b)                        1,020               53,336
G & K Services, Inc.                                  1,950               79,892
Healthcare Services Group                             2,440               52,094
Heidrick & Struggles International, Inc.(b)           1,670               60,387
John H. Harland Co.                                   2,550              105,698
Labor Ready, Inc.(b)                                  4,620              122,107
NCO Group, Inc.(b)                                    2,710               58,130
On Assignment, Inc.(b)                                2,440               31,720
School Specialty, Inc.(b)                             1,990               72,376
SOURCECORP, Inc.(b)                                   1,400               34,622
Spherion Corp.(b)                                     5,200               55,016
Standard Register Co.                                 1,280               17,472
Tetra Tech, Inc.(b)                                   5,080               98,704
United Stationers, Inc.(b)                            2,990              160,413
Volt Information Sciences, Inc.(b)                      800               25,104
Waste Connections, Inc.(b)                            4,040              155,539
Watson Wyatt & Co. Holdings                           3,740              123,308
                                                                     -----------
                                                                       1,821,997
                                                                     -----------
COMMUNICATIONS EQUIPMENT (1.5%)
Bel Fuse, Inc.                                        1,020               33,803
Belden CDT, Inc.                                      3,800              118,939
Black Box Corp.                                       1,460               68,503
Blue Coat Systems, Inc.(b)                            1,300               28,288
C-COR, Inc.(b)                                        4,320               35,338
Comtech Telecommunications Corp.(b)                   1,790               50,926
Digi International, Inc.(b)                           1,920               24,288
Ditech Communications Corp.(b)                        2,990               28,166
Harmonic, Inc.(b)                                     6,580               35,203
Inter-Tel, Inc.                                       1,980               45,421
NETGEAR, Inc.(b)                                      2,840               63,758
Network Equipment Technologies, Inc.(b)               2,860                8,723
PC-Tel, Inc.(b)                                       2,090               22,070
Symmetricom, Inc.(b)                                  4,070               32,967
Tollgrade Communications, Inc.(b)                     1,330               15,255
ViaSat, Inc.(b)                                       2,060               62,068
                                                                     -----------
                                                                         673,716
                                                                     -----------
COMPUTERS & PERIPHERALS (1.1%)
Adaptec, Inc.(b)                                      9,620               53,199
Avid Technology, Inc.(b)                              3,430              132,226
Hutchinson Technology, Inc.(b)                        2,210               52,532
Komag, Inc.(b)                                        2,520              105,941
Neoware, Inc.(b)                                      1,730               37,489
Novatel Wireless, Inc.(b)                             2,740               27,564
SBS Technologies, Inc.(b)                             1,480               24,080
Synaptics, Inc.(b)                                    2,100               55,062
                                                                     -----------
                                                                         488,093
                                                                     -----------
CONSTRUCTION & ENGINEERING (1.2%)
EMCOR Group, Inc.(b)                                  2,710              135,636
Insituform Technologies, Inc.(b)                      2,440               62,171
Shaw Group, Inc.(b)                                   6,600              201,960
URS Corp.(b)                                          3,760              161,943
                                                                     -----------
                                                                         561,710
                                                                     -----------

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES              VALUE
                                                    --------            -------
CONSTRUCTION MATERIALS (0.5%)
Headwaters, Inc.(b)                                   3,680          $   123,942
Texas Industries, Inc.                                2,140              121,338
                                                                     -----------
                                                                         245,280
                                                                     -----------
CONSUMER FINANCE (0.3%)
Cash America International, Inc.                      2,500               82,200
Rewards Network, Inc.(b)                              2,400               19,656
World Acceptance Corp.(b)                             1,600               46,064
                                                                     -----------
                                                                         147,920
                                                                     -----------
CONTAINERS & PACKAGING (0.7%)
AptarGroup, Inc.                                      3,090              161,946
Caraustar Industries, Inc.(b)                         2,700               26,757
Chesapeake Corp.                                      1,940               27,296
Myers Industries, Inc.                                2,810               49,737
Rock-Tenn Co.                                         3,150               49,991
                                                                     -----------
                                                                         315,727
                                                                     -----------
DISTRIBUTORS (0.2%)
Audiovox Corp.(b)                                     2,070               25,130
Building Materials Holding Corp.                      2,640               88,229
                                                                     -----------
                                                                         113,359
                                                                     -----------
DIVERSIFIED CONSUMER SERVICES (0.1%)
Pre-Paid Legal Services, Inc.                           960               32,448
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES (0.3%)
Financial Federal Corp.                               2,320               65,888
Portfolio Recovery Associates, Inc.(b)                1,390               71,516
                                                                     -----------
                                                                         137,404
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Commonwealth Telephone Enterprises, Inc.              1,950               64,701
General Communication, Inc.(b)                        4,400               52,800
                                                                     -----------
                                                                         117,501
                                                                     -----------
ELECTRIC UTILITIES (1.1%)
ALLETE, Inc.                                          2,720              127,213
Central Vermont Public Service Corp.                  1,050               20,948
Cleco Corp.                                           4,480              100,800
El Paso Electric Co.(b)                               4,290               84,728
Green Mountain Power Corp.                              410               11,660
UIL Holdings Corp.                                    1,140               63,327
Unisource Energy Corp.                                3,130               94,683
                                                                     -----------
                                                                         503,359
                                                                     -----------
ELECTRICAL EQUIPMENT (1.5%)
A.O. Smith Corp.                                      1,840               87,253
Acuity Brands, Inc.                                   3,950              163,056
Artesyn Technologies, Inc.(b)                         3,660               40,223
Baldor Electric Co.                                   2,740               90,968
C&D Technologies, Inc.                                2,640               21,278
MagneTek, Inc.(b)                                     3,870               15,441
REGAL-BELOIT CORP.                                    2,830              132,048
Vicor Corp.                                           1,800               37,134
Woodward Governor Co.                                 2,730               93,503
                                                                     -----------
                                                                         680,904
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.8%)
Aeroflex, Inc.(b)                                     6,490               81,839
Agilysys, Inc.                                        2,800               40,544
Anixter International, Inc.                           2,880              146,419
Bell Microproducts, Inc.(b)                           3,250               21,125
Benchmark Electronics, Inc.(b)                        5,560              151,787
Brightpoint, Inc.(b)                                  3,495              117,013
Checkpoint Systems, Inc.(b)                           3,340               88,009
Cognex Corp.                                          4,090              108,999
Coherent, Inc.(b)                                     2,700               99,927
CTS Corp.                                             3,310               46,704
Electro Scientific Industries, Inc.(b)                2,640               52,879
Gerber Scientific, Inc.(b)                            2,150               22,296
Global Imaging Systems, Inc.(b)                       1,970               73,580
Insight Enterprises, Inc.(b)                          4,150               82,046
Itron, Inc.(b)                                        2,110              141,476
Keithley Instruments, Inc.                            1,550               23,886
Littelfuse, Inc.(b)                                   2,070               66,840
Mercury Computer Systems, Inc.(b)                     1,920               36,595
Methode Electronics, Inc.                             3,370               33,026
MTS Systems Corp.                                     1,760               78,760
Park Electrochemical Corp.                            1,820               56,365
Paxar Corp.(b)                                        3,300               72,072
Photon Dynamics, Inc.(b)                              1,640               31,242
Planar Systems, Inc.(b)                               1,390               22,629

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES              VALUE
                                                    --------            -------
RadiSys Corp.(b)                                      1,890          $    39,992
Rogers Corp.(b)                                       1,450               89,465
ScanSource, Inc.(b)                                   1,100               68,860
Technitrol, Inc.                                      3,560               89,142
Trimble Navigation Ltd.(b)                            4,600              217,947
X-Rite, Inc.                                          1,800               23,544
                                                                     -----------
                                                                       2,225,008
                                                                     -----------
ENERGY EQUIPMENT & SERVICES (4.5%)
Atwood Oceanics, Inc.(b)                              2,460              131,241
Bristow Group, Inc.(b)                                2,040               73,195
Dril-Quip, Inc.(b)                                      790               56,864
Helix Energy Solutions Group, Inc.(b)                 6,580              255,435
Input/Output, Inc.(b)                                 6,200               62,496
Lone Star Technologies, Inc.(b)                       2,670              141,537
Lufkin Industries, Inc.                               1,290               82,637
Maverick Tube Corp.(b)                                3,600              195,912
NS Group, Inc.(b)                                     1,880               94,038
Oceaneering International, Inc.(b)                    2,450              149,524
SEACOR Holdings, Inc.(b)                              1,860              164,517
TETRA Technologies, Inc.(b)                           3,070              151,044
Unit Corp.(b)                                         4,000              230,999
Veritas DGC, Inc.(b)                                  3,100              148,552
W-H Energy Services, Inc.(b)                          2,630              132,158
                                                                     -----------
                                                                       2,070,149
                                                                     -----------
FOOD & STAPLES RETAILING (1.0%)
Casey's General Stores, Inc.                          4,440               94,972
Great Atlantic & Pacific Tea Co., Inc.                1,750               47,425
Longs Drug Stores Corp.                               2,320              109,991
Nash Finch Co.                                        1,080               24,948
Performance Food Group Co.(b)                         2,910               89,337
United Natural Foods, Inc.(b)                         3,490              111,575
                                                                     -----------
                                                                         478,248
                                                                     -----------
FOOD PRODUCTS (1.6%)
American Italian Pasta Co.                            1,590               13,213
Corn Products International, Inc.                     6,070              169,960
Delta & Pine Land Co.                                 3,100               91,698
Flowers Foods, Inc.                                   4,390              123,315
Hain Celestial Group, Inc.(b)                         3,160               85,004
J & J Snack Foods Corp.                               1,140               39,045
Lance, Inc.                                           2,540               64,795
Peet's Coffee & Tea, Inc.(b)                          1,170               36,434
Ralcorp Holdings, Inc.(b)                             2,440               90,963
Sanderson Farms, Inc.                                 1,290               34,198
                                                                     -----------
                                                                         748,625
                                                                     -----------
GAS UTILITIES (2.6%)
Atmos Energy Corp.                                    7,510              199,315
Cascade Natural Gas Corp.                             1,150               23,541
Laclede Group, Inc.                                   2,060               70,246
Northwest Natural Gas Co.                             3,000              103,620
Piedmont Natural Gas Co., Inc.                        7,550              185,202
South Jersey Industries, Inc.                         2,660               70,703
Southern Union Co.                                    8,360              216,691
Southwest Gas Corp.                                   4,010              111,157
UGI Corp.                                             9,130              204,512
                                                                     -----------
                                                                       1,184,987
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES (6.5%)
American Medical Systems Holdings, Inc.(b)            5,730              127,263
Analogic Corp.                                        1,220               76,970
ArthroCare Corp.(b)                                   2,160               97,913
BioLase Technology, Inc.                              2,140               22,791
Biosite, Inc.(b)                                      1,510               85,164
CONMED Corp.(b)                                       2,320               50,599
Cooper Cos., Inc.                                     3,650              200,093
Cyberonics, Inc.(b)                                   1,890               43,829
Datascope Corp.                                       1,030               39,799
Diagnostic Products Corp.                             2,050              118,900
DJ Orthopedics, Inc.(b)                               1,860               73,954
Greatbatch, Inc.(b)                                   1,860               45,570
Haemonetics Corp.(b)                                  2,280              124,260
Hologic, Inc.(b)                                      3,700              176,379
ICU Medical, Inc.(b)                                  1,260               51,899
IDEXX Laboratories, Inc.(b)                           2,650              220,506
Immucor, Inc.(b)                                      3,730              108,357
Integra LifeSciences Holdings(b)                      1,550               65,038
Intermagnetics General Corp.(b)                       3,270               71,024
Invacare Corp.                                        2,660               81,529
Kensey Nash Corp.(b)                                    900               27,153
Laserscope(b)                                         1,720               40,867
Mentor Corp.                                          3,230              139,956

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES              VALUE
                                                    --------            -------
Merit Medical Systems, Inc.(b)                        2,520          $    29,459
Osteotech, Inc.(b)                                    1,820                8,154
PolyMedica Corp.                                      1,960               80,968
Possis Medical, Inc.(b)                               1,820               17,763
ResMed, Inc.(b)                                       6,190              267,098
Respironics, Inc.(b)                                  5,980              218,987
SurModics, Inc.(b)                                    1,400               49,784
Sybron Dental Specialties, Inc.(b)                    3,420              160,877
Theragenics Corp.(b)                                  3,170               10,905
Viasys Healthcare, Inc.(b)                            2,660               77,353
Vital Signs, Inc.                                       500               24,850
                                                                     -----------
                                                                       3,036,011
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES (3.8%)
Amedisys, Inc.(b)                                     1,360               45,098
AMERIGROUP Corp.(b)                                   4,280              110,552
AmSurg Corp.(b)                                       2,420               61,807
Centene Corp.(b)                                      3,650               93,769
Chemed Corp.                                          2,170              118,243
Cross Country Healthcare, Inc.(b)                     1,990               36,059
CryoLife, Inc.(b)                                     2,330               10,998
Genesis HealthCare Corp.(b)                           1,590               75,159
Gentiva Health Services, Inc.(b)                      2,260               38,284
Healthways, Inc.(b)                                   2,880              141,293
Hooper Holmes, Inc.                                   6,100               17,995
LCA-Vision, Inc.                                      1,750               98,280
Matria Healthcare, Inc.(b)                            1,740               53,401
Odyssey Healthcare, Inc.(b)                           2,880               50,083
Owens & Minor, Inc.                                   3,380              107,721
Pediatrix Medical Group, Inc.(b)                      3,960              200,454
RehabCare, Inc.(b)                                    1,390               22,838
Sierra Health Services, Inc.(b)                       4,250              166,643
Sunrise Senior Living, Inc.(b)                        3,570              132,804
United Surgical Partners International, Inc.(b)       3,640              120,156
Ventiv Health, Inc.(b)                                2,350               70,594
                                                                     -----------
                                                                       1,772,231
                                                                     -----------
HEALTH CARE TECHNOLOGY (0.7%)
Cerner Corp.(b)                                       5,140              203,800
Dendrite International, Inc.(b)                       3,820               47,483
Per-Se Technologies, Inc.(b)                          2,891               80,804
                                                                     -----------
                                                                         332,087
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE (3.0%)
CEC Entertainment, Inc.(b)                            3,080              108,108
IHOP Corp.                                            1,720               82,422
Jack In the Box, Inc.(b)                              3,060              127,908
Landry's Restaurants, Inc.                            1,500               53,205
Lone Star Steakhouse & Saloon, Inc.                   1,660               45,252
Marcus Corp.                                          2,370               42,731
O'Charley's, Inc.(b)                                  2,090               35,426
P.F. Chang's China Bistro, Inc.(b)                    2,410              102,690
Panera Bread Co.(b)                                   2,710              201,028
Papa John's International, Inc.(b)                    2,170               72,521
RARE Hospitality International, Inc.(b)               3,030               94,294
Red Robin Gourmet Burgers, Inc.(b)                    1,350               60,696
Ryan's Restaurant Group, Inc.(b)                      3,760               50,346
Sonic Corp.(b)                                        5,060              171,585
Steak n Shake Co.(b)                                  2,480               47,393
Triarc Cos., Inc., Class B                            5,160               85,243
                                                                     -----------
                                                                       1,380,848
                                                                     -----------
HOUSEHOLD DURABLES (1.7%)
Bassett Furniture Industries, Inc.                    1,340               24,710
Ethan Allen Interiors, Inc.                           2,930              131,528
Interface, Inc.(b)                                    4,410               56,713
La-Z-Boy, Inc.                                        4,800               73,536
Lenox Group, Inc.(b)                                  1,430               19,477
Libbey, Inc.                                          1,180               16,213
M/I Homes, Inc.                                       1,130               48,782
Meritage Homes Corp.(b)                               1,990              130,504
National Presto Industries, Inc.                        530               31,959
Russ Berrie & Co., Inc.(b)                            1,300               17,225
Skyline Corp.                                           800               31,248
Standard-Pacific Corp.                                5,770              182,966
                                                                     -----------
                                                                         764,861
                                                                     -----------
HOUSEHOLD PRODUCTS (0.2%)
Spectrum Brands, Inc.(b)                              3,250               53,787
WD-40 Co.                                             1,460               45,888
                                                                     -----------
                                                                          99,675
                                                                     -----------
INDUSTRIAL CONGLOMERATES (0.2%)
Standex International Corp.                           1,030               29,551
Tredegar Corp.                                        2,470               39,668
                                                                     -----------
                                                                          69,219
                                                                     -----------

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES              VALUE
                                                    --------            -------
INSURANCE (2.8%)
Delphi Financial Group, Inc.                          2,610          $   136,738
Hilb, Rogal & Hobbs Co.                               3,190              130,407
Infinity Property & Casualty Corp.                    1,850               82,954
LandAmerica Financial Group, Inc.                     1,530              106,151
Philadelphia Consolidated Holding Corp.(b)            4,740              157,035
Presidential Life Corp.                               1,910               47,082
ProAssurance Corp.(b)                                 2,810              141,568
RLI Corp.                                             1,920               95,232
SCPIE Holdings, Inc.(b)                                 950               23,560
Selective Insurance Group, Inc.                       2,480              138,037
Stewart Information Services Corp.                    1,560               67,392
United Fire & Casualty Co.                            1,590               47,605
Zenith National Insurance Co.                         3,165              139,640
                                                                     -----------
                                                                       1,313,401
                                                                     -----------
INTERNET & CATALOG RETAIL (0.1%)
J. Jill Group, Inc.(b)                                1,740               41,795
                                                                     -----------
INTERNET SOFTWARE & SERVICES (0.8%)
Digital Insight Corp.(b)                              2,990              103,125
InfoSpace, Inc.(b)                                    2,410               61,527
J2 Global Communications, Inc.(b)                     2,190              107,508
Miva, Inc.(b)                                         2,930               12,892
Webex Communications, Inc.(b)                         2,940              103,929
                                                                     -----------
                                                                         388,981
                                                                     -----------
IT SERVICES (2.1%)
CACI International, Inc.(b)                           2,580              161,353
Carreker Corp.(b)                                     2,310               14,507
Ciber, Inc.(b)                                        4,790               32,812
eFunds Corp.(b)                                       3,930              101,158
Gevity HR, Inc.                                       2,370               60,885
Global Payment, Inc.                                  5,550              263,236
iPayment Holdings, Inc.(b)                            1,150               49,738
Keane, Inc.(b)                                        4,050               57,267
ManTech International Corp.(b)                        1,740               57,472
MAXIMUS, Inc.                                         1,670               58,183
Pegasus Solutions, Inc.(b)                            1,590               15,010
StarTek, Inc.                                         1,070               24,428
TALX Corp.                                            2,745               71,397
                                                                     -----------
                                                                         967,446
                                                                     -----------
LEISURE EQUIPMENT & PRODUCTS (0.5%)
Arctic Cat, Inc.                                      1,290               27,903
JAKKS Pacific, Inc.(b)                                2,350               53,274
K2, Inc.(b)                                           4,250               50,108
MarineMax, Inc.(b)                                    1,470               48,157
Nautilus Group, Inc.                                  2,960               48,544
Sturm, Ruger & Co., Inc.                              2,580               18,112
                                                                     -----------
                                                                         246,098
                                                                     -----------
LIFE SCIENCES TOOLS AND SERVICES (0.4%)
Cambrex Corp.                                         2,310               46,847
Enzo Biochem, Inc.(b)                                 2,500               30,700
PAREXEL International Corp.(b)                        2,380               70,233
SFBC International, Inc.(b)                           1,590               37,127
                                                                     -----------
                                                                         184,907
                                                                     -----------
MACHINERY (6.0%)
A.S.V., Inc.(b)                                       1,710               42,750
Albany International Corp.                            2,840              111,044
Astec Industries, Inc.(b)                             1,580               62,173
Barnes Group, Inc.                                    1,650               74,366
Briggs & Stratton Corp.                               4,490              151,493
CLARCOR, Inc.                                         4,670              163,450
EnPro Industries, Inc.(b)                             1,920               70,810
Gardner Denver, Inc.(b)                               2,270              169,183
IDEX Corp.                                            4,610              234,187
JLG Industries, Inc.                                  8,660              248,368
Kaydon Corp.                                          2,670              114,650
Lindsay Manufacturing Co.                             1,140               29,640
Lydall, Inc.(b)                                       1,770               16,479
Manitowoc Co., Inc.                                   5,020              248,941
Mueller Industries, Inc.                              3,120              118,186
Oshkosh Truck Corp.                                   6,100              373,319
Robbins & Myers, Inc.                                 1,190               28,917
Stewart & Stevenson Services, Inc.                    2,540               89,078
Toro Co.                                              3,900              192,855
Valmont Industries, Inc.                              1,520               81,700
Wabash National Corp.                                 2,780               50,318
Watts Water Technologies, Inc.                        2,420               82,788
Wolverine Tube, Inc.(b)                               1,690                5,459
                                                                     -----------
                                                                       2,760,154
                                                                     -----------

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES              VALUE
                                                    --------            -------
MARINE (0.4%)
Kirby Corp.(b)                                        2,400          $   176,880
                                                                     -----------
MEDIA (0.5%)
4Kids Entertainment, Inc.(b)                          1,330               22,916
ADVO, Inc.                                            2,760               78,218
Live Nation, Inc.(b)                                  5,800              110,200
Thomas Nelson, Inc.                                   1,010               29,846
                                                                     -----------
                                                                         241,180
                                                                     -----------
METALS & MINING (3.7%)
A.M. Castle & Co.                                       940               33,934
Aleris International, Inc.(b)                         2,660              123,025
AMCOL International Corp.                             1,980               57,064
Brush Engineered Materials, Inc.(b)                   1,740               40,559
Carpenter Technology Corp.                            1,880              223,626
Century Aluminum Co.(b)                               1,930               91,887
Chaparral Steel Co.(b)                                1,910              120,559
Cleveland Cliffs, Inc.                                1,840              157,486
Commercial Metals Co.                                 4,890              266,016
Quanex Corp.                                          3,245              138,756
Reliance Steel & Aluminum Co.                         2,610              232,160
RTI International Metals, Inc.(b)                     2,030              122,084
Ryerson Tull, Inc.                                    2,190               64,342
Steel Technologies, Inc.                              1,040               24,159
                                                                     -----------
                                                                       1,695,657
                                                                     -----------
MULTI-UTILITIES (0.3%)
Avista Corp.                                          4,480               94,125
CH Energy Group, Inc.                                 1,140               53,899
                                                                     -----------
                                                                         148,024
                                                                     -----------
MULTILINE RETAIL (0.2%)
Fred's, Inc.                                          3,490               49,523
Tuesday Morning Corp.                                 2,390               45,291
                                                                     -----------
                                                                          94,814
                                                                     -----------
OIL, GAS & CONSUMABLE FUELS (3.9%)
Cabot Oil & Gas Corp.                                 4,170              205,414
Cimarex Energy Co.                                    6,880              295,495
Frontier Oil Corp.                                    4,620              279,649
Massey Energy Co.                                     6,260              241,949
Penn Virginia Corp.                                   1,650              119,262
Petroleum Development Corp.(b)                        1,460               58,415
Remington Oil & Gas Corp.(b)                          2,160               94,198
St. Mary Land & Exploration Co.                       4,880              205,741
Stone Energy Corp.(b)                                 2,380              112,098
Swift Energy Co.(b)                                   2,560              108,442
World Fuel Services Corp.                             2,380               95,295
                                                                     -----------
                                                                       1,815,958
                                                                     -----------
PAPER & FOREST PRODUCTS (0.5%)
Buckeye Technologies, Inc.(b)                         3,050               24,553
Deltic Timber Corp.                                   1,200               69,264
Neenah Paper, Inc.                                    1,580               50,702
Pope & Talbot, Inc.                                   1,750               14,088
Wausau-Mosinee Paper Corp.                            5,250               75,494
                                                                     -----------
                                                                         234,101
                                                                     -----------
PERSONAL PRODUCTS (0.4%)
Natures Sunshine Products, Inc.                       1,280               13,536
NBTY, Inc.(b)                                         4,640              105,096
Playtex Products, Inc.(b)                             5,480               61,431
                                                                     -----------
                                                                         180,063
                                                                     -----------
PHARMACEUTICALS (0.9%)
Alpharma, Inc.                                        3,500               91,875
Bradley Pharmaceuticals, Inc.(b)                      1,330               19,737
CNS, Inc.                                             1,240               26,672
Connetics Corp.(b)                                    2,870               43,481
First Horizon Pharmaceutical Corp.(b)                 2,370               52,780
MGI Pharma, Inc.(b)                                   6,460              120,673
Noven Pharmaceuticals, Inc.(b)                        2,000               37,800
                                                                     -----------
                                                                         393,018
                                                                     -----------
REAL ESTATE INVESTMENT TRUST (2.8%)
Colonial Properties Trust                             4,680              230,443
Commercial Net Lease Realty                           6,340              133,457
Eastgroup Properties, Inc.                            2,550              113,909
Entertainment Properties Trust                        2,930              119,749
Glenborough Realty Trust, Inc.                        3,920               82,124
Lexington Corp. Properties Trust                      5,850              126,126

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES              VALUE
                                                    --------            -------
LTC Properties, Inc.                                  2,490          $    54,631
New Century Financial Corp.                           4,860              248,929
Parkway Properties, Inc.                              1,590               62,964
Sovran Self Storage, Inc.                             1,980               97,317
                                                                     -----------
                                                                       1,269,649
                                                                     -----------
ROAD & RAIL (1.2%)
Arkansas Best Corp.                                   2,320               99,574
Heartland Express, Inc.                               4,330              105,262
Kansas City Southern(b)                               6,340              154,063
Knight Transportation, Inc.                           5,310              103,704
Old Dominion Freight Line, Inc.(b)                    2,775               89,355
                                                                     -----------
                                                                         551,958
                                                                     -----------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT (3.2%)
Actel Corp.(b)                                        2,520               40,496
Advanced Energy Industries, Inc.(b)                   2,650               41,579
Atmi, Inc.(b)                                         3,470               98,548
Axcelis Technologies, Inc.(b)                         8,830               52,009
Brooks Automation, Inc.(b)                            6,560               88,691
Cohu, Inc.                                            2,020               38,764
Cymer, Inc.(b)                                        3,120              161,273
Diodes, Inc.(b)                                       1,770               72,110
DSP Group, Inc.(b)                                    2,690               72,738
ESS Technology, Inc.(b)                               4,340               13,758
Exar Corp.(b)                                         3,470               50,280
FEI Co.(b)                                            2,260               49,132
Kopin Corp.(b)                                        6,460               35,918
Pericom Semiconductor Corp.(b)                        2,720               26,547
Photronics, Inc.(b)                                   3,690               66,309
Power Integrations, Inc.(b)                           2,770               58,641
Rudolph Technologies, Inc.(b)                         2,280               37,802
Skyworks Solutions, Inc.(b)                          13,800               98,670
Standard Microsystems Corp.(b)                        1,990               46,367
Supertex, Inc.(b)                                     1,160               44,799
Ultratech, Inc.(b)                                    2,160               42,422
Varian Semiconductor Equipment Associates, Inc.(b)    5,105              167,189
Veeco Instruments, Inc.(b)                            2,450               58,678
                                                                     -----------
                                                                       1,462,720
                                                                     -----------
SOFTWARE (3.8%)
Altiris, Inc.(b)                                      2,140               45,796
ANSYS, Inc.(b)                                        2,760              155,801
Captaris, Inc.(b)                                     3,060               12,301
Catapult Communications Corp.(b)                      1,080               12,917
Epicor Software Corp.(b)                              4,730               57,375
EPIQ Systems, Inc.(b)                                 1,190               20,718
Factset Research Systems, Inc.                        3,000              132,420
FileNet Corp.(b)                                      3,650              101,543
Hyperion Solutions Corp.(b)                           5,050              154,631
Internet Security Systems, Inc.(b)                    3,420               76,745
JDA Software Group, Inc.(b)                           2,680               36,609
Kronos, Inc.(b)                                       2,710              123,684
Manhattan Associates, Inc.(b)                         2,610               56,663
MapInfo Corp.(b)                                      1,950               27,105
MICROS Systems, Inc.(b)                               3,310              138,358
MRO Software, Inc.(b)                                 1,980               37,660
Napster, Inc.(b)                                      4,650               21,530
Open Solutions, Inc.(b)                               1,820               49,540
Phoenix Technologies Ltd.(b)                          2,470               14,400
Progress Software Corp.(b)                            3,650              100,704
Quality Systems, Inc.                                 1,520               51,011
Radiant Systems, Inc.(b)                              2,010               26,130
Secure Computing Corp.(b)                             4,590               49,343
Sonic Solutions(b)                                    2,190               38,807
SPSS, Inc.(b)                                         1,440               50,198
THQ, Inc.(b)                                          5,430              139,171
                                                                     -----------
                                                                       1,731,160
                                                                     -----------
SPECIALTY RETAIL (4.4%)
Aaron Rents, Inc.                                     3,900              104,754
Cato Corp.                                            2,790               63,138
Children's Place Retail Stores, Inc.(b)               1,820              112,440
Christopher & Banks Corp.                             3,110               82,166
Cost Plus, Inc.(b)                                    1,850               32,560
Dress Barn, Inc.(b)                                   3,980              100,654
Finish Line, Inc., Class A                            3,890               64,107
Genesco, Inc.(b)                                      2,020               83,487
Group 1 Automotive, Inc.                              1,840              100,427
Guitar Center, Inc.(b)                                2,290              123,110
Gymboree Corp.(b)                                     2,780               83,622
Hancock Fabrics, Inc.                                 2,230                7,827

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES              VALUE
                                                    --------            -------
Haverty Furniture Cos., Inc.                          1,930          $    29,143
Hibbet Sporting Goods, Inc.(b)                        3,110               94,264
Hot Topic, Inc.(b)                                    4,040               59,913
Jos. A. Bank Clothiers, Inc.(b)                       1,312               55,104
Men's Wearhouse, Inc.                                 4,460              158,062
Midas Group, Inc.(b)                                  1,370               31,428
Pep Boys - Manny, Moe & Jack, Inc.                    4,790               71,227
Sonic Automotive, Inc.                                2,610               70,522
Stage Stores, Inc.                                    2,235               69,866
Stein Mart, Inc.                                      2,560               40,448
Too, Inc.(b)                                          2,890              111,034
Tractor Supply Co.(b)                                 2,790              180,764
Zale Corp.(b)                                         4,110              101,312
                                                                     -----------
                                                                       2,031,379
                                                                     -----------
TEXTILES APPAREL & LUXURY GOODS (1.9%)
Ashworth, Inc.(b)                                     1,380               14,090
Brown Shoe Company, Inc.                              2,400               91,272
Fossil, Inc.(b)                                       4,080               66,341
K-Swiss, Inc.                                         2,500               71,700
Kellwood Co.                                          2,310               74,012
Oxford Industries, Inc.                               1,350               58,995
Phillips-Van Heusen Corp.                             3,230              129,846
Quiksilver, Inc.(b)                                   9,880              135,059
Russell Corp.                                         2,970               53,757
Stride Rite Corp.                                     3,680               51,557
Wolverine World Wide, Inc.                            5,100              126,684
                                                                     -----------
                                                                         873,313
                                                                     -----------
THRIFTS & MORTGAGE FINANCE (2.2%)
Anchor BanCorp of Wisconsin, Inc.                     1,630               47,563
BankAtlantic Bancorp, Inc.                            4,470               66,692
BankUnited Financial Corp.                            2,880               88,387
Brookline Bancorp, Inc.                               5,960               88,208
Dime Community Bancshares, Inc.                       2,650               37,551
Downey Financial Corp.                                1,890              135,665
Fidelity Bankshares, Inc.                             2,010               64,762
FirstFed Financial Corp.(b)                           1,490               93,706
Flagstar Bancorp, Inc.                                3,430               54,880
Franklin Bank Corp.(b)                                1,980               38,432
Fremont General Corp.                                 5,490              122,098
Harbor Florida Bancshares, Inc.                       1,840               69,110
MAF Bancorp, Inc.                                     2,850              126,483
                                                                     -----------
                                                                       1,033,537
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS (0.5%)
Applied Industrial Technologies, Inc.                 2,240               93,072
Lawson Products, Inc.                                   500               21,210
Watsco, Inc.                                          2,130              135,149
                                                                     -----------
                                                                         249,431
                                                                     -----------
WATER UTILITIES (0.1%)
American States Water Co.                             1,680               67,049
                                                                     -----------
TOTAL COMMON STOCKS (COST $41,200,320)                                45,959,034
                                                                     -----------
SHORT-TERM INVESTMENTS (0.8%)
AIM Short Term Prime Money Market, 4.40%,(c)         18,753               18,753
Fifth Third Institutional Government
    Money Market Fund, 4.11%,(c)                    366,707              366,707
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST $385,460)                             385,460
                                                                     -----------

   TOTAL INVESTMENTS (COST $41,585,780)(a) 100.5%                     46,344,494

   LIABILITIES IN EXCESS OF OTHER ASSETS (0.5)%                         (231,992)
                                                                     -----------
   NET ASSETS 100.0%                                                 $46,112,502
                                                                     ===========

Percentages indicated are based on net assets.

(a) Cost for federal income tax purposes is $41,629,957. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation                                              $ 6,593,617
Unrealized depreciation                                               (1,879,080)
                                                                     -----------
Net unrealized appreciation                                          $ 4,714,537
                                                                     ===========

(b) Represents non-income producing security.
(c) Rate shown represents the rate as of April 30, 2006.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
COMMON STOCKS (99.1%)

AEROSPACE & DEFENSE (2.1%)
AAR Corp.(b)                                            980          $    26,146
Alliant Techsystems, Inc.(b)                            700               55,993
Applied Signal Technology, Inc.                         460                8,257
Armor Holdings, Inc.(b)                               1,040               63,513
Boeing Co.                                            3,540              295,414
Ceradyne, Inc.(b)                                       870               46,110
Cubic Corp.                                             660               15,173
Curtiss-Wright Corp.                                  1,360               45,070
DRS Technologies, Inc.                                  961               53,364
EDO Corp.                                               640               16,723
Esterline Technologies Corp.(b)                         880               39,002
GenCorp., Inc.(b)                                     1,550               30,287
General Dynamics Corp.                                1,940              127,303
Goodrich Corp.                                          500               22,250
Honeywell International, Inc.                         3,770              160,225
Kaman Corp.                                             610               14,823
L-3 Communications Holdings, Inc.                       570               46,569
Lockheed Martin Corp.                                 1,590              120,681
Moog, Inc.(b)                                         1,010               37,825
Northrop Grumman Corp.                                1,700              113,730
Precision Castparts Corp.                             2,680              168,786
Raytheon Co.                                          1,840               81,457
Rockwell Collins, Inc.                                  690               39,468
Sequa Corp.(b)                                          140               11,900
Teledyne Technologies, Inc.(b)                        1,030               37,502
Triumph Group, Inc.(b)                                  490               23,059
United Technologies Corp.                             4,540              285,158
                                                                     -----------
                                                                       1,985,788
                                                                     -----------
AIR FREIGHT & LOGISTICS (1.1%)
C.H. Robinson Worldwide, Inc.                         3,380              149,903
EGL, Inc.(b)                                          1,150               53,728
Expeditors International of Washington, Inc.          2,090              178,925
FedEx Corp.                                           1,390              160,031
Forward Air Corp.                                       965               38,764
Hub Group, Inc., Class A(b)                             580               28,519
United Parcel Service, Inc.                           4,850              393,189
                                                                     -----------
                                                                       1,003,059
                                                                     -----------
AIRLINES (0.2%)
AirTran Holdings, Inc.(b)                             1,710               23,906
Alaska Air Group, Inc.(b)                               710               26,952
Frontier Airlines Holdings, Inc.(b)                   1,130                7,661
JetBlue Airways Corp.(b)                              3,105               31,857
Mesa Air Group, Inc.(b)                                 980               10,319
SkyWest, Inc.                                         2,000               47,140
Southwest Airlines Co.                                3,430               55,635
                                                                     -----------
                                                                         203,470
                                                                     -----------
AUTO COMPONENTS (0.4%)
ArvinMeritor, Inc.                                    1,330               22,118
Bandag, Inc.                                            360               14,443
BorgWarner, Inc.                                      1,170               71,054
Cooper Tire & Rubber Co.                                270                3,429
Drew Industries, Inc.(b)                                400               14,376
Gentex Corp.                                          3,240               47,498
Goodyear Tire & Rubber Co.(b)                           700                9,800
Johnson Controls, Inc.                                  900               73,395
Lear Corp.                                            1,450               34,191
LKQ Corp.(b)                                          1,160               24,406
Modine Manufacturing Co.                                690               20,017
Standard Motor Products, Inc.                           620                4,948
Superior Industries International, Inc.                 740               13,927
                                                                     -----------
                                                                         353,602
                                                                     -----------
AUTOMOBILES (0.3%)
Coachmen Industries, Inc.                               470                5,302
Fleetwood Enterprises, Inc.(b)                        1,820               17,108
Ford Motor Co.                                        7,120               49,484
General Motors Corp.                                  2,690               61,547
Harley-Davidson, Inc.                                 1,400               71,176
Monaco Coach Corp.                                      820               11,414
Thor Industries, Inc.                                   870               43,918
Winnebago Industries, Inc.                            1,080               31,806
                                                                     -----------
                                                                         291,755
                                                                     -----------
BEVERAGES (1.1%)
Coca-Cola Co.                                         9,760              409,530
Coca-Cola Enterprises, Inc.                           1,690               33,006
Hansen Natural Corp.(b)                                 400               51,784
Pepsi Bottling Group, Inc.                              970               31,137

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
PepsiAmericas, Inc.                                   2,260          $    53,381
PepsiCo, Inc.                                         7,460              434,470
                                                                     -----------
                                                                       1,013,308
                                                                     -----------
BIOTECHNOLOGY (1.1%)
Amgen, Inc.(b)                                        5,480              370,995
ArQule, Inc.(b)                                       1,090                6,747
Biogen Idec, Inc.(b)                                  1,700               76,245
Cephalon, Inc.(b)                                     1,210               79,449
Genzyme Corp.(b)                                      1,220               74,615
Gilead Sciences, Inc.(b)                              2,110              121,324
Martek Biosciences Corp.(b)                             740               21,978
Medimmune, Inc.(b)                                    1,370               43,114
Millennium Pharmaceuticals, Inc.(b)                   6,170               56,024
PDL BioPharma, Inc.(b)                                2,340               67,345
Regeneron Pharmaceuticals, Inc.(b)                    1,690               24,539
Savient Pharmaceuticals, Inc.(b)                      2,150               12,019
Vertex Pharmaceuticals, Inc.(b)                       2,050               74,559
                                                                     -----------
                                                                       1,028,953
                                                                     -----------
BUILDING PRODUCTS (0.4%)
American Standard Cos., Inc.                            850               37,001
Apogee Enterprises, Inc.                                800               12,984
ElkCorp                                                 590               17,966
Griffon Corp.(b)                                        840               22,403
Lennox International, Inc.                            1,720               56,124
Masco Corp.                                           1,830               58,376
NCI Building Systems, Inc.(b)                           660               42,893
Simpson Manufacturing Co., Inc.                       1,270               50,787
Universal Forest Products, Inc.                         510               38,133
                                                                     -----------
                                                                         336,667
                                                                     -----------
CAPITAL MARKETS (3.1%)
A.G. Edwards, Inc.                                    1,590               84,016
Ameriprise Financial, Inc.(b)                         1,116               54,729
Bank of New York Co., Inc.                            3,440              120,916
Bear Stearns Cos., Inc.                                 610               86,931
Charles Schwab Corp.                                  5,030               90,037
E*TRADE Financial Corp.(b)                            1,600               39,808
Eaton Vance Corp.                                     2,460               70,036
Federated Investors, Inc.                               440               15,444
Franklin Resources, Inc.                                780               72,634
Goldman Sachs Group, Inc.                             2,050              328,594
Investment Technology Group, Inc.(b)                  1,330               70,477
Investors Financial Services Corp.                    1,450               69,397
Janus Capital Group, Inc.                               870               16,930
Jefferies Group, Inc.                                 1,110               73,760
LaBranche & Co., Inc.(b)                              1,650               23,315
Legg Mason, Inc.                                      2,500              296,199
Lehman Brothers Holdings, Inc.                        1,270              191,961
Mellon Financial Corp.                                1,750               65,853
Merrill Lynch & Co., Inc.                             4,270              325,629
Morgan Stanley                                        4,920              316,355
Northern Trust Corp.                                  1,120               65,957
Piper Jaffray Cos., Inc.(b)                             760               53,124
Raymond James Financial, Inc.                         1,995               60,548
SEI Investments Co.                                   1,640               70,422
State Street Corp.                                    1,680              109,738
SWS Group, Inc.                                         520               14,243
T. Rowe Price Group, Inc.                               710               59,775
Waddell & Reed Financial, Inc.                        1,510               35,515
                                                                     -----------
                                                                       2,882,343
                                                                     -----------
CHEMICALS (1.8%)
A. Schulman, Inc.                                       800               19,152
Air Products & Chemicals, Inc.                        1,080               74,002
Airgas, Inc.                                          1,240               50,158
Albemarle Corp.                                         820               39,212
Arch Chemicals, Inc.                                    670               19,738
Ashland, Inc.                                           330               21,721
Cabot Corp.                                           1,200               43,200
Chemtura Corp.                                        4,283               52,253
Cytec Industries, Inc.                                  800               48,376
Dow Chemical Co.                                      4,220              171,374
E.I. Du Pont De Nemours & Co.                         4,430              195,362
Ecolab, Inc.                                            980               37,044
Ferro Corp.                                             680               13,110
FMC Corp.                                               760               48,306
Georgia Gulf Corp.                                    1,150               34,109
H.B. Fuller Co.                                         870               45,501
Hercules, Inc.(b)                                       260                3,695
International Flavors & Fragrances, Inc.                420               14,839
Lubrizol Corp.                                        1,310               57,129

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Lyondell Chemical Co.                                 4,090          $    98,569
MacDermid, Inc.                                         790               27,097
Material Sciences Corp.(b)                              510                5,258
Minerals Technologies, Inc.                             420               24,032
Monsanto Co.                                          1,230              102,582
Olin Corp.                                            1,220               25,071
OM Group, Inc.(b)                                       950               27,208
OMNOVA Solutions, Inc.(b)                             1,230                7,282
Penford Corp.                                           240                3,902
PolyOne Corp.(b)                                      2,540               22,555
PPG Industries, Inc.                                    830               55,710
Praxair, Inc.                                         1,420               79,705
Quaker Chemical Corp.                                   180                3,634
Rohm & Haas Co.                                         820               41,492
RPM International, Inc.                               1,910               35,144
Sensient Technologies Corp.                             790               16,235
Sigma-Aldrich Corp.                                     300               20,583
The Scotts Miracle-Gro Co., Class A                   1,000               44,260
Tronox, Inc., Class B(b)                                764               13,217
Valspar Corp.                                         1,860               52,638
Wellman, Inc.                                           940                5,198
                                                                     -----------
                                                                       1,699,653
                                                                     -----------
COMMERCIAL BANKS (4.3%)
AmSouth Bancorp                                       1,320               38,201
Associated Banc-Corp                                  2,340               79,139
Bank of Hawaii Corp.                                  1,060               57,569
BB&T Corp.                                            2,480              106,491
Boston Private Financial Holdings, Inc.                 940               31,255
Cathay General Bancorp                                1,010               38,643
Central Pacific Financial Corp.                         920               34,868
Chittenden Corp.                                      1,230               33,899
City National Corp.                                     930               67,853
Colonial BancGroup, Inc.                              2,270               58,861
Comerica, Inc.                                          930               52,889
Commerce Bancorp, Inc.                                3,370              135,946
Community Bank System, Inc.                             860               17,656
Compass Bancshares, Inc.                                550               30,228
Cullen/Frost Bankers, Inc.                              930               53,828
East West Bancorp, Inc.                               1,820               72,199
Fifth Third Bancorp                                   2,800              113,176
First Bancorp                                         2,610               27,666
First Horizon National Corp.                            550               23,331
First Midwest Bancorp, Inc.                           1,340               48,280
First Republic Bank                                     695               30,246
FirstMerit Corp.                                      1,360               33,442
Glacier Bancorp, Inc.                                   710               21,556
Greater Bay Bancorp                                     940               25,963
Hanmi Financial Corp.                                   320                6,234
Huntington Bancshares, Inc.                             780               18,837
Irwin Financial Corp.                                   710               13,036
KeyCorp                                               1,640               62,681
M&T Bank Corp.                                          520               62,088
Marshall & Ilsley Corp.                               1,350               61,722
Mercantile Bankshares Corp.                           2,490               93,574
Nara Bancorp, Inc.                                      730               13,724
National City Corp.                                   2,540               93,726
North Fork Bancorporation, Inc.                       1,920               57,850
PNC Financial Services Group, Inc.                    1,525              108,992
PrivateBancorp, Inc.                                    610               26,993
Prosperity Bancshares, Inc.                             500               16,300
Provident Bankshares Corp.                              920               31,979
Regions Financial Corp.                               2,020               73,750
Republic Bancorp, Inc.                                2,083               23,892
South Financial Group, Inc.                           2,150               58,330
Sterling Bancshares, Inc.                             1,240               20,534
Sterling Financial Corp.                                885               28,453
SunTrust Banks, Inc.                                  1,910              147,700
Susquehanna Bancshares, Inc.                          1,220               29,121
Svb Financial Group(b)                                  770               39,093
Synovus Financial Corp.                               1,180               33,040
TCF Financial Corp.                                   2,400               64,464
Texas Regional Bancshares, Inc.                         693               19,868
U.S. Bancorp                                          7,960              250,262
UCBH Holdings, Inc.                                   2,700               47,763
Umpqua Holdings Corp.                                 1,250               33,000
United Bankshares, Inc.                               1,160               42,317
Wachovia Corp.                                        7,294              436,546
Wells Fargo & Co.                                     7,510              515,861
Westamerica Bancorp                                     710               36,309
Whitney Holding Corp.                                 1,920               68,275

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Wilmington Trust Corp.                                1,160          $    51,388
Wintrust Financial Corp.                                800               41,400
Zions Bancorp                                           630               52,309
                                                                     -----------
                                                                       4,014,596
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES (2.2%)
ABM Industries, Inc.                                  1,320               22,704
ADESA, Inc.                                           1,730               44,132
Administaff, Inc.                                       740               42,735
Allied Waste Industries, Inc.(b)                      1,280               18,125
Angelica Corp.                                          280                5,681
Avery Dennison Corp.                                    560               35,000
Banta Corp.                                             540               27,313
Bowne & Co., Inc.                                     1,420               22,308
Brady Corp.                                           1,450               52,157
Brink's Co.                                           1,140               57,912
CDI Corp.                                               510               14,459
Central Parking Corp.                                 1,020               15,555
ChoicePoint, Inc.(b)                                  1,960               86,299
Cintas Corp.                                            720               30,226
Coinstar, Inc.(b)                                       900               24,543
Consolidated Graphics, Inc.(b)                          500               26,145
Copart, Inc.(b)                                       1,500               40,275
Corporate Executive Board Co.                           830               88,918
Deluxe Corp.                                          1,060               25,270
Dun & Bradstreet Corp.(b)                             1,410              108,597
G & K Services, Inc.                                    680               27,860
Healthcare Services Group                               490               10,462
Heidrick & Struggles International, Inc.(b)             620               22,419
Herman Miller, Inc.                                   1,360               41,874
HNI Corp.                                             1,140               60,283
John H. Harland Co.                                     920               38,134
Kelly Services, Inc.                                    560               15,495
Korn/Ferry International, Inc.(b)                       710               14,910
Labor Ready, Inc.(b)                                  1,650               43,610
Manpower, Inc.                                        1,820              118,572
Mine Safety Appliances Co.                              510               21,318
Mobile Mini, Inc.(b)                                  1,000               32,980
Monster Worldwide, Inc.(b)                              560               32,144
Navigant Consulting, Inc.(b)                            870               18,340
NCO Group, Inc.(b)                                      990               21,236
On Assignment, Inc.(b)                                  930               12,090
Pitney Bowes, Inc.                                    1,380               57,753
R.R. Donnelley & Sons Co.                             1,120               37,733
Republic Services, Inc.                               2,750              121,027
Robert Half International, Inc.                         750               31,703
Rollins, Inc.                                         1,020               20,655
School Specialty, Inc.(b)                               730               26,550
SOURCECORP, Inc.(b)                                     530               13,107
Spherion Corp.(b)                                     1,660               17,563
Standard Register Co.                                 1,090               14,879
Stericycle, Inc.(b)                                     940               61,890
Tetra Tech, Inc.(b)                                   1,840               35,751
United Stationers, Inc.(b)                            1,060               56,869
Volt Information Sciences, Inc.(b)                      390               12,238
Waste Connections, Inc.(b)                            1,530               58,905
Waste Management, Inc.                                2,650               99,269
Watson Wyatt & Co. Holdings                           1,290               42,531
                                                                     -----------
                                                                       2,028,504
                                                                     -----------
COMMUNICATIONS EQUIPMENT (2.4%)
3Com Corp.(b)                                         6,750               36,383
ADC Telecommunications, Inc.(b)                         570               12,762
ADTRAN, Inc.                                          1,450               36,453
Andrew Corp.(b)                                         630                6,665
Avaya, Inc.(b)                                        1,730               20,760
Avocent Corp.(b)                                      1,110               29,903
Bel Fuse, Inc.                                          450               14,913
Belden CDT, Inc.                                      1,310               41,003
Black Box Corp.                                         710               33,313
Blue Coat Systems, Inc.(b)                              490               10,662
C-COR, Inc.(b)                                        1,370               11,207
CIENA Corp.(b)                                        2,260                9,243
Cisco Systems, Inc.(b)                               27,390              573,820
CommScope, Inc.(b)                                    1,080               35,694
Comtech Telecommunications Corp.(b)                     700               19,915
Comverse Technology, Inc.(b)                            970               21,971
Corning, Inc.(b)                                      6,530              180,424
Digi International, Inc.(b)                             690                8,729
Ditech Communications Corp.(b)                          690                6,500

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Dycom Industries, Inc.(b)                             1,020          $    22,348
F5 Networks, Inc.(b)                                    850               49,776
Harmonic, Inc.(b)                                     2,130               11,396
Harris Corp.                                          2,770              128,999
Inter-Tel, Inc.                                         740               16,976
JDS Uniphase Corp.(b)                                 5,440               18,986
Lucent Technologies, Inc.(b)                         15,710               43,831
Motorola, Inc.                                       10,550              225,243
NETGEAR, Inc.(b)                                      1,140               25,593
Network Equipment Technologies, Inc.(b)                 780                2,379
PC-Tel, Inc.(b)                                       1,650               17,424
Plantronics, Inc.                                     1,050               39,375
Polycom, Inc.(b)                                      1,960               43,120
Powerwave Technologies, Inc.(b)                       2,100               23,415
QUALCOMM, Inc.                                        7,190              369,134
Symmetricom, Inc.(b)                                  1,330               10,773
Tellabs, Inc.(b)                                      1,664               26,374
Tollgrade Communications, Inc.(b)                       410                4,703
UTStarcom, Inc.(b)                                    1,940               13,483
ViaSat, Inc.(b)                                         780               23,501
                                                                     -----------
                                                                       2,227,149
                                                                     -----------
COMPUTERS & PERIPHERALS (2.7%)
Adaptec, Inc.(b)                                      3,220               17,807
Apple Computer, Inc.(b)                               3,710              261,147
Avid Technology, Inc.(b)                              1,415               54,548
Dell, Inc.(b)                                        10,480              274,576
Diebold, Inc.                                         1,680               71,484
EMC Corp.(b)                                         10,160              137,262
Gateway, Inc.(b)                                      1,590                3,498
Hewlett-Packard Co.                                  12,430              403,601
Hutchinson Technology, Inc.(b)                          910               21,631
Imation Corp.                                           810               34,020
International Business Machines Corp.                 7,050              580,496
Komag, Inc.(b)                                          930               39,097
Lexmark International, Inc.(b)                          640               31,168
McDATA Corp.(b)                                       2,160               10,433
NCR Corp.(b)                                            890               35,066
Neoware, Inc.(b)                                        570               12,352
Network Appliance, Inc.(b)                            1,770               65,614
Novatel Wireless, Inc.(b)                               500                5,030
Qlogic Corp.(b)                                       1,120               23,307
SanDisk Corp.(b)                                      3,650              232,980
SBS Technologies, Inc.(b)                               510                8,298
Sun Microsystems, Inc.(b)                            12,390               61,950
Synaptics, Inc.(b)                                      900               23,598
Western Digital Corp.(b)                              4,200               88,368
                                                                     -----------
                                                                       2,497,331
                                                                     -----------
CONSTRUCTION & ENGINEERING (0.4%)
EMCOR Group, Inc.(b)                                  1,020               51,051
Fluor Corp.                                             400               37,164
Granite Construction, Inc.                              730               33,843
Insituform Technologies, Inc.(b)                        790               20,129
Jacobs Engineering Group, Inc.(b)                     1,160               95,933
Quanta Services, Inc.(b)                              2,120               34,386
Shaw Group, Inc.(b)                                   2,560               78,336
URS Corp.(b)                                          1,360               58,575
                                                                     -----------
                                                                         409,417
                                                                     -----------
CONSTRUCTION MATERIALS (0.3%)
Florida Rock Industries, Inc.                         1,135               70,790
Headwaters, Inc.(b)                                   1,370               46,142
Martin Marietta Materials, Inc.                         920               97,667
Texas Industries, Inc.                                  750               42,525
Vulcan Materials Co.                                    520               44,179
                                                                     -----------
                                                                         301,303
                                                                     -----------
CONSUMER FINANCE (0.7%)
American Express Co.                                  5,580              300,259
AmeriCredit Corp.(b)                                  2,870               86,904
Capital One Financial Corp.                           1,380              119,563
Cash America International, Inc.                        940               30,907
Rewards Network, Inc.(b)                                720                5,897
SLM Corp.                                             1,890               99,943
World Acceptance Corp.(b)                               540               15,547
                                                                     -----------
                                                                         659,020
                                                                     -----------
CONTAINERS & PACKAGING (0.3%)
AptarGroup, Inc.                                      1,120               58,699
Ball Corp.                                              480               19,190

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Bemis Co., Inc.                                         420          $    13,213
Caraustar Industries, Inc.(b)                           840                8,324
Chesapeake Corp.                                        550                7,739
Myers Industries, Inc.                                  890               15,753
Packaging Corp. of America                            1,890               42,487
Pactiv Corp.(b)                                         600               14,604
Rock-Tenn Co.                                           940               14,918
Sealed Air Corp.                                        410               22,079
Sonoco Products Co.                                   1,720               53,870
Temple-Inland, Inc.                                     640               29,722
                                                                     -----------
                                                                         300,598
                                                                     -----------
DISTRIBUTORS (0.1%)
Audiovox Corp.(b)                                       680                8,255
Building Materials Holding Corp.                        920               30,746
Genuine Parts Co.                                       750               32,738
                                                                     -----------
                                                                          71,739
                                                                     -----------
DIVERSIFIED CONSUMER SERVICES (0.5%)
Apollo Group, Inc.(b)                                   680               37,155
Career Education Corp.(b)                             2,080               76,689
Corinthian Colleges, Inc.(b)                          1,600               23,824
CPI Corp.                                               360                7,628
DeVry, Inc.(b)                                        1,310               33,877
Education Management Corp.(b)                         1,290               54,773
H&R Block, Inc.                                       1,520               34,702
ITT Educational Services, Inc.(b)                       780               49,569
Laureate Education, Inc.(b)                           1,010               50,591
Pre-Paid Legal Services, Inc.                           450               15,210
Regis Corp.                                             880               30,862
Sotheby's Holdings, Inc.(b)                             990               29,690
Universal Technical Institute, Inc.(b)                  690               17,009
Vertrue, Inc.(b)                                        380               15,645
                                                                     -----------
                                                                         477,224
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES (3.2%)
Bank of America Corp.                                20,279            1,012,328
CIT Group, Inc.                                         940               50,769
Citigroup, Inc.                                      22,160            1,106,891
Financial Federal Corp.                                 840               23,856
JPMorgan Chase & Co.                                 15,610              708,382
Moody's Corp.                                         1,250               77,513
Portfolio Recovery Associates, Inc.(b)                  500               25,725
                                                                     -----------
                                                                       3,005,464
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
AT&T, Inc.                                           16,997              445,492
BellSouth Corp.                                       8,250              278,685
CenturyTel, Inc.                                        570               21,489
Cincinnati Bell, Inc.(b)                              4,040               16,968
Citizens Communications Co.                           1,380               18,326
Commonwealth Telephone Enterprises, Inc.                810               26,876
General Communication, Inc.(b)                        2,000               24,000
Qwest Communications International, Inc.(b)           6,710               45,024
Verizon Communications, Inc.                         12,940              427,408
                                                                     -----------
                                                                       1,304,268
                                                                     -----------
ELECTRIC UTILITIES (1.5%)
Allegheny Energy, Inc.(b)                               700               24,941
ALLETE, Inc.                                          1,080               50,512
American Electric Power Co., Inc.                     1,940               64,912
Central Vermont Public Service Corp.                    370                7,382
Cleco Corp.                                           1,400               31,500
DPL, Inc.                                             2,470               67,110
Duquesne Light Holdings, Inc.                         1,260               21,382
Edison International                                  1,480               59,807
El Paso Electric Co.(b)                               1,410               27,848
Entergy Corp.                                         1,190               83,229
Exelon Corp.                                          3,150              170,099
FirstEnergy Corp.                                     1,660               84,178
FPL Group, Inc.                                       2,050               81,180
Great Plains Energy, Inc.                             1,460               41,245
Green Mountain Power Corp.                              190                5,404
Hawaiian Electric Industries, Inc.                    1,360               36,543
IDACORP, Inc.                                           790               26,900
Northeast Utilities                                   2,410               48,562
Pepco Holdings, Inc.                                  3,640               84,011
Pinnacle West Capital Corp.                             590               23,659
PPL Corp.                                             1,980               57,499

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Progress Energy, Inc.                                 1,370          $    58,636
Sierra Pacific Resources(b)                           3,500               49,420
Southern Co.                                          3,400              109,581
UIL Holdings Corp.                                      640               35,552
Unisource Energy Corp.                                1,050               31,763
Westar Energy, Inc.                                   1,550               32,457
                                                                     -----------
                                                                       1,415,312
                                                                     -----------
ELECTRICAL EQUIPMENT (0.9%)
A.O. Smith Corp.                                        780               36,988
Acuity Brands, Inc.                                   1,300               53,664
American Power Conversion Corp.                         710               15,790
AMETEK, Inc.                                          1,400               68,978
Artesyn Technologies, Inc.(b)                         1,140               12,529
Baldor Electric Co.                                     890               29,548
C&D Technologies, Inc.                                  680                5,481
Cooper Industries Ltd.                                  440               40,238
Emerson Electric Co.                                  1,940              164,802
Hubbell, Inc.                                         1,230               63,530
MagneTek, Inc.(b)                                       890                3,551
REGAL-BELOIT CORP.                                      900               41,994
Rockwell Automation, Inc.                               800               57,968
Roper Industries, Inc.                                2,110              100,141
Thomas & Betts Corp.(b)                               1,030               58,659
Vicor Corp.                                           1,180               24,343
Woodward Governor Co.                                   840               28,770
                                                                     -----------
                                                                         806,974
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Aeroflex, Inc.(b)                                     2,160               27,238
Agilent Technologies, Inc.(b)                         2,130               81,835
Agilysys, Inc.                                          930               13,466
Amphenol Corp.                                        1,880              108,663
Anixter International, Inc.                           1,150               58,466
Arrow Electronics, Inc.(b)                            2,320               83,984
Avnet, Inc.(b)                                        2,890               75,574
Bell Microproducts, Inc.(b)                             820                5,330
Benchmark Electronics, Inc.(b)                        2,115               57,740
Brightpoint, Inc.(b)                                  1,280               42,854
CDW Corp.                                             1,310               77,971
Checkpoint Systems, Inc.(b)                           1,260               33,201
Cognex Corp.                                          1,610               42,907
Coherent, Inc.(b)                                     1,070               39,601
CTS Corp.                                             1,000               14,110
Daktronics, Inc.                                        620               24,316
Electro Scientific Industries, Inc.(b)                  910               18,227
FLIR Systems, Inc.(b)                                 2,260               55,257
Gerber Scientific, Inc.(b)                              650                6,741
Global Imaging Systems, Inc.(b)                         830               31,001
Ingram Micro, Inc.(b)                                 2,160               39,722
Insight Enterprises, Inc.(b)                          1,380               27,283
Itron, Inc.(b)                                          820               54,981
Jabil Circuit, Inc.(b)                                  880               34,311
Keithley Instruments, Inc.                              510                7,859
KEMET Corp.(b)                                        1,520               16,431
Littelfuse, Inc.(b)                                     800               25,832
Mercury Computer Systems, Inc.(b)                       770               14,676
Methode Electronics, Inc.                               980                9,604
Molex, Inc.                                             670               24,870
MTS Systems Corp.                                       700               31,325
National Instruments Corp.                            1,360               43,071
Newport Corp.(b)                                        770               14,784
Park Electrochemical Corp.                              620               19,201
Paxar Corp.(b)                                        1,260               27,518
Photon Dynamics, Inc.(b)                                660               12,573
Planar Systems, Inc.(b)                                 420                6,838
Plexus Corp.(b)                                         860               37,462
RadiSys Corp.(b)                                        660               13,966
Rogers Corp.(b)                                         610               37,637
Sanmina-SCI Corp.(b)                                  1,930               10,017
ScanSource, Inc.(b)                                     500               31,300
Solectron Corp.(b)                                    3,550               14,200
Symbol Technologies, Inc.                               990               10,544
Tech Data Corp.(b)                                    1,330               48,838
Technitrol, Inc.                                      1,290               32,302
Tektronix, Inc.                                         470               16,600
Trimble Navigation Ltd.(b)                            1,830               86,704
Vishay Intertechnology, Inc.(b)                       3,320               51,692
X-Rite, Inc.                                            610                7,979
                                                                     -----------
                                                                       1,708,602
                                                                     -----------
ENERGY EQUIPMENT & SERVICES (3.1%)
Atwood Oceanics, Inc.(b)                                840               44,814
Baker Hughes, Inc.                                    1,460              118,012

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
BJ Services Co.                                       1,320          $    50,226
Bristow Group, Inc.(b)                                  640               22,963
CARBO Ceramics, Inc.                                    685               39,682
Cooper Cameron Corp.(b)                               2,220              111,533
Dril-Quip, Inc.(b)                                      280               20,154
ENSCO International, Inc.                             3,090              165,284
FMC Technologies, Inc.(b)                             1,220               66,588
Grant Prideco, Inc.(b)                                2,530              129,536
Halliburton Co.                                       2,230              174,274
Hanover Compressor Co.(b)                             1,400               28,224
Helix Energy Solutions Group, Inc.(b)                 2,520               97,826
Helmerich & Payne, Inc.                                 990               72,013
Hydril Co.(b)                                           590               47,294
Input/Output, Inc.(b)                                 2,300               23,184
Lone Star Technologies, Inc.(b)                         980               51,950
Lufkin Industries, Inc.                                 450               28,827
Maverick Tube Corp.(b)                                1,390               75,644
Nabors Industries Ltd.(b)                             1,380               51,515
National-Oilwell, Inc.(b)                               793               54,693
Noble Corp.                                             590               46,575
NS Group, Inc.(b)                                       670               33,513
Oceaneering International, Inc.(b)                      800               48,824
Patterson-UTI Energy, Inc.                            3,330              107,759
Pride International, Inc.(b)                          3,020              105,368
Rowan Cos., Inc.                                        390               17,289
Schlumberger Ltd.                                     5,180              358,144
SEACOR Holdings, Inc.(b)                                690               61,031
Smith International, Inc.                             4,160              175,676
TETRA Technologies, Inc.(b)                             960               47,232
Tidewater, Inc.                                       1,180               68,723
Transocean, Inc.(b)                                   1,450              117,552
Unit Corp.(b)                                         1,430               82,583
Veritas DGC, Inc.(b)                                  1,040               49,837
W-H Energy Services, Inc.(b)                            820               41,205
Weatherford International Ltd.(b)                     1,650               87,335
                                                                     -----------
                                                                       2,922,882
                                                                     -----------
FOOD & STAPLES RETAILING (1.6%)
Albertson's, Inc.                                     1,650               41,795
BJ's Wholesale Club, Inc.(b)                          1,330               40,725
Casey's General Stores, Inc.                          1,440               30,802
Costco Wholesale Corp.                                2,150              117,024
CVS Corp.                                             3,430              101,940
Great Atlantic & Pacific Tea Co., Inc.                  690               18,699
Kroger Co.(b)                                         2,850               57,741
Longs Drug Stores Corp.                                 990               46,936
Nash Finch Co.                                          430                9,933
Performance Food Group Co.(b)                         1,520               46,664
Ruddick Corp.                                           780               18,104
Safeway, Inc.                                         1,930               48,501
SUPERVALU, Inc.                                         520               15,085
Sysco Corp.                                           2,820               84,290
United Natural Foods, Inc.(b)                         1,300               41,561
Wal-Mart Stores, Inc.                                11,250              506,587
Walgreen Co.                                          4,450              186,588
Whole Foods Market, Inc.                                630               38,669
                                                                     -----------
                                                                       1,451,644
                                                                     -----------
FOOD PRODUCTS (1.4%)
American Italian Pasta Co.                              630                5,235
Archer-Daniels-Midland Co.                            2,800              101,751
Campbell Soup Co.                                     1,610               51,745
ConAgra Foods, Inc.                                   2,170               49,216
Corn Products International, Inc.                     2,320               64,960
Dean Foods Co.(b)                                     1,450               57,435
Delta & Pine Land Co.                                 1,150               34,017
Flowers Foods, Inc.                                   1,890               53,090
General Mills, Inc.                                   1,850               91,278
H.J. Heinz Co.                                        1,500               62,265
Hain Celestial Group, Inc.(b)                         1,080               29,052
Hershey Foods Corp.                                   1,040               55,474
Hormel Foods Corp.                                    2,050               68,798
J & J Snack Foods Corp.                                 580               19,865
J.M. Smucker Co.                                      1,280               50,253
Kellogg Co.                                           1,690               78,263
Lancaster Colony Corp.                                  570               23,399
Lance, Inc.                                             890               22,704
McCormick & Co., Inc.                                   590               20,550
Peet's Coffee & Tea, Inc.(b)                            470               14,636
Ralcorp Holdings, Inc.(b)                               960               35,789
Sanderson Farms, Inc.                                   470               12,460
Sara Lee Corp.                                        3,080               55,040
Smithfield Foods, Inc.(b)                             1,940               52,186
Tootsie Roll Industries, Inc.                           933               27,296

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Treehouse Foods, Inc.(b)                              1,016          $    26,619
Tyson Foods, Inc.                                     2,770               40,442
Wm. Wrigley Jr. Co.                                   1,040               48,953
Wm. Wrigley Jr. Co., Class B                            260               12,259
                                                                     -----------
                                                                       1,265,030
                                                                     -----------
GAS UTILITIES (1.0%)
AGL Resources, Inc.                                   1,500               53,070
Atmos Energy Corp.                                    2,360               62,634
Cascade Natural Gas Corp.                               350                7,165
Energen Corp.                                         2,400               84,648
Equitable Resources, Inc.                             2,420               85,933
Laclede Group, Inc.                                     590               20,119
National Fuel Gas Co.                                 1,400               46,550
New Jersey Resources Corp.                              780               34,531
Nicor, Inc.                                             170                6,734
Northwest Natural Gas Co.                               710               24,523
ONEOK, Inc.                                           2,200               72,622
Peoples Energy Corp.                                     60                2,180
Piedmont Natural Gas Co., Inc.                        2,130               52,249
Questar Corp.                                         1,750              140,087
South Jersey Industries, Inc.                           560               14,885
Southern Union Co.                                    2,880               74,650
Southwest Gas Corp.                                     930               25,780
UGI Corp.                                             3,480               77,952
WGL Holdings, Inc.                                      790               23,242
                                                                     -----------
                                                                         909,554
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES (3.1%)
Advanced Medical Optics, Inc.(b)                      1,477               68,828
American Medical Systems Holdings, Inc.(b)            2,120               47,085
Analogic Corp.                                          550               34,700
ArthroCare Corp.(b)                                     840               38,077
Bausch & Lomb, Inc.                                     280               13,706
Baxter International, Inc.                            2,960              111,592
Beckman Coulter, Inc.                                 1,330               68,309
Becton, Dickinson & Co.                               1,210               76,278
BioLase Technology, Inc.                                740                7,881
Biomet, Inc.                                          1,200               44,616
Biosite, Inc.(b)                                        660               37,224
Boston Scientific Corp.(b)                            5,687              132,176
C.R. Bard, Inc.                                         560               41,698
CONMED Corp.(b)                                         910               19,847
Cooper Cos., Inc.                                     1,510               82,778
Cyberonics, Inc.(b)                                     750               17,393
Cytyc Corp.(b)                                        2,290               59,197
Datascope Corp.                                         450               17,388
DENTSPLY International, Inc.                          1,640               97,859
Diagnostic Products Corp.                               850               49,300
DJ Orthopedics, Inc.(b)                                 760               30,218
Edwards Lifesciences Corp.(b)                         1,260               55,994
Gen-Probe, Inc.(b)                                    1,070               57,213
Greatbatch, Inc.(b)                                     720               17,640
Haemonetics Corp.(b)                                    910               49,595
Hillenbrand Industries, Inc.                          1,290               66,254
Hologic, Inc.(b)                                      1,460               69,598
Hospira, Inc.(b)                                        710               27,371
ICU Medical, Inc.(b)                                    500               20,595
IDEXX Laboratories, Inc.(b)                           1,050               87,371
Immucor, Inc.(b)                                      1,450               42,123
Integra LifeSciences Holdings(b)                        730               30,631
Intermagnetics General Corp.(b)                       1,260               27,367
Intuitive Surgical, Inc.(b)                             710               90,170
Invacare Corp.                                        1,080               33,102
Kensey Nash Corp.(b)                                    420               12,671
Laserscope(b)                                           650               15,444
Medtronic, Inc.                                       5,390              270,146
Mentor Corp.                                          1,260               54,596
Merit Medical Systems, Inc.(b)                          750                8,768
Osteotech, Inc.(b)                                      480                2,150
PolyMedica Corp.                                        920               38,005
Possis Medical, Inc.(b)                                 540                5,270
ResMed, Inc.(b)                                       2,420              104,423
Respironics, Inc.(b)                                  2,460               90,085
St. Jude Medical, Inc.(b)                             1,650               65,142
STERIS Corp.                                          1,280               29,466
Stryker Corp.                                         1,450               63,438
SurModics, Inc.(b)                                      570               20,269
Sybron Dental Specialties, Inc.(b)                    1,300               61,152
Theragenics Corp.(b)                                    920                3,165
Varian Medical Systems, Inc.(b)                       2,690              140,901

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Varian, Inc.(b)                                         740          $    32,020
Viasys Healthcare, Inc.(b)                              980               28,498
Vital Signs, Inc.                                       320               15,904
Zimmer Holdings, Inc.(b)                              1,160               72,964
                                                                     -----------
                                                                       2,905,651
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES (2.9%)
Aetna, Inc.                                           2,620              100,870
Amedisys, Inc.(b)                                       500               16,580
AMERIGROUP Corp.(b)                                   1,730               44,686
AmerisourceBergen Corp.                               1,220               52,643
AmSurg Corp.(b)                                         910               23,241
Apria Healthcare Group, Inc.(b)                         970               21,243
Cardinal Health, Inc.                                 2,130              143,455
Caremark Rx, Inc.(b)                                  2,030               92,467
Centene Corp.(b)                                      1,360               34,938
Chemed Corp.                                            890               48,496
CIGNA Corp.                                             610               65,270
Community Health Systems, Inc.(b)                     1,840               66,682
Coventry Health Care, Inc.(b)                           746               37,054
Cross Country Healthcare, Inc.(b)                       910               16,489
CryoLife, Inc.(b)                                       830                3,918
Express Scripts, Inc.(b)                                640               50,010
Genesis HealthCare Corp.(b)                             640               30,253
Gentiva Health Services, Inc.(b)                        680               11,519
HCA, Inc.                                             2,040               89,536
Health Net, Inc.(b)                                   2,300               93,610
Healthways, Inc.(b)                                   1,100               53,966
Henry Schein, Inc.(b)                                 1,730               80,653
Hooper Holmes, Inc.                                   1,840                5,428
Humana, Inc.(b)                                         720               32,530
Laboratory Corp. of America Holdings(b)                 620               35,402
LCA-Vision, Inc.                                        695               39,031
LifePoint Hospitals, Inc.(b)                          1,144               36,265
Lincare Holdings, Inc.(b)                             1,970               77,874
Manor Care, Inc.                                        350               15,348
Matria Healthcare, Inc.(b)                              660               20,255
McKesson Corp.                                        1,550               75,315
Medco Health Solutions, Inc.(b)                       1,430               76,119
Odyssey Healthcare, Inc.(b)                           1,130               19,651
Omnicare, Inc.                                        2,380              134,969
Owens & Minor, Inc.                                   1,230               39,200
Patterson Cos., Inc.(b)                                 940               30,625
Pediatrix Medical Group, Inc.(b)                      1,640               83,017
Quest Diagnostics, Inc.                                 910               50,714
RehabCare Group, Inc.(b)                                500                8,215
Sierra Health Services, Inc.(b)                       1,680               65,873
Sunrise Senior Living, Inc.(b)                        1,240               46,128
United Surgical Partners International, Inc.(b)       1,485               49,020
UnitedHealth Group, Inc.                              5,924              294,659
VCA Antech, Inc.(b)                                   1,530               47,568
Ventiv Health, Inc.(b)                                  860               25,834
WellPoint, Inc.(b)                                    2,970              210,869
                                                                     -----------
                                                                       2,697,488
                                                                     -----------
HEALTH CARE TECHNOLOGY (0.2%)
Cerner Corp.(b)                                       2,020               80,092
Dendrite International, Inc.(b)                       1,350               16,781
IMS Health, Inc.                                      1,060               28,811
Per-Se Technologies, Inc.(b)                            902               25,211
                                                                     -----------
                                                                         150,895
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE (1.6%)
Applebee's International, Inc.                        1,490               34,583
Bally Total Fitness Holding Corp.(b)                  1,050                9,471
Bob Evans Farms, Inc.                                   670               19,350
Brinker International, Inc.                           1,850               72,446
CBRL Group, Inc.                                        980               39,896
CEC Entertainment, Inc.(b)                            1,210               42,471
Cheesecake Factory(b)                                 1,645               51,916
Darden Restaurants, Inc.                                700               27,720
Hilton Hotels Corp.                                   2,250               60,615
IHOP Corp.                                              680               32,586
International Speedway Corp.                            910               44,763
Jack In the Box, Inc.(b)                              1,200               50,160
Landry's Restaurants, Inc.                              700               24,829
Lone Star Steakhouse & Saloon, Inc.                     680               18,537
Marcus Corp.                                          1,270               22,898
Marriott International, Inc.                          1,040               75,993
McDonald's Corp.                                      5,570              192,554

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
O'Charley's, Inc.(b)                                    670          $    11,357
OSI Restaurant Partners, Inc.                         1,490               63,623
P.F. Chang's China Bistro, Inc.(b)                      980               41,758
Panera Bread Co.(b)                                   1,060               78,631
Papa John's International, Inc.(b)                      880               29,410
RARE Hospitality International, Inc.(b)               1,100               34,232
Red Robin Gourmet Burgers, Inc.(b)                      550               24,728
Ruby Tuesday, Inc.                                    1,290               38,403
Ryan's Restaurant Group, Inc.(b)                      1,190               15,934
Sonic Corp.(b)                                        1,890               64,090
Starbucks Corp.(b)                                    3,820              142,370
Steak n Shake Co.(b)                                    830               15,861
Triarc Cos., Inc., Class B                            2,040               33,701
Wendy's International, Inc.                             700               43,246
YUM! Brands, Inc.                                     1,390               71,835
                                                                     -----------
                                                                       1,529,967
                                                                     -----------
HOUSEHOLD DURABLES (1.3%)
American Greetings Corp.                              1,320               29,726
Bassett Furniture Industries, Inc.                      350                6,454
Beazer Homes USA, Inc.                                  810               46,680
Black & Decker Corp.                                    390               36,508
Blyth, Inc.                                             690               14,180
Centex Corp.                                            560               31,136
Champion Enterprises, Inc.(b)                         2,340               35,708
D. R. Horton, Inc.                                    1,326               39,807
Ethan Allen Interiors, Inc.                           1,140               51,175
Furniture Brands International, Inc.                    880               20,240
Harman International Industries, Inc.                   340               29,917
Hovnanian Enterprises, Inc.(b)                          760               30,225
Interface, Inc.(b)                                    1,520               19,547
KB Home                                                 350               21,550
La-Z-Boy, Inc.                                        1,400               21,448
Leggett & Platt, Inc.                                   760               20,163
Lennar Corp.                                            650               35,705
Lenox Group, Inc.(b)                                    340                4,631
Libbey, Inc.                                            380                5,221
M.D.C. Holdings, Inc.                                   741               42,815
M/I Homes, Inc.                                         400               17,268
Meritage Homes Corp.(b)                                 770               50,497
Mohawk Industries, Inc.(b)                            1,090               87,308
National Presto Industries, Inc.                        180               10,854
Newell Rubbermaid, Inc.                               1,120               30,710
NVR, Inc.(b)                                            160              120,799
Pulte Homes, Inc.                                       980               36,603
Russ Berrie & Co., Inc.(b)                              670                8,878
Ryland Group, Inc.                                      910               57,430
Skyline Corp.                                           250                9,765
Snap-on, Inc.                                           210                8,715
Standard-Pacific Corp.                                2,190               69,445
Stanley Works                                           370               19,333
Toll Brothers, Inc.(b)                                2,400               77,159
Tupperware Corp.                                      1,070               22,577
Whirlpool Corp.                                         437               39,221
                                                                     -----------
                                                                       1,209,398
                                                                     -----------
HOUSEHOLD PRODUCTS (1.4%)
Church & Dwight Co., Inc.                             1,270               46,571
Clorox Co.                                              770               49,419
Colgate-Palmolive Co.                                 2,530              149,573
Energizer Holdings, Inc.(b)                           1,450               74,168
Kimberly-Clark Corp.                                  2,360              138,131
Procter & Gamble Co.                                 14,631              851,670
Spectrum Brands, Inc.(b)                              1,440               23,832
WD-40 Co.                                               470               14,772
                                                                     -----------
                                                                       1,348,136
                                                                     -----------
INDEPENDENT POWER PRODUCERS & ENERGY
   TRADERS (0.2%)
AES Corp.(b)                                          2,620               44,461
Black Hills Corp.                                       680               24,752
Constellation Energy Group                              910               49,977
Dynegy, Inc.(b)                                       1,580                7,853
TXU Corp.                                             2,120              105,216
                                                                     -----------
                                                                         232,259
                                                                     -----------
INDUSTRIAL CONGLOMERATES (2.5%)
3M Co.                                                3,510              299,859
Carlisle Cos., Inc.                                     610               51,545
General Electric Co.                                 45,710            1,581,109
Standex International Corp.                             330                9,468
Teleflex, Inc.                                          840               54,802
Textron, Inc.                                           620               55,769

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Tredegar Corp.                                        1,070          $    17,184
Tyco International Ltd.                               8,800              231,880
                                                                     -----------
                                                                       2,301,616
                                                                     -----------
INSURANCE (4.5%)
ACE Ltd.                                              1,440               79,978
AFLAC, Inc.                                           2,310              109,817
Allstate Corp.                                        3,000              169,470
AMBAC Financial Group, Inc.                             610               50,240
American Financial Group, Inc.                        1,150               50,922
American International Group, Inc.                   11,510              751,027
AmerUs Group Co.                                        770               45,161
Aon Corp.                                             1,470               61,608
Arthur J. Gallagher & Co.                             1,900               52,136
Brown & Brown, Inc.                                   2,420               75,577
Chubb Corp.                                           2,120              109,265
Cincinnati Financial Corp.                              772               32,918
Delphi Financial Group, Inc.                            940               49,247
Everest Re Group Ltd.                                 1,400              127,400
Fidelity National Financial, Inc.                     3,540              148,609
First American Financial Corp.                        1,880               80,088
Genworth Financial, Inc., Class A                     1,400               46,480
Hanover Insurance Group, Inc.                         1,070               56,603
Hartford Financial Services Group, Inc.               1,510              138,814
HCC Insurance Holdings, Inc.                          1,880               62,961
Hilb, Rogal & Hobbs Co.                               1,140               46,603
Horace Mann Educators Corp.                             710               12,361
Infinity Property & Casualty Corp.                      610               27,352
LandAmerica Financial Group, Inc.                       610               42,322
Lincoln National Corp.                                1,657               96,211
Marsh & McLennan Cos., Inc.                           2,570               78,822
MBIA, Inc.                                              730               43,530
Mercury General Corp.                                   750               40,028
MetLife, Inc.                                         3,400              177,139
Ohio Casualty Corp.                                   1,030               30,540
Old Republic International Corp.                      3,787               84,261
Philadelphia Consolidated Holding Corp.(b)            1,740               57,646
Presidential Life Corp.                                 900               22,185
Principal Financial Group, Inc.                       1,300               66,703
ProAssurance Corp.(b)                                   940               47,357
Progressive Corp.                                       950              103,104
Protective Life Corp.                                 1,360               68,544
Prudential Financial, Inc.                            2,330              182,042
RLI Corp.                                               720               35,712
SAFECO Corp.                                            540               28,026
SCPIE Holdings, Inc.(b)                                 330                8,184
Selective Insurance Group, Inc.                         880               48,981
St. Paul Travelers Cos., Inc.                         3,110              136,933
StanCorp Financial Group, Inc.                        1,120               55,261
Stewart Information Services Corp.                      590               25,488
Torchmark Corp.                                         500               30,055
United Fire & Casualty Co.                              510               15,269
Unitrin, Inc.                                         1,150               56,178
UnumProvident Corp.                                   1,160               23,560
W.R. Berkley Corp.                                    3,307              123,748
XL Capital Ltd.                                         960               63,254
Zenith National Insurance Co.                         1,125               49,635
                                                                     -----------
                                                                       4,225,355
                                                                     -----------
INTERNET & CATALOG RETAIL (0.0%)
J. Jill Group, Inc.(b)                                  610               14,652
                                                                     -----------
INTERNET SOFTWARE & SERVICES (0.7%)
Amazon.com, Inc.(b)                                   1,440               50,702
Digital Insight Corp.(b)                              1,210               41,733
Google, Inc.(b)                                         890              371,967
InfoSpace, Inc.(b)                                      990               25,275
J2 Global Communications, Inc.(b)                       990               48,599
Miva, Inc.(b)                                           930                4,092
VeriSign, Inc.(b)                                     1,250               29,400
Webex Communications, Inc.(b)                         1,360               48,076
Websense, Inc.(b)                                     1,640               40,770
                                                                     -----------
                                                                         660,614
                                                                     -----------
IT SERVICES (1.8%)
Acxiom Corp.                                          1,660               43,027
Affiliated Computer Services, Inc.(b)                   710               39,590
Alliance Data Systems Corp.(b)                        1,500               82,500
Anteon International Corp.(b)                           700               38,255
Automatic Data Processing, Inc.                       2,850              125,628
BISYS Group, Inc.(b)                                  2,150               34,271
CACI International, Inc.(b)                           1,060               66,292
Carreker Corp.(b)                                       810                5,087

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Ceridian Corp.(b)                                     2,870          $    69,540
CheckFree Corp.(b)                                    2,030              109,356
Ciber, Inc.(b)                                        1,910               13,084
Cognizant Technology Solutions Corp.(b)               2,880              183,196
Computer Sciences Corp.(b)                            1,000               58,550
Convergys Corp.(b)                                      620               12,071
CSG Systems International, Inc.(b)                    1,000               25,280
DST Systems, Inc.(b)                                  1,400               86,128
eFunds Corp.(b)                                       1,470               37,838
Electronic Data Systems Corp.                         2,410               65,263
Fidelity National Information Services, Inc.          1,860               70,680
Fiserv, Inc.(b)                                       1,030               46,432
Gartner, Inc.(b)                                      2,140               30,003
Gevity HR, Inc.                                         890               22,864
Global Payment, Inc.                                  2,300              109,089
iPayment Holdings, Inc.(b)                              470               20,328
Keane, Inc.(b)                                        1,190               16,827
ManTech International Corp.(b)                          910               30,057
MAXIMUS, Inc.                                           720               25,085
MoneyGram International, Inc.                         1,580               53,562
MPS Group, Inc.(b)                                    1,780               28,409
Paychex, Inc.                                         1,700               68,663
Pegasus Solutions, Inc.(b)                              770                7,269
Sabre Holdings Corp.                                    600               13,854
SRA International, Inc.(b)                              760               24,335
StarTek, Inc.                                           470               10,730
TALX Corp.                                            1,087               28,273
Unisys Corp.(b)                                       1,310                8,174
                                                                     -----------
                                                                       1,709,590
                                                                     -----------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Arctic Cat, Inc.                                        620               13,411
Brunswick Corp.                                         530               20,787
Callaway Golf Co.                                     1,420               22,692
Eastman Kodak Co.                                     1,410               38,014
Hasbro, Inc.                                            800               15,768
JAKKS Pacific, Inc.(b)                                  800               18,136
K2, Inc.(b)                                           1,410               16,624
MarineMax, Inc.(b)                                      500               16,380
Mattel, Inc.                                          1,780               28,800
Nautilus Group, Inc.                                  1,090               17,876
Polaris Industries, Inc.                              1,470               70,413
SCP Pool Corp.                                        1,720               80,357
Sturm, Ruger & Co., Inc.                                930                6,529
                                                                     -----------
                                                                         365,787
                                                                     -----------
LIFE SCIENCES TOOLS AND SERVICES (0.7%)
Affymetrix, Inc.(b)                                   1,340               38,391
Applera Corp.                                           980               28,263
Cambrex Corp.                                           990               20,077
Charles River Laboratories International, Inc.(b)     1,630               77,018
Covance, Inc.(b)                                      1,270               74,105
Dionex Corp.(b)                                         750               45,090
Enzo Biochem, Inc.(b)                                   962               11,813
Fisher Scientific International, Inc.(b)                630               44,447
Invitrogen Corp.(b)                                   1,160               76,572
Millipore Corp.(b)                                      380               28,036
PAREXEL International Corp.(b)                          860               25,379
PerkinElmer, Inc.                                       530               11,363
Pharmaceutical Product Development, Inc.              2,240               80,348
SFBC International, Inc.(b)                             610               14,244
Techne Corp.(b)                                         910               51,561
Thermo Electron Corp.(b)                                710               27,363
Waters Corp.(b)                                         610               27,645
                                                                     -----------
                                                                         681,715
                                                                     -----------
MACHINERY (3.0%)
A.S.V., Inc.(b)                                         510               12,750
AGCO Corp.(b)                                         1,650               39,056
Albany International Corp.                            1,000               39,100
Astec Industries, Inc.(b)                               630               24,791
Barnes Group, Inc.                                      600               27,042
Briggs & Stratton Corp.                               1,680               56,683
Caterpillar, Inc.                                     3,000              227,219
CLARCOR, Inc.                                         1,780               62,300
Crane Co.                                               920               38,870
Cummins, Inc.                                           220               22,990
Danaher Corp.                                         1,320               84,625

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Deere & Co.                                            1,140         $   100,068
Donaldson Co., Inc.                                    1,440              47,866
Dover Corp.                                              990              49,253
Eaton Corp.                                              770              59,021
EnPro Industries, Inc.(b)                                660              24,341
Federal Signal Corp.                                     800              14,984
Flowserve Corp.(b)                                     1,130              64,998
Gardner Denver, Inc.(b)                                  830              61,860
Graco, Inc.                                            1,250              58,438
Harsco Corp.                                             830              69,181
IDEX Corp.                                             1,630              82,804
Illinois Tool Works, Inc.                              1,070             109,888
Ingersoll-Rand Co.                                     1,620              70,875
ITT Industries, Inc.                                     820              46,109
JLG Industries, Inc.                                   3,320              95,218
Joy Global, Inc.                                       2,455             161,268
Kaydon Corp.                                             790              33,923
Kennametal, Inc.                                         780              48,243
Lindsay Manufacturing Co.                                320               8,320
Lydall, Inc.(b)                                          510               4,748
Manitowoc Co., Inc.                                    2,040             101,163
Mueller Industries, Inc.                               1,060              40,153
Navistar International Corp.(b)                          310               8,178
Nordson Corp.                                            650              34,743
Oshkosh Truck Corp.                                    2,390             146,267
PACCAR, Inc.                                             810              58,263
Pall Corp.                                               480              14,486
Parker Hannifin Corp.                                    590              47,820
Pentair, Inc.                                          2,080              79,622
Robbins & Myers, Inc.                                    430              10,449
SPX Corp.                                              1,540              84,315
Stewart & Stevenson Services, Inc.                       890              31,212
Tecumseh Products Co.                                    560              12,852
Timken Co.                                             1,990              69,451
Toro Co.                                               1,320              65,274
Trinity Industries, Inc.                                 890              56,515
Valmont Industries, Inc.                                 670              36,013
Wabash National Corp.                                    970              17,557
Watts Water Technologies, Inc.                           900              30,789
Wolverine Tube, Inc.(b)                                  550               1,777
                                                                     -----------
                                                                       2,793,731
                                                                     -----------
MARINE (0.1%)
Alexander & Baldwin, Inc.                                810              40,395
Kirby Corp.(b)                                           770              56,749
                                                                     -----------
                                                                          97,144
                                                                     -----------
MEDIA (1.6%)
4Kids Entertainment, Inc.(b)                             570               9,821
ADVO, Inc.                                             1,040              29,474
Arbitron, Inc.                                         1,150              41,009
Belo Corp.                                             2,500              45,825
Catalina Marketing Corp.                                 990              23,443
Clear Channel Communications, Inc.                     3,100              88,443
Dow Jones & Co., Inc.                                    500              18,485
Emmis Communications Corp.(b)                          1,360              16,728
Entercom Communications Corp.                          1,350              35,735
Gannett Co., Inc.                                      1,540              84,700
Harte-Hanks, Inc.                                      1,680              45,864
Interpublic Group of Cos., Inc.(b)                     1,710              16,382
Knight-Ridder, Inc.                                      540              33,480
Lee Enterprises, Inc.                                  1,070              32,956
Live Nation, Inc.(b)                                   2,047              38,893
McGraw Hill Cos., Inc.                                 2,180             121,339
Media General, Inc.                                      770              31,632
Meredith Corp.                                           540              26,784
New York Times Co.                                       950              23,551
News Corp.                                            11,640             199,741
Omnicom Group, Inc.                                      970              87,310
Reader's Digest Association, Inc.                      1,810              24,942
Scholastic Corp.(b)                                      750              19,905
The E.W. Scripps Co., Class A                            830              38,246
Thomas Nelson, Inc.                                      480              14,184
Tribune Co.                                            1,830              52,759
Univision Communications, Inc.(b)                      1,890              67,454
Valassis Communications, Inc.(b)                       1,070              31,319
Washington Post Co.                                      185             141,709
Westwood One, Inc.                                     2,010              19,397
                                                                     -----------
                                                                       1,461,510
                                                                     -----------
METALS & MINING (1.3%)
A.M. Castle & Co.                                        500             18,050
Alcoa, Inc.                                            3,790            128,026
Aleris International, Inc.(b)                            944             43,660

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Allegheny Technologies, Inc.                            420          $    29,123
AMCOL International Corp.                               870               25,073
Brush Engineered Materials, Inc.(b)                     570               13,287
Carpenter Technology Corp.                              720               85,644
Century Aluminum Co.(b)                                 830               39,516
Chaparral Steel Co.(b)                                  730               46,078
Cleveland Cliffs, Inc.                                  700               59,913
Commercial Metals Co.                                 1,810               98,464
Freeport-McMoRan Copper & Gold, Inc.                    830               53,601
Newmont Mining Corp.                                  2,180              127,225
Nucor Corp.                                             700               76,174
Phelps Dodge Corp.                                      900               77,571
Quanex Corp.                                          1,245               53,236
Reliance Steel & Aluminum Co.                           980               87,171
RTI International Metals, Inc.(b)                       720               43,301
Ryerson Tull, Inc.                                      770               22,623
Steel Dynamics, Inc.                                    820               51,201
Steel Technologies, Inc.                                380                8,827
United States Steel Corp.                               520               35,620
Worthington Industries, Inc.                          1,370               27,058
                                                                     -----------
                                                                       1,250,442
                                                                     -----------
MULTI-UTILITIES (1.7%)
Alliant Energy Corp.                                  2,260               72,230
Ameren Corp.                                          1,170               58,933
Aquila, Inc.(b)                                       4,780               20,697
Avista Corp.                                          1,300               27,313
CenterPoint Energy, Inc.                              1,150               13,823
CH Energy Group, Inc.                                   660               31,205
CMS Energy Corp.(b)                                     800               10,656
Consolidated Edison, Inc.                             1,280               55,194
Dominion Resources, Inc.                              1,840              137,761
DTE Energy Co.                                          930               37,925
Duke Energy Corp.                                     5,756              167,614
Energy East Corp.                                     2,830               68,373
KeySpan Corp.                                           860               34,727
MDU Resources Group, Inc.                             2,300               84,525
NiSource, Inc.                                        1,140               24,065
NSTAR                                                 2,480               68,572
OGE Energy Corp.                                      1,680               50,669
PG&E Corp.                                            1,780               70,915
PNM Resources, Inc.                                   1,240               31,384
Public Service Enterprise Group, Inc.                 1,280               80,256
Puget Energy, Inc.                                    1,670               34,686
SCANA Corp.                                           2,350               91,979
Sempra Energy                                         1,230               56,605
TECO Energy, Inc.                                       810               12,944
Vectren Corp.                                         1,320               35,270
Wisconsin Energy Corp.                                2,370               92,549
WPS Resources Corp.                                     910               45,491
Xcel Energy, Inc.                                     1,610               30,332
                                                                     -----------
                                                                       1,546,693
                                                                     -----------
MULTILINE RETAIL (0.8%)
99 Cents Only Stores(b)                               1,170               13,958
Big Lots, Inc.(b)                                       350                5,058
Dillard's, Inc.                                         310                8,085
Dollar General Corp.                                  1,210               21,127
Dollar Tree Stores, Inc.(b)                           2,070               53,965
Family Dollar Stores, Inc.                              680               17,000
Federated Department Stores, Inc.                     1,246               97,001
Fred's, Inc.                                          1,080               15,325
J.C. Penney Co., Inc.                                 1,080               70,697
Kohl's Corp.(b)                                       1,550               86,552
Nordstrom, Inc.                                       1,100               42,163
Saks, Inc.(b)                                         2,720               54,781
Sears Holdings Corp.(b)                                 448               64,373
Target Corp.                                          3,880              206,027
Tuesday Morning Corp.                                   640               12,128
                                                                     -----------
                                                                         768,240
                                                                     -----------
OFFICE ELECTRONICS (0.1%)
Xerox Corp.(b)                                        3,940               55,318
Zebra Technologies Corp.(b)                           1,630               64,694
                                                                     -----------
                                                                         120,012
                                                                     -----------
OIL, GAS & CONSUMABLE FUELS (6.8%)
Amerada Hess Corp.                                      390               55,875
Anadarko Petroleum Corp.                              1,030              107,965
Apache Corp.                                          1,420              100,891
Arch Coal, Inc.                                       1,400              132,986
Cabot Oil & Gas Corp.                                 1,650               81,279
Chesapeake Energy Corp.                               1,380               43,718

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
ChevronTexaco Corp.                                   9,869          $   602,206
Cimarex Energy Co.                                    2,520              108,234
ConocoPhillips                                        8,319              556,541
Denbury Resources, Inc.(b)                            2,140               69,764
Devon Energy Corp.                                    1,960              117,816
El Paso Corp.                                         2,430               31,371
EOG Resources, Inc.                                   1,040               73,039
Exxon Mobil Corp.                                    26,670            1,682,345
Forest Oil Corp.(b)                                   1,110               40,593
Frontier Oil Corp.                                    1,840              111,375
Hugoton Royalty Trust                                    85                2,350
Kerr-McGee Corp.                                        520               51,927
Kinder Morgan, Inc.                                     650               57,213
Marathon Oil Corp.                                    1,638              129,992
Massey Energy Co.                                     2,540               98,171
Murphy Oil Corp.                                        870               43,657
Newfield Exploration Co.(b)                           2,520              112,392
Noble Energy, Inc.                                    3,420              153,832
Occidental Petroleum Corp.                            2,026              208,151
Overseas Shipholding Group, Inc.                        610               29,786
Peabody Energy Corp.                                  5,180              330,795
Penn Virginia Corp.                                     590               42,645
Petroleum Development Corp.(b)                          510               20,405
Pioneer Natural Resources Co.                         2,620              112,188
Plains Exploration & Production Co.(b)                1,520               56,042
Pogo Producing Co.                                    1,130               56,150
Quicksilver Resources, Inc.(b)                        1,220               50,557
Remington Oil & Gas Corp.(b)                            730               31,835
Southwestern Energy Co.(b)                            3,510              126,430
St. Mary Land & Exploration Co.                       1,930               81,369
Stone Energy Corp.(b)                                   860               40,506
Sunoco, Inc.                                            600               48,624
Swift Energy Co.(b)                                     900               38,124
Valero Energy Corp.                                   2,700              174,798
Western Gas Resources, Inc.                           1,220               63,440
Williams Cos., Inc.                                   2,460               53,948
World Fuel Services Corp.                               910               36,436
XTO Energy, Inc.                                      1,426               60,391
                                                                     -----------
                                                                       6,228,152
                                                                     -----------
PAPER & FOREST PRODUCTS (0.3%)
Bowater, Inc.                                         1,230               33,542
Buckeye Technologies, Inc.(b)                         1,110                8,936
Deltic Timber Corp.                                     390               22,511
International Paper Co.                               2,340               85,059
Louisiana-Pacific Corp.                                 440               12,135
MeadWestvaco Corp.                                      900               25,659
Neenah Paper, Inc.                                      460               14,761
Pope & Talbot, Inc.                                     510                4,106
Wausau-Mosinee Paper Corp.                            1,480               21,282
Weyerhaeuser Co.                                      1,250               88,087
                                                                     -----------
                                                                         316,078
                                                                     -----------
PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co.                                      390               17,538
Avon Products, Inc.                                   2,180               71,090
Natures Sunshine Products, Inc.                         550                5,816
NBTY, Inc.(b)                                         1,980               44,847
Playtex Products, Inc.(b)                             1,170               13,116
The Estee Lauder Cos., Inc.                             580               21,530
USANA Health Sciences, Inc.(b)                          400               14,636
                                                                     -----------
                                                                         188,573
                                                                     -----------
PHARMACEUTICALS (3.2%)
Abbott Laboratories                                   7,130              304,736
Allergan, Inc.                                          831               85,380
Alpharma, Inc. - Class A                              1,520               39,900
Bradley Pharmaceuticals, Inc.(b)                        530                7,865
Bristol-Myers Squibb Co.                              9,090              230,704
CNS, Inc.                                               430                9,249
Connetics Corp.(b)                                    1,240               18,786
Eli Lilly & Co.                                       5,340              282,593
First Horizon Pharmaceutical Corp.(b)                   870               19,375
Forest Laboratories, Inc.(b)                          1,760               71,069
Johnson & Johnson                                    13,350              782,443
King Pharmaceuticals, Inc.(b)                         1,240               21,564
Medicis Pharmaceutical Corp.                          1,580               51,950
Merck & Co., Inc.                                    10,140              349,019
MGI Pharma, Inc.(b)                                   2,600               48,568
Mylan Laboratories, Inc.                              1,370               29,921
Noven Pharmaceuticals, Inc.(b)                          910               17,199

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Par Pharmaceutical Cos., Inc.(b)                        860          $    22,145
Perrigo Co.                                           1,870               29,845
Schering-Plough Corp.                                 6,630              128,092
Sepracor, Inc.(b)                                     2,190               97,762
Valeant Pharmaceuticals International                 2,100               37,590
Watson Pharmaceuticals, Inc.(b)                         780               22,183
Wyeth                                                 6,260              304,674
                                                                     -----------
                                                                       3,012,612
                                                                     -----------
REAL ESTATE INVESTMENT TRUST (2.2%)
Acadia Realty Trust                                     340                7,674
AMB Property Corp.                                    1,700               84,983
Apartment Investment & Management Co.                   640               28,602
Archstone-Smith Trust                                   980               47,902
Boston Properties, Inc.                                 470               41,487
Colonial Properties Trust                             1,410               69,428
Commercial Net Lease Realty                           1,340               28,207
Developers Diversified Realty Corp.                   2,180              115,975
Eastgroup Properties, Inc.                              670               29,929
Entertainment Properties Trust                          850               34,740
Equity Office Properties Trust                        1,930               62,339
Equity Residential                                    1,300               58,331
Essex Property Trust, Inc.                              770               84,007
Glenborough Realty Trust, Inc.                          990               20,741
Highwood Properties, Inc.                               930               29,332
Hospitality Properties Trust                          1,350               58,185
Kilroy Realty Corp.                                     930               66,328
Kimco Realty Corp.                                      590               21,907
Lexington Corp. Properties Trust                      1,310               28,244
Liberty Property Trust                                1,690               75,543
Longview Fibre Co.                                      920               23,975
Macerich Co.                                          1,460              106,901
Mack-Cali Realty Corp.                                1,190               53,812
New Century Financial Corp.                           1,960              100,391
New Plan Excel Realty Trust                           1,740               42,891
Parkway Properties, Inc.                                540               21,384
Plum Creek Timber Co., Inc.                             800               29,040
Potlatch Corp.                                          750               29,193
ProLogis                                              1,080               54,238
Public Storage, Inc.                                    380               29,214
Rayonier, Inc.                                        1,620               66,679
Regency Centers Corp.                                 1,340               84,541
Shurgard Storage Centers, Inc.                        1,630              102,657
Simon Property Group, Inc.                              920               75,330
Sovran Self Storage, Inc.                               550               27,033
United Dominion Realty Trust, Inc.                    2,410               65,528
Vornado Realty Trust                                    630               60,253
Weingarten Realty Investors                           1,640               64,632
                                                                     -----------
                                                                       2,031,576
                                                                     -----------
ROAD & RAIL (1.0%)
Arkansas Best Corp.                                     750               32,190
Burlington Northern Santa Fe Corp.                    1,740              138,382
Con-way, Inc.                                         1,010               56,277
CSX Corp.                                             1,000               68,490
Heartland Express, Inc.                               1,900               46,189
J.B. Hunt Transport Services, Inc.                    2,580               61,481
Kansas City Southern(b)                               2,540               61,722
Knight Transportation, Inc.                           2,100               41,013
Landstar System, Inc.                                 1,840               78,182
Norfolk Southern Corp.                                1,810               97,740
Old Dominion Freight Line, Inc.(b)                      735               23,667
Ryder System, Inc.                                      310               16,167
Swift Transportation Co., Inc.(b)                     1,220               36,539
Union Pacific Corp.                                   1,340              122,221
Werner Enterprises, Inc.                              1,310               25,126
YRC Worldwide, Inc.(b)                                1,183               49,686
                                                                     -----------
                                                                         955,072
                                                                     -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.4%)
Actel Corp.(b)                                          690               11,088
Advanced Energy Industries, Inc.(b)                     850               13,337
Advanced Micro Devices, Inc.(b)                       2,030               65,671
Altera Corp.(b)                                       1,430               31,231
Analog Devices, Inc.                                  1,820               69,014
Applied Materials, Inc.                               6,660              119,547
Applied Micro Circuits Corp.(b)                       1,240                4,551
Atmel Corp.(b)                                        8,110               42,496
Atmi, Inc.(b)                                         1,230               34,932
Axcelis Technologies, Inc.(b)                         2,700               15,903
Broadcom Corp.(b)                                     1,920               78,931
Brooks Automation, Inc. (b)                           2,200               29,744

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Cabot Microelectronics Corp.(b)                         590          $    19,299
Cohu, Inc.                                              660               12,665
Credence Systems Corp.(b)                             1,650               11,699
Cree, Inc.(b)                                         1,590               47,414
Cymer, Inc.(b)                                        1,200               62,028
Cypress Semiconductor Corp.(b)                        2,580               44,273
Diodes, Inc.(b)                                         480               19,555
DSP Group, Inc.(b)                                      910               24,606
ESS Technology, Inc.(b)                               1,090                3,455
Exar Corp.(b)                                         1,110               16,084
Fairchild Semiconductor International, Inc.(b)        2,200               45,474
FEI Co.(b)                                              960               20,870
Freescale Semiconductor, Inc., Class B(b)             1,734               54,916
Integrated Device Technology, Inc.(b)                 3,491               53,133
Intel Corp.                                          26,090              521,279
International Rectifier Corp.(b)                      1,540               69,608
Intersil Corp.                                        3,090               91,495
KLA-Tencor Corp.                                      1,010               48,642
Kopin Corp.(b)                                        1,940               10,786
Kulicke & Soffa Industries, Inc.(b)                   1,420               12,865
Lam Research Corp.(b)                                 2,740              133,931
Lattice Semiconductor Corp.(b)                        1,950               12,968
Linear Technology Corp.                               1,520               53,960
LSI Logic Corp.(b)                                    1,420               15,123
Maxim Integrated Products, Inc.                       1,660               58,532
MEMC Electronic Materials, Inc.(b)                    3,190              129,514
Micrel, Inc.(b)                                       1,460               18,746
Microchip Technology, Inc.                            4,250              158,355
Micron Technology, Inc.(b)                            2,360               40,049
Microsemi Corp.(b)                                    1,990               54,367
National Semiconductor Corp.                          1,440               43,171
Novellus Systems, Inc.(b)                               670               16,549
NVIDIA Corp.(b)                                       1,600               46,752
Pericom Semiconductor Corp.(b)                          770                7,515
Photronics, Inc.(b)                                   1,330               23,900
PMC-Sierra, Inc.(b)                                     640                7,955
Power Integrations, Inc.(b)                           1,040               22,017
RF Micro Devices, Inc.(b)                             3,190               29,667
Rudolph Technologies, Inc.(b)                           480                7,958
Semtech Corp.(b)                                      1,410               26,438
Silicon Laboratories, Inc.(b)                           940               43,813
Skyworks Solutions, Inc.(b)                           4,590               32,819
Standard Microsystems Corp.(b)                          690               16,077
Supertex, Inc.(b)                                       420               16,220
Teradyne, Inc.(b)                                       790               13,319
Texas Instruments, Inc.                               7,070              245,400
TriQuint Semiconductor, Inc.(b)                       2,370               12,869
Ultratech, Inc.(b)                                      750               14,730
Varian Semiconductor Equipment Associates, Inc.(b)    1,935               63,371
Veeco Instruments, Inc.(b)                              910               21,795
Xilinx, Inc.                                          1,630               45,102
                                                                     -----------
                                                                       3,139,573
                                                                     -----------
SOFTWARE (3.3%)
Activision, Inc.(b)                                   5,421               76,924
Adobe Systems, Inc.(b)                                2,894              113,445
Advent Software, Inc.(b)                                580               20,416
Altiris, Inc.(b)                                        820               17,548
ANSYS, Inc.(b)                                        1,060               59,837
Autodesk, Inc.(b)                                     1,020               42,881
BMC Software, Inc.(b)                                   990               21,325
CA, Inc.                                              2,300               58,328
Cadence Design Systems, Inc.(b)                       5,420              102,601
Captaris, Inc.(b)                                     1,110                4,462
Catapult Communications Corp.(b)                        410                4,904
Citrix Systems, Inc.(b)                                 750               29,940
Compuware Corp.(b)                                    1,610               12,365
Electronic Arts, Inc.(b)                              1,410               80,088
Epicor Software Corp.(b)                              1,200               14,556
EPIQ Systems, Inc.(b)                                   580               10,098
Factset Research Systems, Inc.                        1,310               57,823
Fair Issac Corp.                                      1,450               53,810
FileNet Corp.(b)                                      1,430               39,783
Hyperion Solutions Corp.(b)                           2,085               63,843
Internet Security Systems, Inc.(b)                    1,650               37,026
Intuit, Inc.(b)                                         940               50,920
Jack Henry & Associates, Inc.                         1,720               38,614
JDA Software Group, Inc.(b)                             940               12,840
Kronos, Inc.(b)                                       1,120               51,117
Macrovision Corp.(b)                                  1,100               25,190
Manhattan Associates, Inc.(b)                         1,010               21,927

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
MapInfo Corp.(b)                                        730          $    10,147
McAfee, Inc.(b)                                       3,410               88,967
Mentor Graphics Corp.(b)                              1,430               18,776
MICROS Systems, Inc.(b)                               1,300               54,340
Microsoft Corp.                                      40,280              972,761
MRO Software, Inc.(b)                                   790               15,026
Napster, Inc.(b)                                      1,240                5,741
Novell, Inc.(b)                                       1,500               12,330
Open Solutions, Inc.(b)                                 690               18,782
Oracle Corp.(b)                                      18,721              273,139
Parametric Technology Corp.(b)                          492                7,350
Phoenix Technologies Ltd.(b)                            840                4,897
Progress Software Corp.(b)                            1,260               34,763
Quality Systems, Inc.                                   540               18,122
Radiant Systems, Inc.(b)                                890               11,570
Reynolds & Reynolds Co.                               1,160               34,498
RSA Security, Inc.(b)                                 1,370               28,688
Secure Computing Corp.(b)                             1,290               13,868
Sonic Solutions(b)                                      810               14,353
SPSS, Inc.(b)                                           570               19,870
Sybase, Inc.(b)                                       1,790               38,968
Symantec Corp.(b)                                     5,252               86,028
Synopsys, Inc.(b)                                     2,870               62,652
THQ, Inc.(b)                                          2,025               51,901
Transaction Systems Architects, Inc.(b)                 750               29,955
Wind River Systems, Inc.(b)                           1,540               17,571
                                                                     -----------
                                                                       3,067,674
                                                                     -----------
SPECIALTY RETAIL (3.7%)
Aaron Rents, Inc.                                     1,440               38,678
Abercrombie & Fitch Co.                               1,750              106,278
Advance Auto Parts, Inc.                              2,190               88,082
Aeropostale, Inc.(b)                                  1,120               34,395
American Eagle Outfitters, Inc.                       2,770               89,748
AnnTaylor Stores Corp.(b)                             1,420               53,009
AutoNation, Inc.(b)                                     930               20,944
AutoZone, Inc.(b)                                       260               24,339
Barnes & Noble, Inc.                                  1,200               54,096
Bed Bath & Beyond, Inc.(b)                            1,300               49,855
Best Buy Co., Inc.                                    1,830              103,688
Borders Group, Inc.                                   1,270               29,972
CarMax, Inc.(b)                                       2,090               73,798
Cato Corp.                                              885               20,028
Chico's FAS, Inc.(b)                                  3,660              135,640
Children's Place Retail Stores, Inc.(b)                 720               44,482
Christopher & Banks Corp.                             1,020               26,948
Circuit City Stores, Inc.                               780               22,425
Claire's Stores, Inc.                                 1,850               65,157
Cost Plus, Inc.(b)                                      710               12,496
Dress Barn, Inc.(b)                                   1,560               39,452
Finish Line, Inc., Class A                            1,190               19,611
Foot Locker, Inc.                                     3,030               70,235
GameStop Corp.(b)                                     1,156               54,563
Gap, Inc.                                             3,060               55,355
Genesco, Inc.(b)                                        720               29,758
Group 1 Automotive, Inc.                                640               34,931
Guitar Center, Inc.(b)                                  870               46,771
Gymboree Corp.(b)                                       860               25,869
Hancock Fabrics, Inc.                                   570                2,001
Haverty Furniture Cos., Inc.                            620                9,362
Hibbet Sporting Goods, Inc.(b)                        1,125               34,099
Home Depot, Inc.                                      9,280              370,549
Hot Topic, Inc.(b)                                    1,350               20,021
Jo-Ann Stores, Inc.(b)                                  640                7,846
Jos. A. Bank Clothiers, Inc.(b)                         487               20,454
Limited Brands                                        1,500               38,460
Lowe's Cos., Inc.                                     3,430              216,262
Men's Wearhouse, Inc.                                 1,710               60,602
Michaels Stores, Inc.                                 2,730              103,276
Midas Group, Inc.(b)                                    480               11,011
O'Reilly Automotive, Inc.(b)                          2,160               73,181
Office Depot, Inc.(b)                                 1,330               53,971
OfficeMax, Inc.                                         440               17,028
Pacific Sunwear of California, Inc.(b)                1,440               33,552
Payless ShoeSource, Inc.(b)                           1,240               28,483
Pep Boys - Manny, Moe & Jack, Inc.                    1,610               23,941
PETsMart, Inc.                                        2,860               79,108
Pier 1 Imports, Inc.                                  1,470               17,743
RadioShack Corp.                                        640               10,880
Rent-A-Center, Inc.(b)                                1,320               36,458
Ross Stores, Inc.                                     2,760               84,566
Select Comfort Corp.(b)                               1,190               47,552
Sherwin-Williams Co.                                    500               25,470
Sonic Automotive, Inc.                                1,130               30,533

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Stage Stores, Inc.                                      900          $    28,134
Staples, Inc.                                         2,865               75,665
Stein Mart, Inc.                                      1,010               15,958
Tiffany & Co.                                           660               23,027
TJX Cos., Inc.                                        1,790               43,193
Too, Inc.(b)                                          1,110               42,646
Tractor Supply Co.(b)                                 1,120               72,565
Urban Outfitters, Inc.(b)                             2,200               51,040
Williams-Sonoma, Inc.                                 2,360               98,813
Zale Corp.(b)                                         1,600               39,440
                                                                     -----------
                                                                       3,417,493
                                                                     -----------
TEXTILES APPAREL & LUXURY GOODS (0.7%)
Ashworth, Inc.(b)                                       430                4,390
Brown Shoe Company, Inc.                                870               33,086
Coach, Inc.(b)                                        1,600               52,832
Fossil, Inc.(b)                                       1,740               28,292
Jones Apparel Group, Inc.                               490               16,832
K-Swiss, Inc.                                           910               26,099
Kellwood Co.                                            910               29,156
Liz Claiborne, Inc.                                     440               17,182
NIKE, Inc.                                              960               78,567
Oxford Industries, Inc.                                 520               22,724
Phillips-Van Heusen Corp.                             1,100               44,220
Polo Ralph Lauren Corp.                               1,250               75,900
Quiksilver, Inc.(b)                                   3,660               50,032
Russell Corp.                                           850               15,385
Stride Rite Corp.                                       950               13,310
Timberland Co.(b)                                     1,320               44,946
V.F. Corp.                                              480               29,371
Wolverine World Wide, Inc.                            1,635               40,613
                                                                     -----------
                                                                         622,937
                                                                     -----------
THRIFTS & MORTGAGE FINANCE (1.9%)
Anchor BanCorp of Wisconsin, Inc.                       500               14,590
Astoria Financial Corp.                               1,725               54,027
BankAtlantic Bancorp, Inc.                            1,730               25,812
BankUnited Financial Corp.                              760               23,324
Brookline Bancorp, Inc.                               1,560               23,088
Countrywide Financial Corp.                           2,620              106,529
Dime Community Bancshares, Inc.                         830               11,761
Downey Financial Corp.                                  680               48,810
Federal Home Loan Mortgage Corp.                      3,130              191,118
Federal National Mortgage Assoc.                      4,290              217,073
Fidelity Bankshares, Inc.                               540               17,399
FirstFed Financial Corp.(b)                             510               32,074
Flagstar Bancorp, Inc.                                1,510               24,160
Franklin Bank Corp.(b)                                  180                3,494
Fremont General Corp.                                 2,160               48,038
Golden West Financial Corp.                           1,230               88,400
Harbor Florida Bancshares, Inc.                         430               16,151
Independence Community Bank Corp.                     1,500               63,000
IndyMac Bancorp., Inc.                                1,300               62,816
MAF Bancorp, Inc.                                       810               35,948
MGIC Investment Corp.                                   460               32,522
New York Community Bancorp, Inc.                      4,450               76,585
PMI Group, Inc.                                       1,850               85,378
Radian Group, Inc.                                    1,740              109,133
Sovereign Bancorp, Inc.                               1,170               25,939
TrustCo Bank Corp. NY                                 1,840               21,289
Washington Federal, Inc.                              1,100               26,312
Washington Mutual, Inc.                               4,426              199,435
Webster Financial Corp.                                 960               45,072
                                                                     -----------
                                                                       1,729,277
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS (0.4%)
Applied Industrial Technologies, Inc.                   840               34,902
Fastenal Co.                                          2,710              126,854
GATX Corp.                                            1,010               47,268
Lawson Products, Inc.                                   210                8,908
MSC Industrial Direct Co., Inc.                       1,100               57,046
United Rentals, Inc.(b)                               1,350               48,155
W.W. Grainger, Inc.                                     380               29,230
Watsco, Inc.                                            780               49,491
                                                                     -----------
                                                                         401,854
                                                                     -----------
WATER UTILITIES (0.1%)
American States Water Co.                               510               20,354
Aqua America, Inc.                                    2,493               59,583
                                                                     -----------
                                                                          79,937
                                                                     -----------

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
ALLTEL Corp.                                          2,010          $   129,384
Sprint Corp.                                         12,932              320,713
Telephone & Data Systems, Inc.                        2,400               94,080
                                                                     -----------
                                                                         544,177
                                                                     -----------
TOTAL COMMON STOCKS
   (COST $76,838,485)                                                 92,381,089
                                                                     -----------
SHORT-TERM INVESTMENTS (0.9%)
SSgA U.S. Government Money
   Market Fund, 4.62%,(c)                           832,244              832,244
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
   (COST $832,244)                                                       832,244
                                                                     -----------
      TOTAL INVESTMENTS
        (COST $77,670,729)(a) 100.0%                                  93,213,333
      OTHER ASSETS IN EXCESS
        OF LIABILITIES 0.0%                                               35,499
                                                                     -----------
      NET ASSETS 100.0%                                              $93,248,832
                                                                     ===========

Percentages indicated are based on net assets.

(a) Cost for federal income tax purposes is $77,721,550. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation                                              $18,333,246
Unrealized depreciation                                               (2,841,463)
                                                                     -----------
Net unrealized appreciation                                          $15,491,783
                                                                     ===========

(b) Represents non-income producing security.
(c) Rate shown represents the rate as of April 30, 2006.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                              AMOUNT              VALUE
                                                                             ---------            -----
CORPORATE BONDS (26.0%)

ASSET BACKED MORTGAGES (0.5%)
American Business Financial Services Mortgage Loan Trust, 6.99%, 12/25/31   $  528,656         $    530,539
                                                                                               ------------
AUTO MANUFACTURERS (0.5%)
DaimlerChrysler NA Holding Corp., 7.20%, 9/1/09                                500,000              522,875
                                                                                               ------------
BROKERAGE SERVICES (0.7%)
Jeffries Group, Inc., 7.75%, 3/15/12                                           715,000              774,832
                                                                                               ------------
CAPITAL MARKETS (3.6%)
Bear Stearns Co., Inc., 4.50%, 10/28/10                                        500,000              479,587
Goldman Sachs Group, Inc., 4.75%, 7/15/13                                      500,000              469,635
Lehman Brothers Holdings, Inc., 5.98%, 11/1/14,(b)                             500,000              477,010
Lehman Brothers Holdings, Inc., 5.98%, 2/9/17,(b)                              800,000              768,615
Merrill Lynch & Co., 5.22%, 3/2/09,(b)                                       1,000,000              973,959
Merrill Lynch & Co., 8.00%, 2/10/11,(b)                                        550,000              535,574
                                                                                               ------------
                                                                                                  3,704,380
                                                                                               ------------
COMMERCIAL BANKS (4.6%)
Bank of America Corp., 7.23%, 8/15/12                                          500,000              532,383
Bank of America Corp., 4.875%, 9/15/12                                         500,000              480,578
Bank One Capital III, 8.75%, 9/1/30                                            500,000              626,019
Bank One Corp., 5.25%, 1/30/13                                                 500,000              487,429
Chase Manhattan Corp., 7.00%, 11/15/09                                       1,006,000            1,052,648
Southtrust Bank NA, 7.69%, 5/15/25                                           1,000,000            1,160,794
Wells Fargo & Co., 4.95%, 10/16/13                                             500,000              475,614
                                                                                               ------------
                                                                                                  4,815,465
                                                                                               ------------
COMPUTERS (0.5%)
Hewlett-Packard Co., 5.75%, 12/15/06                                           500,000              501,279
                                                                                               ------------
CONSUMER STAPLES (0.5%)
Safeway, Inc., 4.95%, 8/16/10                                                  500,000              484,233
                                                                                               ------------
COSMETICS/TOILETRIES (0.5%)
Procter & Gamble Co., 4.95%, 8/15/14                                           500,000              477,281
                                                                                               ------------
DIVERSIFIED FINANCIAL SERVICES (0.5%)
Citigroup, Inc., 4.875%, 5/7/15                                                500,000              466,820
                                                                                               ------------

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                              AMOUNT              VALUE
                                                                             ---------            -----
FINANCIAL SERVICES (4.1%)
Boeing Capital Corp., 5.80%, 1/15/13                                        $  500,000         $    503,784
Countrywide Home Loan, Inc., 4.00%, 3/22/11                                    500,000              462,498
Household Finance Corp., 4.75%, 5/15/09                                        500,000              490,181
SLM Corp., 5.19%, 3/2/09,(b)                                                   500,000              488,165
SLM Corp., 5.00%, 6/15/18, Callable 6/15/08 @ 100                              500,000              443,296
SLM Corp., 6.50%, 12/15/20,(b)                                               1,500,000            1,432,139
Toyota Motor Credit Corp., 6.23%, 2/5/16,(b)                                   500,000              491,250
                                                                                               ------------
                                                                                                  4,311,313
                                                                                               ------------
FORESTRY (0.6%)
Louisiana Pacific Corp., 8.875%, 8/15/10                                       125,000              140,473
Weyerhaeuser Co., 5.95%, 11/1/08                                               500,000              503,133
                                                                                               ------------
                                                                                                    643,606
                                                                                               ------------
INSURANCE (1.9%)
Allstate Corp., 5.00%, 8/15/14                                                 500,000              473,729
GE Global Insurance Holding Corp., 6.45%, 3/1/19                               500,000              507,126
Principal Life, Inc., 5.00%, 3/1/12,(b)                                      1,000,000              939,289
                                                                                               ------------
                                                                                                  1,920,144
                                                                                               ------------
MORTGAGE BACKED SECURITIES -- FINANCIAL SERVICES (1.5%)
Wells Fargo Mortgage Backed Securities, 4.45%, 10/25/33,(b)                  1,694,495            1,595,473
                                                                                               ------------
MORTGAGE BACKED SECURITIES -- RELIGIOUS ORGANIZATIONS (0.2%)
Metropolitan Baptist Church, 8.40%, 7/12/16(d)                                  87,000               90,532
Metropolitan Baptist Church, 8.40%, 1/12/17(d)                                  90,000               93,636
Metropolitan Baptist Church, 8.40%, 7/12/18(d)                                  23,000               23,897
                                                                                               ------------
                                                                                                    208,065
                                                                                               ------------
OIL & GAS -- INTEGRATED (0.5%)
Phillips Petroleum Co., 6.65%, 7/15/18                                         500,000              533,581
                                                                                               ------------
PHARMACEUTICALS (0.5%)
Eli Lilly & Co., 6.00%, 3/15/12                                                500,000              511,467
                                                                                               ------------
RESEARCH & DEVELOPMENT (1.0%)
Science Applications International Corp., 6.75%, 2/1/08                      1,000,000            1,022,008
                                                                                               ------------
RETAIL (0.5%)
AutoZone, Inc., 4.75%, 11/15/10                                                500,000              473,414
                                                                                               ------------

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                              AMOUNT              VALUE
                                                                             ---------            -----
SEMICONDUCTORS (0.5%)
Applied Materials, Inc., 7.125%, 10/15/17                                   $  500,000         $    525,435
                                                                                               ------------
TRANSPORTATION (0.4%)
Union Pacific Corp., 3.625%, 6/1/10                                            500,000              463,783
                                                                                               ------------
UTILITIES -- ELECTRIC & GAS (1.0%)
Duke Energy Corp., 6.25%, 1/15/12                                              500,000              511,489
Pepco Holdings, Inc., 5.50%, 8/15/07                                           500,000              499,771
                                                                                               ------------
                                                                                                  1,011,260
                                                                                               ------------
UTILITIES -- TELECOMMUNICATIONS (1.4%)
BellSouth Corp., 6.00%, 11/15/34                                               500,000              460,758
GTE California, Inc., 6.70%, 9/1/09                                            500,000              512,903
Verizon New England, Inc., 4.75%, 10/1/13                                      500,000              451,364
                                                                                               ------------
                                                                                                  1,425,025
                                                                                               ------------
TOTAL CORPORATE BONDS (COST $28,207,664)                                                         26,922,278
                                                                                               ------------
U.S. GOVERNMENT AGENCIES (21.6%)

FEDERAL FARM CREDIT BANK (2.8%)
5.34%, 3/24/15, Callable 3/24/08 @ 100                                       3,000,000            2,914,803
                                                                                               ------------
FEDERAL HOME LOAN BANK (11.5%)
2.75%, 7/30/08, Callable 7/30/06 @ 100                                       2,000,000            1,943,952
4.50%, 9/30/08, Callable 6/30/06 @ 100                                       2,000,000            1,967,208
2.75%, 10/15/08, Callable 7/15/06 @ 100                                      1,000,000              962,320
2.75%, 10/22/09, Callable 7/22/06 @ 100                                      2,000,000            1,937,094
3.50%, 7/15/11, Callable 7/15/06 @ 100                                       1,000,000              944,958
4.00%, 12/19/11                                                              4,365,000            4,079,988
                                                                                               ------------
                                                                                                 11,835,520
                                                                                               ------------
FEDERAL HOME LOAN MORTGAGE CORP. (5.3%)
3.50%, 5/28/08                                                               2,000,000            1,962,710
6.25%, 3/5/12, Callable 3/5/07 @ 100                                           525,000              528,266
4.40%, 6/19/13, Callable 6/19/06 @ 100                                       2,000,000            1,880,160
6.75%, 9/15/29                                                               1,000,000            1,149,889
                                                                                               ------------
                                                                                                  5,521,025
                                                                                               ------------

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                              AMOUNT              VALUE
                                                                             ---------            -----
FEDERAL NATIONAL MORTGAGE ASSOC. (2.0%)
4.00%, 8/20/10                                                              $  238,000         $    226,302
4.50%, 5/28/15, Callable 5/28/06 @ 100                                       2,000,000            1,860,108
                                                                                               ------------
                                                                                                  2,086,410
                                                                                               ------------
TOTAL U.S. GOVERNMENT AGENCIES (COST $23,033,251)                                                22,357,758
                                                                                               ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (33.5%)

FEDERAL HOME LOAN MORTGAGE CORP. (15.3%)
5.50%, 3/1/23                                                                2,059,372            2,019,963
5.50%, 4/1/30                                                                2,835,600            2,754,199
5.50%, 6/1/34                                                                1,586,021            1,540,491
6.00%, 9/1/34                                                                2,015,218            2,010,596
4.57%, 1/1/35,(b)                                                            1,703,154            1,664,342
4.66%, 3/1/35,(b)                                                            3,104,937            2,954,030
5.22%, 8/1/35,(b)                                                            2,940,796            2,899,885
                                                                                               ------------
                                                                                                 15,843,506
                                                                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOC. (18.2%)
5.00%, 10/1/24                                                               1,043,477              999,121
5.00%, 1/1/30                                                                1,948,376            1,842,895
4.43%, 7/1/34,(b)                                                              900,726              897,620
6.00%, 11/1/34                                                               1,461,204            1,455,048
5.50%, 12/1/34                                                               1,739,801            1,689,856
5.00%, 1/1/35                                                                1,799,408            1,701,991
5.00%, 1/1/35                                                                2,866,402            2,711,221
5.50%, 2/1/35                                                                   85,169               82,848
4.72%, 3/1/35,(b)                                                              419,020              408,685
4.90%, 4/1/35,(b)                                                            2,583,782            2,495,369
4.50%, 5/1/35                                                                1,912,475            1,752,799
5.48%, 9/1/35,(b)                                                            2,793,455            2,739,003
                                                                                               ------------
                                                                                                 18,776,456
                                                                                               ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS
 (COST $35,991,692)                                                                              34,619,962
                                                                                               ------------
U.S. TREASURY OBLIGATIONS (15.5%)
4.00%, 9/30/07                                                               7,000,000            6,914,138
4.00%, 4/15/10                                                               2,000,000            1,935,468
4.25%, 11/15/13                                                              5,800,000            5,520,875
6.00%, 2/15/26                                                               1,500,000            1,624,805
                                                                                               ------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $16,565,197)                                               15,995,286
                                                                                               ------------

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                              AMOUNT              VALUE
                                                                             ---------            -----
SHORT-TERM INVESTMENTS (2.7%)
SSgA U.S. Government Money Market Fund, 4.62%,(c)                           $2,805,084         $  2,805,084
                                                                                               ------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,805,084)                                                    2,805,084
                                                                                               ------------
      TOTAL INVESTMENTS (COST $106,602,888)(a) 99.3%                                            102,700,368
      OTHER ASSETS IN EXCESS OF LIABILITIES 0.7%                                                    680,503
                                                                                               ------------
      NET ASSETS 100.0%                                                                        $103,380,871
                                                                                               ============

Percentages indicated are based on net assets.

(a) Represents cost for financial reporting and for federal income tax purposes and differs from value by net unrealized depreciation as follows:

Unrealized appreciation                                                                         $    12,350
Unrealized depreciation                                                                          (3,914,870)
                                                                                                -----------
Net unrealized depreciation                                                                     $(3,902,520)
                                                                                                ===========

(b) Variable rate security. Rate shown represents the rate as of April 30, 2006.
(c) Rate shown represents the rate as of April 30, 2006.
(d) The Issuer has the option to redeem the Bonds on any quarterly anniversary of the issue date (January 12, 2006), in whole or in part, without premium or penalty. The Issuer does not have the right to extend the terms of the offering. The Bonds are generally considered to be illiquid due to the limited, if any, secondary market for these Bonds.

                      SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
COMMON STOCKS (93.7%)

AEROSPACE & DEFENSE (2.6%)
Boeing Co.                                           19,650         $  1,639,793
General Dynamics Corp.                                6,300              413,406
Hexcel Corp.(b)                                      14,100              311,469
Lockheed Martin Corp.                                 9,260              702,834
Northrop Grumman Corp.                               11,790              788,751
Precision Castparts Corp.                             1,200               75,576
United Technologies Corp.                            13,640              856,728
                                                                    ------------
                                                                       4,788,557
                                                                    ------------
AIR FREIGHT & LOGISTICS (0.6%)
FedEx Corp.                                           9,100            1,047,683
                                                                    ------------
AIRLINES (0.2%)
Republic Airways Holdings, Inc.(b)                    2,600               44,200
SkyWest, Inc.                                         4,100               96,637
Southwest Airlines Co.                               13,900              225,458
US Airways Group, Inc.(b)                             1,400               60,564
                                                                    ------------
                                                                         426,859
                                                                    ------------
AUTO COMPONENTS (0.3%)
American Axle & Manufacturing Holdings, Inc.          1,850               32,579
Autoliv, Inc.                                         1,750               96,775
BorgWarner, Inc.                                      1,200               72,876
Cooper Tire & Rubber Co.                              4,800               60,960
Johnson Controls, Inc.                                1,490              121,509
Lear Corp.                                            2,450               57,771
Magna International, Inc., Class A                      800               62,760
TRW Automotive Holdings Corp.(b)                      1,100               24,398
                                                                    ------------
                                                                         529,628
                                                                    ------------
AUTOMOBILES (0.1%)
Ford Motor Co.                                        8,700               60,465
General Motors Corp.                                  5,900              134,992
                                                                    ------------
                                                                        195,457
                                                                    ------------
BEVERAGES (1.4%)
Coca-Cola Co.                                        26,900            1,128,724
Coca-Cola Enterprises, Inc.                           7,900              154,287
PepsiCo, Inc.                                        22,760            1,325,542
                                                                    ------------
                                                                       2,608,553
                                                                    ------------
BIOTECHNOLOGY (1.9%)
Amgen, Inc.(b)                                       17,700            1,198,290
Amylin Pharmaceuticals, Inc.(b)                       6,900              300,495
Biogen Idec, Inc.(b)                                  5,100              228,735
Celgene Corp.(b)                                      4,200              177,072
Digene Corp.(b)                                       4,700              194,157
Genentech, Inc.(b)                                    6,200              494,202
Human Genome Sciences, Inc.(b)                       22,900              261,289
InterMune, Inc.(b)                                    1,500               23,985
Medimmune, Inc.(b)                                   10,300              324,141
Panacos Pharmaceuticals, Inc.(b)                     35,900              250,941
Regeneron Pharmaceuticals, Inc.(b)                    1,700               24,684
                                                                    ------------
                                                                       3,477,991
                                                                    ------------
BUILDING PRODUCTS (0.4%)
American Standard Cos., Inc.                            800               34,824
Lennox International, Inc.                            1,300               42,419
Masco Corp.                                          17,640              562,716
NCI Building Systems, Inc.(b)                           800               51,992
                                                                    ------------
                                                                         691,951
                                                                    ------------
CAPITAL MARKETS (3.3%)
Ameriprise Financial, Inc.(b)                         1,982               97,197
Bank of New York Co., Inc.                            2,900              101,935
Charles Schwab Corp.                                 17,500              313,250
Franklin Resources, Inc.                              3,870              360,374
Goldman Sachs Group, Inc.                            10,070            1,614,119
Investment Technology Group, Inc.(b)                  1,400               74,186
Investors Financial Services Corp.                    3,000              143,580
Legg Mason, Inc.                                      1,600              189,568
Lehman Brothers Holdings, Inc.                        2,110              318,927
Mellon Financial Corp.                                5,590              210,352
Merrill Lynch & Co., Inc.                            16,360            1,247,614
Morgan Stanley                                       14,300              919,490
State Street Corp.                                    2,300              150,236
TD Ameritrade Holding Corp.(b)                        5,300               98,368
UBS AG, Registered                                    2,090              244,217
                                                                    ------------
                                                                       6,083,413
                                                                    ------------

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
CHEMICALS (1.7%)
Air Products & Chemicals, Inc.                        2,620         $    179,522
Ashland, Inc.                                         1,600              105,312
Celanese Corp., Series A                              1,500               32,925
Dow Chemical Co.                                     12,000              487,320
E.I. Du Pont De Nemours & Co.                         9,120              402,192
Georgia Gulf Corp.                                    1,100               32,626
H.B. Fuller Co.                                         600               31,380
Hercules, Inc.(b)                                     2,000               28,420
Lubrizol Corp.                                        2,300              100,303
Lyondell Chemical Co.                                 4,800              115,680
Monsanto Co.                                          7,500              625,500
Nalco Holding Co.(b)                                  3,550               66,918
PPG Industries, Inc.                                  7,740              519,509
Praxair, Inc.                                         2,500              140,325
Syngenta AG, ADR                                      8,540              237,241
The Mosaic Co.(b)                                     1,800               27,000
The Scotts Miracle-Gro Co., Class A                   1,500               66,390
Tronox, Inc., Class B(b)                                302                5,225
                                                                    ------------
                                                                       3,203,788
                                                                    ------------
COMMERCIAL BANKS (2.4%)
AmSouth Bancorp                                       5,300              153,382
BB&T Corp.                                            9,600              412,224
Comerica, Inc.                                        2,400              136,488
Commerce Bancorp, Inc.                               16,200              653,507
First Horizon National Corp.                          2,550              108,171
Hanmi Financial Corp.                                 2,000               38,960
Huntington Bancshares, Inc.                           2,900               70,035
KeyCorp                                               5,500              210,210
National City Corp.                                   6,300              232,470
PNC Financial Services Group, Inc.                    7,260              518,872
PrivateBancorp, Inc.                                  2,000               88,500
Regions Financial Corp.                               2,050               74,846
SunTrust Banks, Inc.                                  8,415              650,732
U.S. Bancorp                                          5,127              161,193
Wachovia Corp.                                        9,500              568,575
Wells Fargo & Co.                                     4,820              331,086
                                                                    ------------
                                                                       4,409,251
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Avery Dennison Corp.                                    600               37,500
Copart, Inc.(b)                                       2,100               56,385
Deluxe Corp.                                          1,700               40,528
Heidrick & Struggles International, Inc.(b)             300               10,848
Herman Miller, Inc.                                   1,200               36,948
Manpower, Inc.                                        2,300              149,845
PHH Corp.(b)                                          1,800               50,184
Pitney Bowes, Inc.                                      600               25,110
R.R. Donnelley & Sons Co.                             4,400              148,236
TeleTech Holdings, Inc.(b)                              300                3,852
Tetra Tech, Inc.(b)                                   1,600               31,088
West Corp.(b)                                           700               32,424
                                                                    ------------
                                                                         622,948
                                                                    ------------
COMMUNICATIONS EQUIPMENT (3.6%)
ADC Telecommunications, Inc.(b)                       3,228               72,275
Andrew Corp.(b)                                      29,200              308,936
Avocent Corp.(b)                                      3,400               91,596
CIENA Corp.(b)                                       19,100               78,119
Cisco Systems, Inc.(b)                                5,180              108,521
Comtech Telecommunications Corp.(b)                   4,800              136,560
Corning, Inc.(b)                                     14,800              408,924
Finisar Corp.(b)                                      7,900               37,130
Foundry Networks, Inc.(b)                            14,200              201,782
Harris Corp.                                          3,300              153,681
JDS Uniphase Corp.(b)                                82,600              288,274
Juniper Networks, Inc.(b)                            31,800              587,664
Motorola, Inc.                                       26,700              570,045
QUALCOMM, Inc.                                       65,300            3,352,502
SpectraLink Corp.                                     8,400              100,212
Sycamore Networks, Inc.(b)                           10,600               49,820
Tellabs, Inc.(b)                                      9,200              145,820
                                                                    ------------
                                                                       6,691,861
                                                                    ------------
COMPUTERS & PERIPHERALS (2.4%)
Adaptec, Inc.(b)                                      4,100               22,673
Apple Computer, Inc.(b)                               7,700              542,003
Avid Technology, Inc.(b)                              4,500              173,475
Dell, Inc.(b)                                         4,280              112,136
Electronics for Imaging, Inc.(b)                      2,000               54,920
EMC Corp.(b)                                          5,200               70,252
Hewlett-Packard Co.                                  43,747            1,420,465
International Business Machines Corp.                 8,600              708,124

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
SanDisk Corp.(b)                                     15,700         $  1,002,131
Seagate Technology, Inc.(b)                           2,900                    0
Stratasys, Inc.(b)                                    7,200              235,800
Western Digital Corp.(b)                              3,600               75,744
                                                                    ------------
                                                                       4,417,723
                                                                    ------------
CONSTRUCTION & ENGINEERING (0.0%)
EMCOR Group, Inc.(b)                                  1,200               60,060
Granite Construction, Inc.                              300               13,908
                                                                    ------------
                                                                          73,968
                                                                    ------------
CONSTRUCTION MATERIALS (0.1%)
Eagle Materials, Inc.                                 1,200               79,500
Florida Rock Industries, Inc.                         1,700              106,029
                                                                    ------------
                                                                         185,529
                                                                    ------------
CONSUMER FINANCE (1.1%)
American Express Co.                                 38,520            2,072,761
First Cash Financial Services, Inc.(b)                1,400               29,638
                                                                    ------------
                                                                       2,102,399
                                                                    ------------
CONTAINERS & PACKAGING (0.3%)
Ball Corp.                                            3,000              119,940
Owens-Illinois, Inc.(b)                               5,400               98,712
Pactiv Corp.(b)                                       2,000               48,680
Smurfit-Stone Container Corp.(b)                     10,720              138,824
Sonoco Products Co.                                   1,900               59,508
                                                                    ------------
                                                                         465,664
                                                                    ------------
DISTRIBUTORS (0.0%)
Building Materials Holding Corp.                      1,000               33,420
                                                                    ------------
DIVERSIFIED CONSUMER SERVICES (0.3%)
Bright Horizons Family Solutions, Inc.(b)               600               23,832
Education Management Corp.(b)                         1,400               59,444
ITT Educational Services, Inc.(b)                       700               44,485
Jackson Hewitt Tax Service, Inc.                        400               11,952
Strayer Education, Inc.                               2,200              228,778
Weight Watchers International, Inc.                   2,200              108,570
                                                                    ------------
                                                                         477,061
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (4.2%)
Bank of America Corp.                                62,901            3,140,018
Citigroup, Inc.                                      53,580            2,676,321
JPMorgan Chase & Co.                                 45,368            2,058,800
                                                                    ------------
                                                                       7,875,139
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
AT&T, Inc.                                           23,200              608,072
BellSouth Corp.                                      11,200              378,336
Verizon Communications, Inc.                         47,748            1,577,116
                                                                    ------------
                                                                       2,563,524
                                                                    ------------
ELECTRIC UTILITIES (1.1%)
ALLETE, Inc.                                            500               23,385
American Electric Power Co., Inc.                     4,700              157,262
Edison International                                  5,300              214,173
Entergy Corp.                                         8,270              578,404
Exelon Corp.                                          1,460               78,840
FirstEnergy Corp.                                     5,700              289,047
FPL Group, Inc.                                       6,840              270,864
Northeast Utilities                                   3,600               72,540
Pepco Holdings, Inc.                                  1,500               34,620
Pinnacle West Capital Corp.                           2,250               90,225
PPL Corp.                                             3,970              115,289
Progress Energy, Inc.                                 2,900              124,120
                                                                    ------------
                                                                       2,048,769
                                                                    ------------
ELECTRICAL EQUIPMENT (0.8%)
Cooper Industries Ltd.                                2,390              218,566
Emerson Electric Co.                                  5,600              475,719
Encore Wire Corp.(b)                                  1,200               50,316
Genlyte Group, Inc.(b)                                4,100              282,531
Hubbell, Inc.                                         1,050               54,233
REGAL-BELOIT CORP.                                    5,800              270,628
Rockwell Automation, Inc.                             1,300               94,198
                                                                    ------------
                                                                       1,446,191
                                                                    ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
Agilent Technologies, Inc.(b)                        17,445              670,237
Arrow Electronics, Inc.(b)                            2,400               86,880


STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Avnet, Inc.(b)                                        6,200         $    162,130
Flextronics International Ltd.(b)                     3,700               42,032
Ingram Micro, Inc.(b)                                 2,800               51,492
Insight Enterprises, Inc.(b)                          8,900              175,953
Itron, Inc.(b)                                        3,100              207,855
Jabil Circuit, Inc.(b)                                2,800              109,172
Measurement Specialties, Inc.(b)                     11,000              288,750
Mettler-Toledo International, Inc.(b)                   700               45,360
Molex, Inc.                                           2,600               96,512
Plexus Corp.(b)                                         800               34,848
RadiSys Corp.(b)                                      5,200              110,032
Rogers Corp.(b)                                         100                6,170
Sanmina-SCI Corp.(b)                                  6,600               34,254
Solectron Corp.(b)                                   10,800               43,200
Symbol Technologies, Inc.                             3,900               41,535
Tech Data Corp.(b)                                    1,500               55,080
Vishay Intertechnology, Inc.(b)                      20,800              323,856
X-Rite, Inc.                                         10,400              136,032
                                                                    ------------
                                                                       2,721,380
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (1.7%)
Baker Hughes, Inc.                                   13,100            1,058,873
Cooper Cameron Corp.(b)                               3,600              180,864
ENSCO International, Inc.                             3,800              203,262
GlobalSantaFe Corp.                                   1,100               67,331
Halliburton Co.                                       2,200              171,930
Helix Energy Solutions Group, Inc.(b)                 3,800              147,516
Hydril Co.(b)                                           700               56,112
Noble Corp.                                           1,070               84,466
Pride International, Inc.(b)                         11,900              415,191
Rowan Cos., Inc.                                      1,800               79,794
RPC, Inc.                                             1,800               49,842
SEACOR Holdings, Inc.(b)                                700               61,915
Smith International, Inc.                             3,500              147,805
Todco, Class A                                        1,900               87,153
Unit Corp.(b)                                         5,400              311,850
Veritas DGC, Inc.(b)                                    700               33,544
Warrior Energy Service Corp.(b)                         800               24,000
                                                                    ------------
                                                                       3,181,448
                                                                    ------------
FOOD & STAPLES RETAILING (1.6%)
Albertson's, Inc.                                     2,800               70,924
CVS Corp.                                            40,700            1,209,604
Kroger Co.(b)                                        25,700              520,682
Performance Food Group Co.(b)                         1,400               42,980
Safeway, Inc.                                         9,600              241,248
SUPERVALU, Inc.                                         800               23,208
Wal-Mart Stores, Inc.                                15,500              697,965
Whole Foods Market, Inc.                              1,800              110,484
                                                                    ------------
                                                                       2,917,095
                                                                    ------------
FOOD PRODUCTS (1.3%)
Archer-Daniels-Midland Co.                            6,976              253,508
Campbell Soup Co.                                     1,200               38,568
Chiquita Brands International, Inc.                   1,100               17,842
ConAgra Foods, Inc.                                   3,800               86,184
Dean Foods Co.(b)                                     2,800              110,908
General Mills, Inc.                                   2,300              113,482
H.J. Heinz Co.                                        2,650              110,002
Hershey Foods Corp.                                   2,300              122,682
J & J Snack Foods Corp.                               7,500              256,875
Kellogg Co.                                          11,410              528,396
Kraft Foods, Inc., Class A                            7,000              218,680
Nestle SA, Sponsored ADR                              1,920              145,978
Sara Lee Corp.                                       14,450              258,222
Unilever NV, NY Shares                                  900               64,791
                                                                    ------------
                                                                       2,326,118
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
American Medical Systems Holdings, Inc.(b)            1,400               31,094
Analogic Corp.                                          500               31,545
Baxter International, Inc.                            1,060               39,962
Becton, Dickinson & Co.                               5,000              315,200
Dade Behring Holdings, Inc.                           3,000              117,000
DENTSPLY International, Inc.                          1,700              101,439
Foxhollow Technologies, Inc.(b)                         900               28,035
Hospira, Inc.(b)                                      1,000               38,550
ICON PLC, Sponsored ADR(b)                            5,600              305,256
Invacare Corp.                                          100                3,065
Kensey Nash Corp.(b)                                  3,000               90,510
Kinetic Concepts, Inc.(b)                            10,800              471,528
Kyphon, Inc.(b)                                       6,500              270,075
Medtronic, Inc.                                      10,100              506,212
Respironics, Inc.(b)                                  1,400               51,268
Symmetry Medical, Inc.(b)                             7,300              145,270

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Thoratec Corp.(b)                                     1,500         $     27,015
TriPath Imaging, Inc.(b)                             14,000              104,300
Varian Medical Systems, Inc.(b)                      10,800              565,704
                                                                    ------------
                                                                       3,243,028
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (5.3%)
Aetna, Inc.                                           4,600              177,100
Amedisys, Inc.(b)                                     9,000              298,440
AmerisourceBergen Corp.                               3,200              138,080
Cardinal Health, Inc.                                22,500            1,515,375
Caremark Rx, Inc.(b)                                 27,900            1,270,845
Chemed Corp.                                          2,100              114,429
CIGNA Corp.                                           4,610              493,270
Coventry Health Care, Inc.(b)                         4,000              198,680
DaVita, Inc.(b)                                       9,400              528,844
Health Net, Inc.(b)                                   4,000              162,800
HealthExtras, Inc.(b)                                 1,100               31,966
Humana, Inc.(b)                                       7,700              347,886
Laboratory Corp. of America Holdings(b)                 500               28,550
LCA-Vision, Inc.                                      7,250              407,160
McKesson Corp.                                        6,900              335,271
Medco Health Solutions, Inc.(b)                      18,800            1,000,724
Omnicare, Inc.                                       17,200              975,412
Option Care, Inc.                                    13,650              195,332
Patterson Cos., Inc.(b)                               1,200               39,096
Psychiatric Solutions, Inc.(b)                        1,300               42,978
Sierra Health Services, Inc.(b)                         900               35,289
United Surgical Partners International, Inc.(b)       2,800               92,428
UnitedHealth Group, Inc.                             18,300              910,242
WellPoint, Inc.(b)                                    6,500              461,500
                                                                    ------------
                                                                       9,801,697
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
Brinker International, Inc.                           3,100              121,396
Darden Restaurants, Inc.                              4,800              190,080
International Speedway Corp.                            600               29,514
Marriott International, Inc.                          4,900              358,043
McDonald's Corp.                                     29,250            1,011,173
Six Flags, Inc.(b)                                    2,300               21,183
Starbucks Corp.(b)                                    6,500              242,255
Vail Resorts, Inc.(b)                                   700               26,320
YUM! Brands, Inc.                                     6,800              351,424
                                                                    ------------
                                                                       2,351,388
                                                                    ------------
HOUSEHOLD DURABLES (0.8%)
Black & Decker Corp.                                    300               28,083
Centex Corp.                                          3,100              172,360
D. R. Horton, Inc.                                   11,600              348,232
Lennar Corp.                                          2,700              148,311
Meritage Homes Corp.(b)                               1,000               65,580
Pulte Homes, Inc.                                     3,400              126,990
Ryland Group, Inc.                                    6,100              384,971
Standard-Pacific Corp.                                1,300               41,223
Universal Electronics, Inc.(b)                        8,500              147,220
                                                                    ------------
                                                                       1,462,970
                                                                    ------------
HOUSEHOLD PRODUCTS (2.2%)
Clorox Co.                                            6,200              397,916
Colgate-Palmolive Co.                                16,200              957,744
Kimberly-Clark Corp.                                  5,080              297,332
Procter & Gamble Co.                                 41,290            2,403,491
                                                                    ------------
                                                                       4,056,483
                                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY
   TRADERS (0.4%)
Constellation Energy Group                            2,100              115,332
TXU Corp.                                            11,860              588,612
                                                                    ------------
                                                                         703,944
                                                                    ------------
INDUSTRIAL CONGLOMERATES (2.1%)
3M Co.                                               10,800              922,644
General Electric Co.                                 72,000            2,490,480
Textron, Inc.                                         5,600              503,720
Tyco International Ltd.                               1,960               51,646
                                                                    ------------
                                                                       3,968,490
                                                                    ------------
INSURANCE (5.3%)
ACE Ltd.                                              1,050               58,317
AFLAC, Inc.                                           2,700              128,358
Allstate Corp.                                       25,120            1,419,028
American Financial Group, Inc.                          900               39,852
American International Group, Inc.                   26,102            1,703,155

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Aon Corp.                                             8,900         $    372,999
Arthur J. Gallagher & Co.                             1,500               41,160
Brown & Brown, Inc.                                   1,500               46,845
Chubb Corp.                                           6,860              353,564
First Acceptance Corp.(b)                             3,600               43,560
First American Financial Corp.                          600               25,560
Genworth Financial, Inc., Class A                     6,230              206,836
Hanover Insurance Group, Inc.                         1,200               63,480
Hartford Financial Services Group, Inc.               5,290              486,310
HCC Insurance Holdings, Inc.                         14,400              482,256
Hilb, Rogal & Hobbs Co.                               9,300              380,184
LandAmerica Financial Group, Inc.                     1,300               90,194
Lincoln National Corp.                                4,600              267,168
Marsh & McLennan Cos., Inc.                           9,900              303,633
MBIA, Inc.                                            1,850              110,316
MetLife, Inc.                                        23,560            1,227,475
Nationwide Financial Services, Inc.                     900               39,492
Ohio Casualty Corp.                                  12,800              379,520
PartnerRe Ltd.                                        1,200               75,060
Philadelphia Consolidated Holding Corp.(b)            1,300               43,069
Principal Financial Group, Inc.                       4,100              210,371
Progressive Corp.                                     2,200              238,766
Protective Life Corp.                                   800               40,320
Prudential Financial, Inc.                            2,250              175,793
RenaissanceRe Holdings Ltd.                             650               27,333
St. Paul Travelers Cos., Inc.                         7,353              323,753
StanCorp Financial Group, Inc.                        1,000               49,340
U.S.I. Holdings Corp.(b)                             19,900              302,480
United Fire & Casualty Co.                              100                2,994
UnumProvident Corp.                                   5,150              104,597
XL Capital Ltd.                                         800               52,712
                                                                    ------------
                                                                       9,915,850
                                                                    ------------
INTERNET & CATALOG RETAIL (0.3%)
IAC/InterActiveCorp(b)                                2,900               83,723
Nutri/System, Inc.(b)                                 7,500              508,950
                                                                    ------------
                                                                         592,673
                                                                    ------------
INTERNET SOFTWARE & SERVICES (1.6%)
Akamai Technologies, Inc.(b)                          9,500              320,055
Ariba, Inc.(b)                                          900                8,316
Google, Inc.(b)                                       5,151            2,152,809
Sohu.com, Inc.(b)                                       900               24,975
Webex Communications, Inc.(b)                         4,700              166,145
Websense, Inc.(b)                                    13,600              338,096
                                                                    ------------
                                                                       3,010,396
                                                                    ------------
IT SERVICES (1.2%)
Accenture Ltd., Class A                               8,740              254,072
Alliance Data Systems Corp.(b)                        2,100              115,500
Automatic Data Processing, Inc.                      10,100              445,208
BearingPoint, Inc.(b)                                 5,200               48,256
CACI International, Inc.(b)                           2,000              125,080
Ceridian Corp.(b)                                     2,800               67,844
Convergys Corp.(b)                                    2,800               54,516
Electronic Data Systems Corp.                        13,700              370,996
Fidelity National Information Services, Inc.          1,600               60,800
Kanbay International, Inc.(b)                         6,400               99,200
MoneyGram International, Inc.                         1,100               37,290
Paychex, Inc.                                         8,800              355,432
SM&A(b)                                              10,500               67,830
TALX Corp.                                            1,800               46,818
Unisys Corp.(b)                                      10,700               66,768
                                                                    ------------
                                                                       2,215,610
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Eastman Kodak Co.                                     6,100              164,456
Hasbro, Inc.                                          7,800              153,738
Leapfrog Enterprises, Inc.(b)                         1,400               14,700
Mattel, Inc.                                          6,700              108,406
SCP Pool Corp.                                        1,350               63,072
                                                                    ------------
                                                                         504,372
                                                                    ------------
LIFE SCIENCES TOOLS AND SERVICES (0.1%)
Fisher Scientific International, Inc.(b)                500               35,275
Pharmaceutical Product Development, Inc.              2,700               96,849
                                                                    ------------
                                                                         132,124
                                                                    ------------
MACHINERY (1.9%)
Actuant Corp.                                         4,700              300,565
Caterpillar, Inc.                                     6,100              462,014
Danaher Corp.                                         5,700              365,427
Deere & Co.                                           6,180              542,480

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Eaton Corp.                                           1,700         $    130,305
ESCO Technologies, Inc.(b)                            7,500              380,250
Graco, Inc.                                           2,500              116,875
Illinois Tool Works, Inc.                             1,580              162,266
Ingersoll-Rand Co.                                    1,000               43,750
ITT Industries, Inc.                                  5,700              320,511
Joy Global, Inc.                                      4,200              275,898
Mueller Industries, Inc.                                900               34,092
Navistar International Corp.(b)                       1,500               39,570
Oshkosh Truck Corp.                                   1,400               85,680
SPX Corp.                                             1,700               93,075
Toro Co.                                              2,200              108,790
Wabash National Corp.                                 7,000              126,700
                                                                    ------------
                                                                       3,588,248
                                                                    ------------
MARINE (0.0%)
American Commercial Lines, Inc.(b)                      700               37,751
Excel Maritime Carriers Ltd.(b)                         700                5,929
                                                                    ------------
                                                                          43,680
                                                                    ------------
MEDIA (0.9%)
Clear Channel Communications, Inc.                    1,100               31,383
DreamWorks Animation SKG, Inc., Class A(b)              900               24,390
Entravision Communications Corp., Class A(b)         26,000              217,880
Gannett Co., Inc.                                     4,670              256,850
Gemstar-TV Guide International, Inc.(b)               7,700               25,487
Harris Interactive, Inc.(b)                          24,400              117,852
Interpublic Group of Cos., Inc.(b)                    6,300               60,354
Knight-Ridder, Inc.                                     400               24,800
Liberty Global, Inc., Class A(b)                      7,200              149,112
Live Nation, Inc.(b)                                    137                2,603
McGraw Hill Cos., Inc.                                  100                5,566
News Corp.                                           10,584              181,621
Reed Elsevier PLC, Sponsored ADR                      2,940              117,012
Regal Entertainment Group, Class A                    2,700               56,754
Sirius Satellite Radio, Inc.(b)                      16,500               77,220
Tribune Co.                                           2,930               84,472
Xm Satellite Radio Holdings Inc., Class A(b)         12,600              254,772
                                                                    ------------
                                                                       1,688,128
                                                                    ------------
METALS & MINING (1.1%)
AK Steel Holding Corp.(b)                             5,800               86,478
Alcoa, Inc.                                          13,100              442,518
Alpha Natural Resources, Inc.(b)                      1,000               25,110
Carpenter Technology Corp.                            1,000              118,950
Cleveland Cliffs, Inc.                                3,700              316,683
Coeur d'Alene Mines Corp.(b)                          7,400               51,652
Commercial Metals Co.                                 4,600              250,240
Gibraltar Industries, Inc.                            4,500              125,055
Newmont Mining Corp.                                  3,000              175,080
Phelps Dodge Corp.                                    1,600              137,904
Quanex Corp.                                          1,800               76,968
Reliance Steel & Aluminum Co.                           700               62,265
Southern Copper Corp.                                 1,700              168,385
                                                                    ------------
                                                                       2,037,288
                                                                    ------------
MULTI-UTILITIES (0.7%)
CMS Energy Corp.(b)                                   6,600               87,912
Dominion Resources, Inc.                             11,870              888,707
DTE Energy Co.                                        2,850              116,223
Public Service Enterprise Group, Inc.                 1,440               90,288
Wisconsin Energy Corp.                                2,200               85,910
Xcel Energy, Inc.                                     1,400               26,376
                                                                    ------------
                                                                       1,295,416
                                                                    ------------
MULTILINE RETAIL (1.7%)
Federated Department Stores, Inc.                       620               48,267
J.C. Penney Co., Inc.                                 4,000              261,840
Kohl's Corp.(b)                                      20,200            1,127,968
Sears Holdings Corp.(b)                               6,700              962,723
Target Corp.                                         11,300              600,030
Tuesday Morning Corp.                                 9,000              170,550
                                                                    ------------
                                                                       3,171,378
                                                                    ------------
OIL, GAS & CONSUMABLE FUELS (5.7%)
Amerada Hess Corp.                                    2,670              382,531
Apache Corp.                                          1,510              107,286
Arch Coal, Inc.                                       1,800              170,982
ChevronTexaco Corp.                                  14,301              872,647
ConocoPhillips                                       14,628              978,613
Devon Energy Corp.                                    4,930              296,342
El Paso Corp.                                         9,800              126,518
EOG Resources, Inc.                                   2,300              161,529

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
EXCO Resources, Inc.(b)                              13,700         $    175,771
Exxon Mobil Corp.                                    69,160            4,362,613
Foundation Coal Holdings, Inc.                        1,700               86,190
Kerr-McGee Corp.                                      1,500              149,790
Marathon Oil Corp.                                    3,100              246,016
Massey Energy Co.                                     7,100              274,415
Newfield Exploration Co.(b)                          18,800              838,480
Occidental Petroleum Corp.                            4,600              472,604
Parallel Petroleum Corp.(b)                           1,700               39,270
Peabody Energy Corp.                                  2,700              172,422
Range Resources Corp.                                 3,200               84,896
St. Mary Land & Exploration Co.                       1,800               75,888
Sunoco, Inc.                                          3,000              243,120
Total SA, Sponsored ADR                               2,860              394,737
Valero Energy Corp.                                   2,000              129,480
                                                                    ------------
                                                                      10,842,140
                                                                    ------------
PAPER & FOREST PRODUCTS (0.2%)
Bowater, Inc.                                         1,240               33,815
International Paper Co.                               7,935              288,437
                                                                    ------------
                                                                         322,252
                                                                    ------------
PERSONAL PRODUCTS (0.1%)
USANA Health Sciences, Inc.(b)                        5,300              193,927
                                                                    ------------
PHARMACEUTICALS (3.8%)
Abbott Laboratories                                  34,120            1,458,289
Allergan, Inc.                                        1,300              133,536
Alpharma, Inc.                                        1,400               36,750
Bristol-Myers Squibb Co.                             27,200              690,336
Eli Lilly & Co.                                      13,770              728,708
Endo Pharmaceuticals Holdings, Inc.(b)                1,000               31,450
Johnson & Johnson                                    10,590              620,680
King Pharmaceuticals, Inc.(b)                         1,900               33,041
Merck & Co., Inc.                                    24,820              854,304
New River Pharmaceuticals, Inc.(b)                      900               30,600
Pain Therapeutics, Inc.(b)                            1,200               11,112
Par Pharmaceutical Cos., Inc.(b)                      6,200              159,650
Perrigo Co.                                           1,600               25,536
Schering-Plough Corp.                                25,400              490,728
Watson Pharmaceuticals, Inc.(b)                       1,300               36,972
Wyeth                                                36,940            1,797,870
                                                                    ------------
                                                                       7,139,562
                                                                    ------------
REAL ESTATE (0.1%)
Annaly Mortgage Management, Inc.                      6,000               80,820
CBL & Associates Properties, Inc.                     2,200               87,978
                                                                    ------------
                                                                         168,798
                                                                    ------------
REAL ESTATE INVESTMENT TRUST (0.3%)
AMB Property Corp.                                    1,000               49,990
Equity Office Properties Trust                        3,600              116,280
Public Storage, Inc.                                  2,000              153,760
Simon Property Group, Inc.                            3,200              262,016
                                                                    ------------
                                                                         582,046
                                                                    ------------
REAL ESTATE MANAGEMENT - SERVICE (0.1%)
Jones Lang LaSalle, Inc.                              2,200              186,472
                                                                    ------------
ROAD & RAIL (1.7%)
Burlington Northern Santa Fe Corp.                    6,390              508,197
Celadon Group, Inc.(b)                                1,100               29,909
Con-way, Inc.                                           690               38,447
CSX Corp.                                             8,000              547,920
Florida East Coast Industries, Inc.                     200               11,180
Genesee & Wyoming, Inc., Class A(b)                   1,500               49,155
J.B. Hunt Transport Services, Inc.                    6,200              147,746
Laidlaw International, Inc.                           1,300               32,175
Norfolk Southern Corp.                               13,640              736,560
Old Dominion Freight Line, Inc.(b)                    1,200               38,640
Ryder System, Inc.                                    1,800               93,870
Swift Transportation Co., Inc.(b)                    11,300              338,435
Union Pacific Corp.                                   5,800              529,018
Vitran Corp., Inc.(b)                                 3,100               62,434
                                                                    ------------
                                                                       3,163,686
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.6%)
Advanced Micro Devices, Inc.(b)                       2,800               90,580
Agere Systems, Inc.(b)                                6,170               96,992
Amkor Technology, Inc.(b)                            25,600              309,504

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Analog Devices, Inc.                                  1,600         $     60,672
Applied Materials, Inc.                              89,300            1,602,935
Applied Micro Circuits Corp.(b)                       8,600               31,562
Atmel Corp.(b)                                       17,000               89,080
Axcelis Technologies, Inc.(b)                         6,500               38,285
Broadcom Corp.(b)                                    21,250              873,588
Brooks Automation, Inc.(b)                            1,700               22,984
Conexant Systems, Inc.(b)                             5,000               17,700
Credence Systems Corp.(b)                             3,700               26,233
Entegris, Inc.(b)                                     1,100               11,198
Fairchild Semiconductor International, Inc.(b)        1,700               35,139
FormFactor, Inc.(b)                                   6,600              275,154
Freescale Semiconductor, Inc., Class B(b)             4,900              155,183
Intel Corp.                                           7,290              145,654
Intersil Corp.                                        8,900              263,529
Kulicke & Soffa Industries, Inc.(b)                   2,500               22,650
LSI Logic Corp.(b)                                    8,300               88,395
Maxim Integrated Products, Inc.                      13,800              486,588
Micrel, Inc.(b)                                       1,000               12,840
Micron Technology, Inc.(b)                           40,100              680,497
National Semiconductor Corp.                         41,700            1,250,166
OmniVision Technologies, Inc.(b)                      1,400               40,712
Silicon Image, Inc.(b)                               37,000              377,400
Silicon Laboratories, Inc.(b)                           500               23,305
Silicon Storage Technology, Inc.(b)                   3,600               16,452
Teradyne, Inc.(b)                                    31,400              529,404
Texas Instruments, Inc.                              61,400            2,131,194
Trident Microsystems, Inc.(b)                         1,000               26,600
Xilinx, Inc.                                         21,400              592,138
Zoran Corp.(b)                                        1,300               35,672
                                                                    ------------
                                                                      10,459,985
                                                                    ------------
SOFTWARE (3.9%)
Activision, Inc.(b)                                  36,500              517,935
Altiris, Inc.(b)                                      1,400               29,960
BEA Systems, Inc.(b)                                  4,800               63,600
BMC Software, Inc.(b)                                 3,800               81,852
Cadence Design Systems, Inc.(b)                       7,100              134,403
Citrix Systems, Inc.(b)                               2,700              107,784
Electronic Arts, Inc.(b)                             31,600            1,794,880
Epicor Software Corp.(b)                             11,000              133,430
Mentor Graphics Corp.(b)                                400                5,252
Microsoft Corp.                                     161,150            3,891,772
Novell, Inc.(b)                                       5,200               42,744
Oracle Corp.(b)                                      10,440              152,320
Parametric Technology Corp.(b)                        3,240               48,406
Quality Systems, Inc.                                 2,000               67,120
Sybase, Inc.(b)                                       1,900               41,363
Symantec Corp.(b)                                     3,440               56,347
Synopsys, Inc.(b)                                     5,400              117,882
                                                                    ------------
                                                                       7,287,050
                                                                    ------------
SPECIALTY RETAIL (3.5%)
Abercrombie & Fitch Co.                               1,500               91,095
Advance Auto Parts, Inc.                              2,700              108,594
Best Buy Co., Inc.                                    3,300              186,978
Blockbuster, Inc., Class A                           67,400              316,780
Circuit City Stores, Inc.                             2,900               83,375
Dick's Sporting Goods, Inc.(b)                        7,100              299,265
Dress Barn, Inc.(b)                                   3,800               96,102
Gap, Inc.                                            12,390              224,135
Guess ?, Inc.(b)                                        900               35,667
Home Depot, Inc.                                     42,680            1,704,212
Jos. A. Bank Clothiers, Inc.(b)                         900               37,800
Limited Brands                                        8,600              220,504
Men's Wearhouse, Inc.                                 2,200               77,968
O'Reilly Automotive, Inc.(b)                          2,200               74,536
Office Depot, Inc.(b)                                18,300              742,614
OfficeMax, Inc.                                       8,500              328,950
PETsMart, Inc.                                        1,600               44,256
Select Comfort Corp.(b)                              15,000              599,400
Sherwin-Williams Co.                                  1,460               74,372
Staples, Inc.                                        17,650              466,137
Tractor Supply Co.(b)                                   600               38,874
Urban Outfitters, Inc.(b)                            31,700              735,440
                                                                    ------------
                                                                       6,587,054
                                                                    ------------
TEXTILES APPAREL & LUXURY GOODS (0.8%)
Coach, Inc.(b)                                       13,500              445,770
Jones Apparel Group, Inc.                             3,100              106,485
Liz Claiborne, Inc.                                     700               27,335
NIKE, Inc.                                            5,300              433,752

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Phillips-Van Heusen Corp.                             1,600         $     64,320
Quiksilver, Inc.(b)                                   5,400               73,818
The Warnaco Group, Inc.(b)                            5,800              129,224
V.F. Corp.                                            2,500              152,975
                                                                    ------------
                                                                       1,433,679
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (1.4%)
Astoria Financial Corp.                               4,200              131,544
Brookline Bancorp, Inc.                               8,800              130,240
Countrywide Financial Corp.                           8,400              341,544
Federal Home Loan Mortgage Corp.                      8,690              530,611
Federal National Mortgage Assoc.                     14,620              739,772
Hudson City Bancorp, Inc.                            18,300              245,403
MGIC Investment Corp.                                 1,600              113,120
People's Bank                                           900               29,475
Washington Mutual, Inc.                               7,400              333,444
                                                                    ------------
                                                                       2,595,153
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
Beacon Roofing Supply, Inc.(b)                        6,200              229,400
Rush Enterprises, Inc., Class A(b)                    6,000              114,420
W.W. Grainger, Inc.                                   1,690              129,995
                                                                    ------------
                                                                         473,815
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
American Tower Corp.(b)                               2,150               73,401
Crown Castle International Corp.(b)                   2,600               87,490
Sprint Corp.                                         34,940              866,512
Telephone & Data Systems, Inc.                          500               19,600
Vodafone Group PLC, Sponsored ADR                    12,302              291,557
                                                                    ------------
                                                                       1,338,560
                                                                    ------------
TOTAL COMMON STOCKS (COST $148,442,511)                              174,170,710
                                                                    ------------
TIME DEPOSIT (5.3%)
State Street Bank Euro Dollar Time Deposit +      9,856,000            9,856,000
                                                                    ------------
TOTAL TIME DEPOSIT (COST $9,856,000)                                   9,856,000
                                                                    ------------
TREASURY BILLS (0.8%)
4.53%, 6/15/06 +                                  1,500,000            1,491,518
                                                                    ------------
  TOTAL TREASURY BILLS (COST $1,491,612)                               1,491,518
                                                                    ------------
    TOTAL INVESTMENTS
      (COST $159,790,123)(a) 99.8%                                   185,518,228
    OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%                           320,108
                                                                    ------------
    NET ASSETS 100.0%                                               $185,838,336
                                                                    ============

 Percentages indicated are based on net assets.

(a) Cost for federal income tax purposes is $159,993,960. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation                                             $ 29,434,881
Unrealized depreciation                                               (3,910,613)
                                                                    ------------
Net unrealized appreciation                                         $ 25,524,268
                                                                    ============

(b) Represents non-income producing security.
(c) Rate shown represents the rate as of April 30, 2006.
ADR - American Depository Receipts
PLC - Public Limited Company
+ - All or a portion of this security is segregated with the custodian for futures contracts.

FUTURES CONTRACTS

--------------------------------------------------------------------------------

                                                     NOTIONAL        UNREALIZED
NUMBER                                               VALUE AT       APPRECIATION
 OF                                  EXPIRATION      4/30/06       (DEPRECIATION)
CONTRACTS  DESCRIPTION                  DATE          (USD)             (USD)
--------------------------------------------------------------------------------
           LONG FUTURES OUTSTANDING
           ------------------------
  46       S&P 500 Emini Index         6/16/2006     $3,026,570       $ 64,630
  10       S&P 400 Emini Index         6/16/2006        806,600         36,500
   1       Nasdaq 100 Futures Index    6/16/2006        171,100          3,340
  22       S&P 500 Futures Index       6/15/2006      7,237,450        104,103

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
COMMON STOCKS (98.5%)

AEROSPACE & DEFENSE (0.1%)
Empresa Brasileira de Aeronautica SA, ADR               230          $     8,931
                                                                    ------------
AIR FREIGHT & LOGISTICS (0.2%)
TNT NV, ADR                                             830               29,913
                                                                    ------------
AIRLINES (0.2%)
British Airways PLC, ADR(b)                             150                9,134
Ryanair Holdings PLC, Sponsored ADR(b)                  360               16,948
                                                                    ------------
                                                                          26,082
                                                                    ------------
AUTO COMPONENTS (0.1%)
Magna International, Inc., Class A                      260               20,397
                                                                    ------------
AUTOMOBILES (4.4%)
DaimlerChrysler AG                                    2,330              127,894
Fiat S.p.A., Sponsored ADR(b)                         1,440               20,477
Honda Motor Co. Ltd., Sponsored ADR                   3,590              127,194
Nissan Motor Co. Ltd., Sponsored ADR                  2,360               62,139
Toyota Motor Corp., Sponsored ADR                     3,070              359,588
                                                                    ------------
                                                                         697,292
                                                                    ------------
BEVERAGES (0.0%)
Cott Corp.(b)                                           200                2,992
                                                                    ------------
BIOTECHNOLOGY (0.1%)
Serono SA, ADR                                          790               12,901
                                                                    ------------
CAPITAL MARKETS (4.6%)
Amvescap PLC, Sponsored ADR                             910               19,902
Credit Suisse Group, Sponsored ADR                    2,860              173,859
Deutsche Bank AG, Registered                          1,250              152,650
Nomura Holdings, Inc., ADR                            4,250               96,390
UBS AG, Registered                                    2,510              293,294
                                                                    ------------
                                                                         736,095
                                                                    ------------
CHEMICALS (2.3%)
Agrium, Inc.                                            310                8,004
Akzo Nobel NV, Sponsored ADR                            720               41,364
BASF AG, Sponsored ADR(b)                             1,270              108,661
Bayer AG, Sponsored ADR                               1,700               76,755
BOC Group PLC, Sponsored ADR                            570               32,234
Ciba Specialty Chemicals AG, ADR                        400               12,248
Imperial Chemical Industries PLC, Sponsored ADR         680               17,830
NOVA Chemicals Corp.                                    190                5,635
Potash Corp. of Saskatchewan, Inc.                      240               22,723
Sociedad Quimica y Minera de Chile SA,
  Sponsored ADR                                          40                4,650
Syngenta AG, ADR                                      1,220               33,892
                                                                    ------------
                                                                         363,996
                                                                    ------------
COMMERCIAL BANKS (17.2%)
ABN AMRO Holding NV, Sponsored ADR                    4,310              124,947
Allied Irish Banks PLC, Sponsored ADR                 1,080               51,754
Australia & New Zealand Banking
  Group Ltd., Sponsored ADR                             910               96,642
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR     7,620              168,096
Banco Bradesco SA, Sponsored ADR                      1,080               41,116
Banco de Chile, ADR                                     140                5,698
Banco Itau Holding Financeira SA, ADR                 1,160               36,888
Banco Santander Central Hispano SA, Sponsored ADR    14,070              215,833
Banco Santander Chile SA, ADR                           120                5,242
Bank Of Ireland, Sponsored ADR                          640               48,064
Bank of Montreal                                      1,230               71,340
Bank of Nova Scotia                                   2,300               96,048
Barclays PLC, Sponsored ADR                           3,750              186,937
Canadian Imperial Bank Of Commerce                      840               62,160
Grupo Financiero Galicia SA, ADR(b)                     200                1,456
HSBC Holdings PLC, Sponsored ADR                      5,200              450,735
Kookmin Bank, Sponsored ADR                             750               66,788
Lloyds TSB Group PLC, Sponsored ADR                   3,220              125,741
Mitsubishi UFJ Financial Group, Inc., ADR            22,010              344,676
National Australia Bank Ltd., Sponsored ADR             790              112,812
National Bank Of Greece SA, ADR                       2,900               28,971
Royal Bank of Canada                                  3,010              129,039
SanPaolo Imi S.p.A., Sponsored ADR                    1,260               47,162

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
Shinhan Financial Group Co. Ltd., ADR                   420         $     40,673
The Toronto - Dominion Bank                           1,660               92,761
Unibanco-Unico de Bancos Brasileiros SA, ADR            170               13,490
Westpac Banking Corp., Sponsored ADR                    900               85,959
                                                                    ------------
                                                                       2,751,028
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Adecco SA, ADR(b)                                     1,200               18,661
Buhrmann NV, Sponsored ADR                              370                7,185
Quebecor World, Inc.                                    230                2,569
                                                                    ------------
                                                                          28,415
                                                                    ------------
COMMUNICATIONS EQUIPMENT (2.8%)
Alcatel SA, Sponsored ADR(b)                          3,180               45,856
Nokia Oyj, Sponsored ADR                              9,900              224,334
Nortel Networks Corp.(b)                              9,510               25,297
Research in Motion Ltd.(b)                              410               31,418
Spirent PLC, Sponsored ADR(b)                           470                1,377
Telefonektiebolaget LM Ericsson, Sponsored ADR        3,370              119,534
                                                                    ------------
                                                                         447,816
                                                                    ------------
COMPUTERS & PERIPHERALS (0.2%)
NEC Corp., Sponsored ADR                              4,160               29,078
                                                                    ------------
CONSTRUCTION MATERIALS (1.4%)
Cemex SA de CV, Sponsored ADR                           850               57,391
CRH PLC, Sponsored ADR                                1,210               44,431
Hanson PLC, Sponsored ADR                               350               23,307
James Hardie Industries NV, Sponsored ADR               210                7,512
Lafarge SA, Sponsored ADR                             1,590               48,749
Rinker Group Ltd., ADR                                  420               33,823
                                                                    ------------
                                                                         215,213
                                                                    ------------
CONSUMER FINANCE (0.4%)
Orix Corp., Sponsored ADR(b)                            400               60,600
                                                                    ------------
CONTAINERS & PACKAGING (0.2%)
Amcor Ltd., Sponsored ADR                               580               12,679
Rexam PLC, Sponsored ADR                                310               15,562
                                                                    ------------
                                                                          28,241
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (1.3%)
ING Groep NV, Sponsored ADR                           5,050              204,929
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.5%)
BCE, Inc.                                             2,230               55,126
Brasil Telecom Participacoes SA, ADR                    120                4,902
BT Group PLC, Sponsored ADR                           1,980               79,259
Chunghwa Telecom Co. Ltd., ADR                        1,010               20,806
Compania de Telecomunicaciones de Chile SA,
   Sponsored ADR                                        430                3,775
France Telecom SA, Sponsored ADR                      3,800               88,616
Hellenic Telecommunications Organization SA, ADR(b)   1,500               17,025
Koninklijke Royal KPN NV, Sponsored ADR               4,330               50,921
Nippon Telegraph & Telephone Corp., ADR               4,440               99,856
Portugal Telecom SGPS SA, Sponsored ADR               2,700               34,155
Swisscom AG, Sponsored ADR                              650               21,580
Tele Norte Leste Participacoes SA, ADR                  610               11,090
Telecom Corp. of New Zealand Ltd., Sponsored ADR        390               11,388
Telecom Italia S.p.A., Sponsored ADR                  2,370               66,526
Telefonica SA, Sponsored ADR                          3,930              188,600
Telefonos de Mexico SA de CV, Sponsored ADR           1,200               26,388
Telenor ASA, ADR                                        690               23,950
Telstra Corp. Ltd., ADR                               2,870               43,997
Telus Corp., Non-Voting Shares                          840               34,717
                                                                    ------------
                                                                         882,677
                                                                    ------------
ELECTRIC UTILITIES (2.4%)
Companhia Energetica de Minas Gervais,
  Sponsored ADR                                         220               10,426
E.ON AG, Sponsored ADR                                4,830              196,051
EDP-Energias De Portugal SA, Sponsored ADR              700               27,419
Enel S.p.A., Sponsored ADR                            2,120               91,711
Enersis SA, Sponsored ADR                               740                9,035
Scottish Power PLC, B Shares                          1,280               52,070
                                                                    ------------
                                                                         386,712
                                                                    ------------

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                     ------             -----
ELECTRICAL EQUIPMENT (0.4%)
ABB Ltd., Sponsored ADR(b)                            4,120         $     58,586
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Celestica, Inc.(b)                                      450                5,067
Hitachi Ltd., Sponsored ADR                             790               58,784
Kyocera Corp., Sponsored ADR                            390               36,613
TDK Corp., ADR                                          320               26,698
                                                                    ------------
                                                                         127,162
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Tenaris SA, ADR                                         500               22,950
                                                                    ------------
FOOD & STAPLES RETAILING (0.2%)
Distribucion y Servicio D&S SA, ADR                     210                3,904
Koninklijke Ahold NV, Sponsored ADR(b)                3,590               29,438
                                                                    ------------
                                                                          33,342
                                                                    ------------
FOOD PRODUCTS (2.1%)
Cadbury Schweppes PLC, Sponsored ADR                  1,450               57,942
Groupe Danone, Sponsored ADR                          3,260               86,064
Unilever NV, NY Shares                                1,450              104,386
Unilever PLC, Sponsored ADR                           1,880               80,332
                                                                    ------------
                                                                         328,724
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
Smith & Nephew PLC, Sponsored ADR                       500               20,800
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (0.1%)
Fresenius Medical Care AG & Co., ADR                    530               21,205
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (0.3%)
Fairmont Hotels & Resorts, Inc.                         200                8,986
InterContinental Hotels Group PLC, ADR                1,150               20,217
Sodexho Alliance SA, Sponsored ADR                      300               14,364
                                                                    ------------
                                                                          43,567
                                                                    ------------
HOUSEHOLD DURABLES (2.1%)
Koninklijke Royal Philips Electronics NV, NY Shares   2,970              102,406
Matsushita Electric Industial Co. Ltd.,
  Sponsored ADR                                       4,500              108,945
Sanyo Electric Co. Ltd., Unsponsored ADR                760               10,062
Sony Corp., Sponsored ADR                             2,200              107,668
Thomson, Sponsored ADR                                  630               12,972
                                                                    ------------
                                                                         342,053
                                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
Companhia Paranaense de Energia-Copel,
   Sponsored ADR                                        240                2,630
Empresa Nacional de Electricidad SA, Sponsored ADR      370               11,222
International Power PLC, ADR                            390               21,486
                                                                    ------------
                                                                          35,338
                                                                    ------------
INDUSTRIAL CONGLOMERATES (1.2%)
Siemens AG, Sponsored ADR                             1,860              176,030
Tomkins PLC, Sponsored ADR                              500               12,415
                                                                    ------------
                                                                         188,445
                                                                    ------------
INSURANCE (4.2%)
Aegon NV, NY Registered Shares                        2,910               52,205
Allianz AG, ADR                                       8,900              148,898
Axa, ADR(b)                                           3,580              131,064
Manulife Financial Corp.                              1,910              124,704
Millea Holdings, Inc., ADR                              750               75,142
Prudential PLC, ADR                                   2,770               65,538
Royal & Sun Alliance Insurance Group PLC, ADR         1,400               17,626
Sun Life Financial, Inc.                              1,450               60,987
                                                                    ------------
                                                                         676,164
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Fuji Photo Film Co. Ltd., Unsponsored ADR             1,150               39,215
                                                                    ------------
LIFE SCIENCES TOOLS AND SERVICES (0.1%)
MDS, Inc.                                               570               11,639
                                                                    ------------
MACHINERY (0.3%)
Kubota Corp., Sponsored ADR                             460               26,225
Volvo AB, Sponsored ADR                                 540               27,216
                                                                    ------------
                                                                          53,441
                                                                    ------------

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES                VALUE
                                                     ------                -----
MEDIA (2.3%)
British Sky Broadcasting Group PLC, Sponsored ADR       790          $    30,368
Grupo Televisa SA, Sponsored ADR                        960               20,352
Pearson PLC, Sponsored ADR                            2,090               28,947
Publicis Groupe, ADR                                    390               16,224
Reed Elsevier NV, Sponsored ADR                       1,060               31,344
Reed Elsevier PLC, Sponsored ADR                        860               34,228
Reuters Group PLC, Sponsored ADR                        550               23,364
Shaw Communications, Inc., Class B                      580               15,625
The Thompson Corp.                                      660               26,341
Vivendi SA, Sponsored ADR (b)                         2,660               97,169
WPP Group PLC, Sponsored ADR                            630               38,865
                                                                     -----------
                                                                         362,827
                                                                     -----------
METALS & MINING (6.4%)
Alcan Inc.                                              820               42,853
Alumina Ltd., Sponsored ADR                             620               13,683
Anglo American PLC, Unsponsored ADR                   6,580              141,798
Barrick Gold Corp.                                    1,980               60,350
BHP Billiton Ltd., Sponsored ADR                      4,030              183,606
BHP Billiton PLC, ADR                                 2,730              114,524
Cameco Corp.                                            770               31,301
Companhia Siderurgica Nacional SA, Sponsored ADR        340               11,971
Companhia Vale do Rio Doce, ADR                         750               38,640
Compania Vale do Rio Doce, Sponsored ADR                940               41,811
Corus Group PLC, Sponsored ADR                          950               14,725
Falconbridge Ltd.                                       810               32,287
Gerdau SA, Sponsored ADR                                675               11,678
Glamis Gold Ltd.(b)                                     320               12,560
Goldcorp, Inc.                                          780               27,394
Inco Ltd.                                               410               23,153
IPSCO, Inc.                                             100               10,318
Kinross Gold Corp.(b)                                   840               10,290
Novelis, Inc.                                           150                3,660
POSCO, ADR                                              770               54,262
Rio Tinto PLC, Sponsored ADR                            600              133,620
                                                                     -----------
                                                                       1,014,484
                                                                     -----------
MULTI-UTILITIES (1.8%)
National Grid PLC, Sponsored ADR                      1,370               71,939
Suez SA, ADR                                          2,930              111,720
Transalta Corp., ADR                                    650               13,579
United Utilities PLC, ADR                             1,360               33,810
Veoilia Environnement, ADR                              970               58,093
                                                                     -----------
                                                                         289,141
                                                                     -----------
OFFICE ELECTRONICS (0.9%)
Canon, Inc., Sponsored ADR                            1,850              140,230
                                                                     -----------
OIL, GAS & CONSUMABLE FUELS (16.5%)
BG Group PLC, Sponsored ADR                           1,650              110,814
BP PLC, Sponsored ADR                                 7,780              573,541
Canadian Natural Resources Ltd.                       1,190               71,638
CNOOC Ltd., ADR                                         300               24,804
Enbridge, Inc.                                        1,030               30,725
EnCana Corp.                                          1,910               95,596
ENI S.p.A., Sponsored ADR                             3,000              183,630
Imperial Oil Ltd.                                       260               28,262
Nexen, Inc.                                             580               33,930
Norsk Hydro ASA, Sponsored ADR(b)                       350               53,550
Petro-Canada                                          1,170               57,541
Petrobras Energia Paticipaciones SA, Sponsored ADR(b)   280                3,296
PetroChina Co., Ltd., ADR                               460               51,704
Petroleo Brasileiro SA, ADR                             870               77,334
Repsol YPF SA, Sponsored ADR                          2,300               68,678
Royal Dutch Shell PLC, ADR                            3,200              228,512
Royal Dutch Shell PLC, ADR                            4,430              301,816
Santos Ltd., Sponsored ADR                              370               13,353
Statoil ASA, Sponsored ADR                            1,480               48,514
Suncor Energy, Inc.                                   1,050               90,027
Talisman Energy, Inc.                                   820               46,314
Total SA, Sponsored ADR                               2,840              391,976
TransCanada Corp.                                     1,290               38,132
                                                                     -----------
                                                                       2,623,687
                                                                     -----------
PAPER & FOREST PRODUCTS (0.4%)
Abitibi-Consolidated, Inc.                              950                4,142
Aracruz Celulose SA, Sponsored ADR                      100                5,508
Domtar, Inc.                                            500                3,740
Stora Enso Oyj, Sponsored ADR                         1,550               24,242
UPM-Kymmene Oyj, Sponsored ADR                        1,360               31,838
                                                                     -----------
                                                                          69,470
                                                                     -----------
PHARMACEUTICALS (6.9%)
Altana AG, ADR                                          260               16,414
AstraZeneca PLC, Sponsored ADR                        3,710              204,532

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES                VALUE
                                                     ------                -----
Biovail Corp.                                           420          $    10,945
Elan Corp. PLC, Sponsored ADR (b)                       980               14,416
GlaxoSmithKline PLC, ADR                              6,830              388,489
Novartis AG, ADR                                      6,380              366,914
NovoNordisk A/S, Sponsored ADR                          620               39,897
Schering AG, ADR                                        490               52,577
                                                                     -----------
                                                                       1,094,184
                                                                     -----------
REAL ESTATE MANAGEMENT AND DEVELOPMENT (0.2%)
Brookfield Asset Management, Inc., Class A              735               30,723
                                                                     -----------
ROAD & RAIL (0.5%)
Canadia Pacific Railway Ltd.                            370               19,662
Canadian National Railway Co.                         1,260               56,586
                                                                     -----------
                                                                          76,248
                                                                     -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Advantest Corp., ADR                                    800               23,040
ARM Holdings PLC, Sponsored ADR                       1,010                7,484
ASML Holding NV, NY Registered Shares(b)              1,060               22,419
ATI Technologies, Inc.(b)                               530                8,226
Infineon Technologies AG,ADR(b)                       1,350               16,497
STMicroelectronics NV, NY Shares                      1,440               26,352
Taiwan Semiconductor Manufacturing Co. Ltd.,
   Sponsored ADR                                      8,890               93,167
United Microelectronics Corp., ADR                    8,590               32,384
                                                                     -----------
                                                                         229,569
                                                                     -----------
SOFTWARE (0.8%)
Cognos, Inc.(b)                                         240                8,945
Dassault Systemes SA, ADR                               160                8,747
SAP AG, ADR                                           1,950              106,529
                                                                     -----------
                                                                         124,221
                                                                     -----------
TEXTILES APPAREL & LUXURY GOODS (0.1%)
Benetton Group S.p.A., Sponsored ADR                    140                4,235
Luxottica Group S.p.A., Sponsored ADR                   430               12,810
                                                                     -----------
                                                                          17,045
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS (0.7%)
Bunzl PLC, Sponsored ADR                                210               13,077
Mitsui & Co. Ltd., Sponsored ADR                        180               55,800
Wolseley PLC, ADR                                       720               36,180
                                                                     -----------
                                                                         105,057
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES (3.6%)
America Movil SA, ADR                                 1,990               73,451
China Mobile Ltd., Sponsored ADR                      2,280               65,801
NTT DoCoMo, Inc., Sponsored ADR                       4,000               59,680
Rogers Communications, Inc., Class B                    630               26,756
SK Telecom Co. Ltd., ADR                                970               25,899
Vodafone Group PLC, Sponsored ADR                    13,810              327,297
                                                                     -----------
                                                                         578,884
                                                                     -----------
TOTAL COMMON STOCKS (COST $14,879,849)                                15,691,709
                                                                     -----------

SHORT-TERM INVESTMENTS (1.3%)
SSgA U.S. Government Money Market Fund, 4.62%,(c)   209,128              209,128
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST $209,128)                             209,128
                                                                     -----------

   TOTAL INVESTMENTS (COST $15,088,977)(a) 99.8%                      15,900,837
   OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%                             36,189
                                                                     -----------
   NET ASSETS 100.0%                                                 $15,937,026
                                                                     ===========

Percentages indicated are based on net assets.

(a) Cost for federal income tax purposes is $15,094,322. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation                                              $   875,277
Unrealized depreciation                                                  (68,762)
                                                                     -----------
Net unrealized appreciation                                          $   806,515
                                                                     ===========

(b) Represents non-income producing security.
(c) Rate shown represents the rate as of April 30, 2006.
ADR - American Depository Receipts
PLC - Public Limited Company

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                     SHORT-TERM SELECT BOND FUND
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                       ---------        -----
CORPORATE BONDS (32.0%)

CAPITAL MARKETS (4.9%)
Goldman Sachs Group, Inc., 4.125%, 1/15/08            $  500,000     $   490,457
Merrill Lynch & Co., 3.375%, 9/14/07                     500,000         486,605
                                                                     -----------
                                                                         977,062
                                                                     -----------
COMMERCIAL BANKS (5.4%)
BB&T Corp., 7.25%, 6/15/07                               325,000         331,326
National City Bank of Indiana, 4.875%, 7/20/07           750,000         745,661
                                                                     -----------
                                                                       1,076,987
                                                                     -----------
COMPUTERS & PERIPHERALS (2.4%)
IBM Corp., 3.80%, 2/1/08                                 500,000         487,585
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES (4.9%)
Bank America Corp., 5.875%, 2/15/09                      500,000         506,916
General Electric Capital Corp., 3.50%, 5/1/08            500,000         483,369
                                                                     -----------
                                                                         990,285
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
Verizon Global Funding Corp., 4.00%, 1/15/08             425,000         415,364
                                                                     -----------
ELECTRIC UTILITIES (3.8%)
Union Electric Co., 6.75%, 5/1/08                        750,000         766,344
                                                                     -----------
MACHINERY (6.1%)
Caterpillar Financial Service Corp., 3.10%, 5/15/07      500,000         488,572
John Deere Capital Corp., 3.75%, 1/13/09                 750,000         719,722
                                                                     -----------
                                                                       1,208,294
                                                                     -----------
PHARMACEUTICALS (2.4%)
Abbott Laboratories, 3.50%, 2/17/09                      500,000         476,885
                                                                     -----------
TOTAL CORPORATE BONDS (COST $6,428,805)                                6,398,806
                                                                     -----------
U.S. GOVERNMENT AGENCIES (32.3%)

FEDERAL FARM CREDIT BANK (4.7%)
3.30%, 3/17/09, Callable 5/18/06 @ 100                 1,000,000         950,641
                                                                     -----------

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2006

                                                     SHORT-TERM SELECT BOND FUND
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                       ---------        -----
FEDERAL HOME LOAN BANK (14.9%)
4.50%, 12/14/07                                       $1,000,000     $   989,440
4.75%, 3/14/08                                         2,000,000       1,985,450
                                                                     -----------
                                                                       2,974,890
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOC. (12.7%)
6.625%, 10/15/07                                       2,000,000       2,040,456
5.10%, 2/22/08, Callable 2/22/07 @ 100                   500,000         498,513
                                                                     -----------
                                                                       2,538,969
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCIES (COST $6,488,790)                       6,464,500
                                                                     -----------
U.S. TREASURY OBLIGATIONS (32.3%)
6.25%, 2/15/07                                         2,000,000       2,019,295
4.00%, 8/31/07                                           500,000         494,180
4.625%, 2/29/08                                        2,000,000       1,990,938
4.50%, 2/15/09                                         2,000,000       1,980,312
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS (COST $6,502,590)                      6,484,725
                                                                     -----------
SHORT-TERM INVESTMENTS (2.4%)
SSgA U.S. Government Money Market Fund, 4.62%,(b)        473,858         473,858
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST $473,858)                             473,858
                                                                     -----------
   TOTAL INVESTMENTS (COST $19,894,043)(a) 99.0%                      19,821,889
   OTHER ASSETS IN EXCESS OF LIABILITIES 1.0%                            197,077
                                                                     -----------
   NET ASSETS 100.0%                                                 $20,018,966
                                                                     ===========
Percentages indicated are based on net assets.

(a) Represents cost for financial reporting and for federal income tax purposes and differs from value by net unrealized depreciation as follows:

Unrealized appreciation                                              $         -
Unrealized depreciation                                                  (72,154)
                                                                     -----------
Net unrealized depreciation                                          $   (72,154)
                                                                     ===========

(b) Rate shown represents the rate as of April 30, 2006.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES - APRIL 30, 2006

--------------------------------------------------------------------------------

                                                                                                                DOMESTIC
                                                                                         SMALL-CAP               ALL-CAP
                                                                                        EQUITY FUND            EQUITY FUND
                                                                                        -----------            -----------
ASSETS:
   Investments, at market value (cost $41,585,780; $77,670,729; $106,602,888;
      $159,790,123; $15,088,977 and $19,894,043, respectively)                          $46,344,494            $93,213,333
   Interest and dividends receivable                                                         22,917                 84,269
   Receivable for investments tendered                                                            -                 33,196
   Receivable for capital shares issued                                                          25                      -
   Receivable for investments sold                                                                -                      -
   Net receivable for variation margin on futures contracts                                       -                      -
   Prepaid expenses and other assets                                                          7,864                 15,497
                                                                                        -----------            -----------
      Total Assets                                                                       46,375,300             93,346,295
                                                                                        -----------            -----------
LIABILITIES:
   Payable for investments purchased                                                              -                      -
   Payable for capital shares redeemed                                                      194,711                      -
   Investment advisory fees                                                                  19,304                 11,393
   Consulting fees                                                                            3,157                  8,816
   Administration fees                                                                        2,848                  5,696
   Distribution fees                                                                          9,494                    761
   Other                                                                                     33,284                 70,797
                                                                                        -----------            -----------
      Total Liabilities                                                                     262,798                 97,463
                                                                                        -----------            -----------
NET ASSETS                                                                              $46,112,502            $93,248,832
                                                                                        ===========            ===========

COMPOSITION OF NET ASSETS:
   Capital (par value and paid-in surplus)                                               40,404,398             76,705,221
   Undistributed net investment income                                                            -                 25,522
   Accumulated net realized gain/(loss) on investment and futures transactions              949,390                975,485
   Unrealized appreciation/(depreciation) on investments and futures contracts            4,758,714             15,542,604
                                                                                        -----------            -----------
NET ASSETS                                                                              $46,112,502            $93,248,832
                                                                                        ===========            ===========
INDIVIDUAL CLASS
   Net Assets                                                                           $46,112,492            $ 3,693,475
   Shares authorized                                                                     12,499,900             20,000,000
   Shares issued and outstanding ($0.001 par value)                                       3,477,871                121,764
   Net Asset Value, offering and redemption price per share(a)                          $     13.26            $     30.33

INSTITUTIONAL CLASS
   Net Assets                                                                           $        10            $89,555,357
   Shares authorized                                                                     12,500,000             20,000,000
   Shares issued and outstanding ($0.001 par value)                                               1              2,952,647
   Net Asset Value, offering and redemption price per share(a)                          $     13.21(b)         $     30.33

(a) Redemptions of shares within five days of purchase are subject to a 2% redemption fee.
(b) Due to rounding of shares outstanding, the Net Assets divided by shares does not equal the Net Asset Value per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                      SHORT-TERM
   SELECT       MULTI-MANAGER     INTERNATIONAL         SELECT
  BOND FUND      EQUITY FUND       EQUITY FUND        BOND FUND
------------    -------------     -------------      -----------
$102,700,368     $185,518,228      $15,900,837       $19,821,889
     919,886          181,418           48,976           215,531
         344            3,682            2,145                 -
           -                -                -                 -
       4,325        2,635,616                -                 -
           -            9,950                -                 -
      19,065           14,871                -                 -
------------     ------------      -----------       -----------
 103,643,988      188,363,765       15,951,958        20,037,420
------------     ------------      -----------       -----------

     205,180        2,370,948                -                 -
           -                -                -                 -
      21,220           81,997            3,820             4,106
      10,010            3,466            1,359             2,044
       6,366           11,351              955             1,232
         531                3                -                 -
      19,810           57,664            8,798            11,072
------------     ------------      -----------       -----------
     263,117        2,525,429           14,932            18,454
------------     ------------      -----------       -----------
$103,380,871     $185,838,336      $15,937,026       $20,018,966
============     ============      ===========       ===========

 107,686,579      154,809,924       15,069,364        19,994,980
     462,489           94,951           58,559            96,140
    (865,677)       4,996,783           (2,757)                -
  (3,902,520)      25,936,678          811,860           (72,154)
------------     ------------      -----------       -----------
$103,380,871     $185,838,336      $15,937,026       $20,018,966
============     ============      ===========       ===========

$  2,582,748     $      6,259      $     3,118       $        10
  20,000,000       20,000,000       20,000,000        19,000,000
     108,100              607              118                 1
$      23.89     $      10.32(b)   $     26.39(b)    $     24.95(b)

$100,798,123     $185,832,077      $15,933,908       $20,018,956
  20,000,000       20,000,000       20,000,000        20,000,000
   4,217,848       17,923,753          602,803           800,000
$      23.90     $      10.37      $     26.43       $     25.02

STEWARD FUNDS
STATEMENTS OF OPERATIONS - APRIL 30, 2006

--------------------------------------------------------------------------------

                                                                                                            DOMESTIC
                                                                              SMALL-CAP                      ALL-CAP
                                                                             EQUITY FUND                   EQUITY FUND
                                                                -----------------------------------      --------------
                                                                FOR THE PERIOD       FOR THE YEAR         FOR THE YEAR
                                                                    ENDED                ENDED                ENDED
                                                                APRIL 30, 2006     OCTOBER 31, 2005      APRIL 30, 2006
                                                                --------------     ----------------      --------------
INVESTMENT INCOME:
   Interest                                                       $        -         $         -          $         -
   Dividend                                                          245,110             821,874            1,318,749
                                                                  ----------         -----------          -----------
         Total investment income:                                    245,110             821,874            1,318,749
                                                                  ----------         -----------          -----------
EXPENSES:
   Investment advisory fees                                          146,492             336,144              127,867
   Consulting fees                                                     7,339                   -               85,244
   Administration fees                                                 5,720                   -               63,933
   Distribution fees                                                  55,078             112,048                9,244
   Accounting fees                                                    25,578              42,228              120,022
   Audit fees                                                         12,277              27,230               16,600
   Custodian fees                                                     17,825               6,590               44,749
   Insurance fees                                                      5,753              11,863                    -
   Legal fees                                                         19,265              48,845               46,682
   Registration and filing fees                                       15,198              22,358               50,162
   Shareholder reports                                                 6,211              14,872               12,016
   Transfer agent fees                                                45,600              97,972               29,311
   Directors' retainer and meetings                                    4,568              10,038               33,060
   Miscellaneous fees                                                  9,320              18,504               15,006
                                                                  ----------         -----------          -----------
         Total Expenses                                              376,224             748,692              653,896
                                                                  ----------         -----------          -----------

   Net investment income/(loss)                                     (131,114)             73,182              664,853
                                                                  ----------         -----------          -----------
REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
   Net realized gains on futures transactions                              -                   -                    -
   Net realized gains/(loss) on investments                        1,080,501           8,647,818            1,549,871
   Net change in unrealized appreciation
      on futures contracts                                                 -                   -                    -
   Net change in unrealized appreciation/(depreciation)
      on investments                                               5,563,929          (6,119,307)          13,993,837
                                                                  ----------         -----------          -----------
   Net realized and unrealized gain/(loss) on
      investments and futures                                      6,644,430           2,528,511           15,543,708
                                                                  ----------         -----------          -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $6,513,316         $ 2,601,693          $16,208,561
                                                                  ==========         ===========          ===========

(a) For the period from January 3, 2006 (commencement of operations) through April 30, 2006.
(b) For the period from February 28, 2006 (commencement of operations) through April 30, 2006.
(c) Amount is less than $1.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                            SHORT-TERM
   SELECT         MULTI-MANAGER        INTERNATIONAL          SELECT
  BOND FUND        EQUITY FUND          EQUITY FUND          BOND FUND
--------------   -----------------   -----------------   -----------------
 FOR THE YEAR     FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
    ENDED             ENDED               ENDED               ENDED
APRIL 30, 2006   APRIL 30, 2006(a)   APRIL 30, 2006(b)   APRIL 30, 2006(b)
--------------   -----------------   -----------------   -----------------
 $ 4,691,817        $   144,508          $      -            $ 98,430
     191,712            768,709            78,229              19,080
 -----------        -----------          --------            --------
   4,883,529            913,217            78,229             117,510
 -----------        -----------          --------            --------

     271,482            299,904             5,541               6,023
     108,592             41,723             1,847               2,409
      81,445             41,723             1,385               1,807
       7,070                  3                 -(c)                -(c)
      97,640             50,234             3,580               4,002
      15,797             36,304             3,131               4,123
       8,814             28,879             1,721                 540
           -                604               350                 350
      61,657             20,665               666                 666
      41,305             13,589             4,130               4,140
       6,975              4,605                 -                   -
      36,693              5,372               900                 900
      35,968              5,557               536                 536
      14,866              7,443               913                 914
 -----------        -----------          --------            --------
     788,304            556,605            24,700              26,410
 -----------        -----------          --------            --------

   4,095,225            356,612            53,529              91,100
 -----------        -----------          --------            --------

           -            290,577                 -                   -
    (456,862)         4,706,206            (2,757)                  -

           -            208,573                 -                   -

  (3,225,396)         1,149,299           811,860             (72,154)
 -----------        -----------          --------            --------
  (3,682,258)         6,354,655           809,103             (72,154)
 -----------        -----------          --------            --------
 $   412,967        $ 6,711,267          $862,632            $ 18,946
 ===========        ===========          ========            ========

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                           FOR THE PERIOD         FOR THE YEAR        FOR THE YEAR
                                                               ENDED                 ENDED                ENDED
                                                          APRIL 30, 2006(a)     OCTOBER 31, 2005     OCTOBER 31, 2004
                                                          -----------------     ----------------     ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income/(loss)                             $  (131,114)            $    73,182         $   (56,274)
   Net realized gain on investments                           1,080,501               8,647,818           1,900,631
   Net change in unrealized appreciation/(depreciation)
      on investments                                          5,563,929              (6,119,307)            717,533
                                                            -----------             -----------         -----------
Net increase in net assets resulting from operations          6,513,316               2,601,693           2,561,890
                                                            -----------             -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Individual class                                                -                 (82,873)            (61,620)
      Institutional class                                             -                       -                   -
   Net realized capital gains:
      Individual class                                       (5,179,433)                      -                   -
      Institutional class                                             -                       -                   -
                                                            -----------             -----------         -----------
Total distributions                                          (5,179,433)                (82,873)            (61,620)
                                                            -----------             -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Net increase/(decrease) in net assets from fund
      share transactions:                                     2,324,017              (5,962,543)         (4,261,358)
                                                            -----------             -----------         -----------
Total increase/(decrease) in net assets                       3,657,900              (3,443,723)         (1,761,088)
                                                            -----------             -----------         -----------

NET ASSETS:
   Beginning of period                                       42,454,602              45,898,325          47,659,413
                                                            -----------             -----------         -----------
   End of period                                            $46,112,502             $42,454,602         $45,898,325
                                                            ===========             ===========         ===========

Undistributed net investment income                         $         -             $         -         $         -
                                                            ===========             ===========         ===========

(a) For the period from November 1, 2005 to April 30, 2006.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR          FOR THE PERIOD
                                                                        ENDED                  ENDED
                                                                     APRIL 30, 2006       APRIL 30, 2005(a)
                                                                     --------------       -----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                               $   664,853           $   333,923
   Net realized gain on investments                                      1,549,871               299,547
   Net change in unrealized appreciation on investments                 13,993,837             1,548,767
                                                                       -----------           -----------
Net increase in net assets resulting from operations                    16,208,561             2,182,237
                                                                       -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Individual class                                                     (20,090)              (16,106)
      Institutional class                                                 (656,749)             (284,937)
   Net realized capital gains:
      Individual class                                                     (36,287)                    -
      Institutional class                                                 (837,646)                    -
                                                                       -----------           -----------
Total distributions                                                     (1,550,772)             (301,043)
                                                                       -----------           -----------
CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from fund share transactions:              7,859,986            68,849,963
                                                                       -----------           -----------
Total increase in net assets                                            22,517,775            70,731,057
                                                                       -----------           -----------

NET ASSETS:
   Beginning of period                                                  70,731,057                     -
                                                                       -----------           -----------
   End of period                                                       $93,248,832           $70,731,057
                                                                       ===========           ===========

Undistributed net investment income                                    $    25,522           $    37,508
                                                                       ===========           ===========

(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                          FOR THE YEAR        FOR THE PERIOD
                                                                             ENDED                 ENDED
                                                                         APRIL 30, 2006      APRIL 30, 2005(a)
                                                                         --------------      -----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                  $  4,095,225          $ 1,240,528
   Net realized loss on investments                                           (456,862)            (278,748)
   Net change in unrealized depreciation on investments                     (3,225,396)            (677,124)
                                                                          ------------          -----------
Net increase in net assets resulting from operations                           412,967              284,656
                                                                          ------------          -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Individual class                                                         (98,978)             (41,542)
      Institutional class                                                   (3,967,598)            (881,641)
   Net realized capital gains:
      Individual class                                                               -               (1,192)
      Institutional class                                                            -              (16,147)
                                                                          ------------          -----------
Total distributions                                                         (4,066,576)            (940,522)
                                                                          ------------          -----------
CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from fund share transactions:                 11,719,808           95,970,538
                                                                          ------------          -----------
Total increase in net assets                                                 8,066,199           95,314,672
                                                                          ------------          -----------
NET ASSETS:
   Beginning of period                                                      95,314,672                    -
                                                                          ------------          -----------
   End of period                                                          $103,380,871          $95,314,672
                                                                          ============          ===========
Undistributed net investment income                                       $    462,489          $   347,834
                                                                          ============          ===========

(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                                                     FOR THE PERIOD
                                                                                         ENDED
                                                                                    APRIL 30, 2006(a)
                                                                                    -----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                               $    356,612
   Net realized gain on investments and futures transactions                              4,996,783
   Net change in unrealized appreciation on investments and futures contracts             1,357,872
                                                                                       ------------
Net increase in net assets resulting from operations                                      6,711,267
                                                                                       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Individual class                                                                          (7)
       Institutional class                                                                 (276,242)
                                                                                       ------------
Total distributions                                                                        (276,249)
                                                                                       ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from fund share transactions:                             179,403,318(b)
                                                                                       ------------
Total increase in net assets                                                            185,838,336
                                                                                       ------------
NET ASSETS:
   Beginning of period                                                                            -
                                                                                       ------------
   End of period                                                                       $185,838,336
                                                                                       ============

Undistributed net investment income                                                    $     94,951
                                                                                       ============

(a) For the period from January 3, 2006 (commencement of operations) through April 30, 2006.
(b) Includes capital issued in initial in-kind contribution of $161,420,179.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                                                     FOR THE PERIOD
                                                                                          ENDED
                                                                                    APRIL 30, 2006(a)
                                                                                    -----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                               $    53,529
   Net realized (loss) on investments                                                       (2,757)
   Net change in unrealized appreciation on investments                                    811,860
                                                                                       -----------
Net increase in net assets resulting from operations                                       862,632
                                                                                       -----------
CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from fund share transactions:                             15,074,394
                                                                                       -----------
Total increase in net assets                                                            15,937,026
                                                                                       -----------
NET ASSETS:
   Beginning of period                                                                           -
                                                                                       -----------
   End of period                                                                       $15,937,026
                                                                                       ===========

Undistributed net investment income                                                    $    58,559
                                                                                       ===========

(a) For the period from February 28, 2006 (commencement of operations) through April 30, 2006.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
                                                     SHORT-TERM SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                     FOR THE PERIOD
                                                                                          ENDED
                                                                                    APRIL 30, 2006(a)
                                                                                    -----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                               $    91,100
   Net change in unrealized depreciation on investments                                    (72,154)
                                                                                       -----------
Net increase in net assets resulting from operations                                        18,946
                                                                                       -----------
CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from fund share transactions:                             20,000,020
                                                                                       -----------
Total increase in net assets                                                            20,018,966
                                                                                       -----------

NET ASSETS:
   Beginning of period                                                                           -
                                                                                       -----------
   End of period                                                                       $20,018,966
                                                                                       ===========
Undistributed net investment income                                                    $    96,140
                                                                                       ===========

(a) For the period from February 28, 2006 (commencement of operations) through April 30, 2006.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

                                                                   NVESTMENT OPERATIONS:
                                                         ------------------------------------------
                                                                       NET REALIZED
                                                                      AND UNREALIZED
                                                                           GAINS/
                                            NET ASSET                   (LOSSES) ON
                                             VALUE,         NET         INVESTMENTS      TOTAL FROM
                                           BEGINNING     INVESTMENT     AND FUTURES      INVESTMENT
                                           OF PERIOD    INCOME/(LOSS)  TRANSACTIONS      OPERATIONS
---------------------------------------------------------------------------------------------------
INDIVIDUAL CLASS
---------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
   Period ended April 30, 2006(g)            $12.99        (0.04)           1.93            1.89
   Year ended October 31, 2005                12.30         0.02            0.69            0.71
   Year ended October 31, 2004               $11.68        (0.02)           0.66            0.64
   Year ended October 31, 2003                10.20         0.02            1.47            1.49
   Year ended October 31, 2002               $12.08         0.01           (1.88)          (1.87)
   Year ended October 31, 2001                18.11         0.01           (4.34)          (4.33)
---------------------------------------------------------------------------------------------------
DOMESTIC ALL-CAP EQUITY FUND
   Year ended April 30, 2006                 $25.47         0.16            5.15            5.31
   Period ended April 30, 2005(a)             25.00         0.12            0.45            0.57
---------------------------------------------------------------------------------------------------
SELECT BOND FUND
   Year ended April 30, 2006                 $24.73         0.89           (0.86)           0.03
   Period ended April 30, 2005(a)             25.00         0.43(d)        (0.40)           0.03
---------------------------------------------------------------------------------------------------
MULTI-MANAGER EQUITY FUND
   Period ended April 30, 2006(b)            $10.00         0.01            0.32            0.33
---------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   Period ended April 30, 2006(c)            $25.00         0.04            1.35            1.39
---------------------------------------------------------------------------------------------------
SHORT-TERM SELECT BOND FUND
   Period ended April 30, 2006(c)            $25.00            -           (0.05)          (0.05)
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
   Period ended April 30, 2006(h)            $13.11            -            0.10            0.10
---------------------------------------------------------------------------------------------------
DOMESTIC ALL-CAP EQUITY FUND
   Year ended April 30, 2006                 $25.47         0.22            5.16            5.38
   Period ended April 30, 2005(a)             25.00         0.14            0.46            0.60
---------------------------------------------------------------------------------------------------
SELECT BOND FUND
   Year ended April 30, 2006                 $24.73         0.93           (0.83)           0.10
   Period ended April 30, 2005(a)             25.00         0.46(d)        (0.40)           0.06
---------------------------------------------------------------------------------------------------
MULTI-MANAGER EQUITY FUND
   Period ended April 30, 2006(b)            $10.00         0.02            0.37            0.39
---------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   Period ended April 30, 2006(c)            $25.00         0.09            1.34            1.43
---------------------------------------------------------------------------------------------------
SHORT-TERM SELECT BOND FUND
   Period ended April 30, 2006(c)            $25.00         0.12           (0.10)           0.02
---------------------------------------------------------------------------------------------------

* Portfolio turnover is calculated on the basis of the fund as whole without distinguishing between the classes of shares issued.
(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b) For the period from January 3, 2006 (commencement of operations) through April 30, 2006.
(c) For the period from February 28, 2006 (commencement of operations) through April 30, 2006.
(d) Computed using average shares outstanding throughout the period.
(e) Not annualized.
(f) Annualized.
(g) For the period from November 1, 2005 to April 30, 2006.
(h) For the period from April 3, 2006 to April 30, 2006.

                       SEE NOTES TO FINANCIAL STATEMENTS.

          DISTRIBUTIONS FROM:                                                          RATIOS/SUPPLEMENTARY DATA:
----------------------------------------                               -------------------------------------------------------------
                                                                                   RATIO OF        RATIO OF
                                                                         NET       EXPENSES          NET
                 NET                       NET ASSET                   ASSETS,        TO          INVESTMENT
    NET       REALIZED                      VALUE,                     END OF       AVERAGE     INCOME/(LOSS) TO
INVESTMENT    GAINS ON        TOTAL         END OF        TOTAL        PERIOD         NET           AVERAGE         PORTFOLIO
  INCOME     INVESTMENTS   DISTRIBUTIONS    PERIOD       RETURN        (000'S)      ASSETS        NET ASSETS      TURNOVER RATE*
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     -         (1.62)         (1.62)       $13.26        15.95%(e)     $46,112       1.71%(f)      (0.59%)(f)           30%
 (0.02)            -          (0.02)        12.99         5.79%         42,455       1.67%          0.16%              113%
 (0.02)            -          (0.02)        12.30         5.44%         45,898       1.55%         (0.12%)              34%
 (0.01)            -          (0.01)        11.68        14.59%         47,659       1.43%          0.14%               20%
 (0.01)            -          (0.01)        10.20       (15.48%)        45,427       1.38%          0.06%               94%
     -         (1.70)         (1.70)        12.08       (25.73%)        58,841       1.27%          0.08%               58%
------------------------------------------------------------------------------------------------------------------------------------
 (0.16)        (0.29)         (0.45)       $30.33        20.95%        $ 3,693       1.01%          0.54%                8%
 (0.10)            -          (0.10)        25.47         2.26%(e)       2,896       1.21%(f)       0.69%(f)            16%
------------------------------------------------------------------------------------------------------------------------------------
 (0.87)            -          (0.87)       $23.89         0.07%        $ 2,583       0.97%          3.53%               40%
 (0.29)        (0.01)         (0.30)        24.73         0.14%(e)       3,050       1.07%(f)       2.92%(f)            44%
------------------------------------------------------------------------------------------------------------------------------------
 (0.01)            -          (0.01)       $10.32         3.34%(e)     $     6       1.24%(f)       0.40%(f)            28%
------------------------------------------------------------------------------------------------------------------------------------
     -             -              -        $26.39         5.56%(e)     $     3       1.53%(f)       2.61%(f)             1%
------------------------------------------------------------------------------------------------------------------------------------
     -             -              -        $24.95        (0.20%)(e)    $     -       1.30%(f)       3.39%(f)             0%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     -             -              -        $13.21         0.76%        $     -       1.46%(f)      (0.34%)              30%
------------------------------------------------------------------------------------------------------------------------------------
 (0.23)        (0.29)         (0.52)       $30.33        21.25%        $ 89,555      0.76%          0.79%                8%
 (0.13)            -          (0.13)        25.47         2.37%(e)       67,835      0.96%(f)       0.93%(f)            16%
------------------------------------------------------------------------------------------------------------------------------------
 (0.93)            -          (0.93)       $23.90         0.36%        $100,798      0.72%          3.78%               40%
 (0.32)        (0.01)         (0.33)        24.73         0.25%(e)       92,265      0.82%(f)       3.17%(f)            44%
------------------------------------------------------------------------------------------------------------------------------------
 (0.02)            -          (0.02)       $10.37         3.86%(e)     $185,832      1.00%(f)       0.64%(f)            28%
------------------------------------------------------------------------------------------------------------------------------------
     -             -              -        $26.43         5.72%(e)     $ 15,934      1.31%(f)       2.83%(f)             1%
------------------------------------------------------------------------------------------------------------------------------------
     -             -              -        $25.02         0.08%(e)     $ 20,019      1.05%(f)       3.64%(f)             0%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION:

      The Steward Funds ("the Funds") consist of two separate investment companies: the Steward Funds, Inc. and the Capstone Series Fund, Inc. Both are organized as Maryland corporations and registered under the Investment Company Act of 1940 (the "Act") as diversified open-end management investment companies. Steward Funds, Inc. currently consist of five series: the Steward Domestic All-Cap Equity Fund, the Steward Select Bond Fund, the Steward Multi-Manager Equity Fund, the Steward International Equity Fund and the Steward Short-Term Select Bond Fund. The Capstone Series Fund, Inc. currently consists of one series: Steward Small-Cap Equity Fund, which effective November 1, 2005, changed its fiscal-year end from October 31 to April 30. Effective February 28, 2006, the Fund also changed its name from the Capstone Growth Fund to the Steward Small-Cap Equity Fund.

      The Funds currently offer two Classes of shares ("Individual Class" and "Institutional Class"). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class. Income and realized and unrealized gains or losses on investments are allocated to each Class of shares based on its relative net assets.

      On January 3, 2006, the Multi-Manager Equity Fund received an in-kind capital contribution of securities, cash and receivables in exchange for 16,142,016 Institutional Class shares. For federal income tax purposes the transaction was non-taxable. The value of the assets received, cost and unrealized appreciation were as follows:

Cost of assets received                       $136,841,373
Net unrealized appreciation                     24,578,806
                                              ------------
Market value of assets received               $161,420,179
                                              ============

NOTE 2 - INVESTMENT OBJECTIVES:

      The Small-Cap Equity Fund seeks to provide long-term capital appreciation. In pursuing its objective, the Fund invests primarily in common stocks of companies with market capitalizations between $300 million and $2 billion, which are considered to be small capitalization stocks.

      The Domestic All-Cap Equity Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks of large, medium and small capitalization companies that represent a broad spectrum of the economy.

      The Steward Select Bond Fund seeks high current income with capital appreciation and growth of income. The Fund invests primarily in fixed income investments such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.

      The Multi-Manager Equity Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of small, medium and large capitalization companies, most of which are U.S.-based. The Fund also employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles.

      The International Equity Fund seeks primarily to provide capital appreciation. It pursues its investment objective by structuring a portfolio that invests primarily in American Depositary Receipts (ADRs) representing issuers in a variety of countries.

      The Short-Term Select Bond Fund seeks to provide current income and relative capital stability. The Fund pursues its objective by investing its assets in substantially equal proportions among three sub-portfolios: U.S. Treasury securities, U.S. government agency securities, and investment grade corporate obligations. The dollar-weighted average maturity of each of these sub-portfolios is three years or less.

      In pursuing their investment objectives, the Funds apply a comprehensive set of cultural value screens to all of the investments in each Fund.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES:

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A) PORTFOLIO VALUATION: Fund investments are recorded at market value. Portfolio securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported mean price as of the close of trading. Equity securities traded on NASDAQ use the official closing price. Equity securities which are traded in the over-the-counter market only, but which are not included on NASDAQ, are valued at the last sale price on the day of valuation. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service when such prices are believed to reflect fair market value. Debt securities with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. All other securities and securities with no readily determinable market values are valued using procedures determined in good faith by the Board of Directors.

B) FUTURES: When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, in either cash or liquid securities. Thereafter, the futures contract is marked to market, and the Fund makes (or receives) additional cash payments known as variation margin to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recorded.

      Index Futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes; i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown in the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. As of April 30, 2006, the Multi-Manager Equity Fund had outstanding futures contracts as follows:

-----------------------------------------------------------------------------------------
                                                            NOTIONAL         UNREALIZED
  NUMBER                                                    VALUE AT        APPRECIATION
   OF                                     EXPIRATION        4/30/06        (DEPRECIATION)
CONTRACTS    DESCRIPTION                     DATE            (USD)             (USD)
-----------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
             ------------------------
    46       S&P 500 Emini Index            6/16/2006       $3,026,570        $ 64,630
    10       S&P 400 Emini Index            6/16/2006          806,600          36,500
     1       Nasdaq 100 Futures Index       6/16/2006          171,100           3,340
    22       S&P 500 Futures Index          6/15/2006        7,237,450         104,103

C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: For financial reporting purposes, portfolio security transactions are recorded on trade date. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date, if the ex-dividend date has passed.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, of all Funds are declared and paid at least quarterly. For all Funds, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Funds, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Funds.

E) FEDERAL INCOME TAXES: It is each Fund's intention to qualify annually as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended and to annually distribute substantially all of its taxable income and realized gains, if any, to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

F) ALLOCATION OF EXPENSES: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method.

G) RISKS ASSOCIATED WITH FOREIGN SECURITIES: Investments in securities of foreign countries involve risks not ordinarily associated with domestic investments. These risks include, but are not limited to, political and financial instability and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

CONCENTRATION OF CREDIT RISK: The International Equity Fund may have elements of risk associated with its portfolio holdings due to a concentration of investments in certain countries, which may vary throughout the year. As of April 30, 2006, the Fund invested approximately 26.2% of its portfolio in securities issued in Great Britain.

NOTE 4 - INVESTMENT ADVISORY AND OTHER AGREEMENTS:

      Capstone Asset Management Company ("CAMCO"), a wholly-owned subsidiary of Capstone Financial Services, Inc. serves as Investment Adviser to the Domestic All-Cap Equity, Select Bond, International Equity, Short-Term Select Bond and Small-Cap Equity Funds. For its services, CAMCO's fee is calculated daily and based on the Funds' average net assets and is paid monthly. The Multi-Manager Equity Fund is advised by Frank Russell Investment Management Company (FRIMCo). Pursuant to the terms of the Investment Advisory Agreements, CAMCO and FRIMCo shall have full discretion to manage the assets of the Funds in accordance with their investment objectives.

      The Small-Cap Equity Fund pays advisory fees at a rate of 0.50% on the first $100 million, 0.45% on the next $150 million, 0.35% on the next $250 million, 0.30% on the next $250 million, and 0.275% on assets over $750 million. Prior to February 28, 2006, the Small-Cap Equity Fund paid advisory fees at a rate of 0.75% on the first $50 million, 0.60% on the next $150 million, 0.50% for the next $300 million and 0.40% on assets over $500 million. The advisory fees for the Domestic All-Cap Equity Fund are calculated at the annual rate of 0.15% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.125% on the next $500 million of average daily net assets, and to 0.10% on average daily net assets in excess of $1 billion. For the Select Bond Fund the advisory fees are calculated at the annual rate of 0.25% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.20% on the next $500 million of average daily net assets, and to 0.175% on average daily net assets in excess of $1 billion. The International Equity Fund pays 0.30% on the first $500 million of average daily net assets, and then the rate declines to 0.25% on the next $500 million of average daily net assets, and to 0.20% on average daily net assets in excess of $1 billion. Short-Term Select Bond Fund pays 0.25% on the first $500 million of average daily net assets. The rate declines to 0.20% on the next $500 million of average daily net assets, and to 0.175% on average daily net assets in excess of $1 billion.

      The advisory fee for the Multi-Manager Equity Fund is calculated at an annual rate of 0.55% and is paid monthly to FRIMCo with no tiered structure in effect. While FRIMCo serves as adviser, there are five money managers currently associated with this Fund: Alliance Capital L.P., Ark Asset Management Co., Inc., Jacobs Levy Equity Management, Inc., Lord Abbett & Co., LLC and MFS Institutional Advisors. They are paid by FRIMCo for their services. The money managers have no affiliations with the Steward Funds or their service providers other than their management of the assets of the Multi-Manager Equity Fund. FRIMCo is responsible for payment to these money managers.

      Pursuant to the term of the Administrative Agreement, CAMCO will supervise the Funds' daily business affairs, coordinate the activities of persons providing services to the Funds, and furnish office space and equipment to the Funds. As compensation for its services CAMCO receives a monthly fee from each Fund calculated at the annual rate of 0.075% on each Fund's first $500 million average daily net assets, 0.06% on average daily net assets in excess of $500 million, and 0.05% on average daily net assets in excess of $1 billion. CAMCO became administrator for the Steward Small-Cap Equity Fund effective February 28, 2006.

      Capstone Asset Planning Company ("CAPCO") serves as the Distributor of the Funds' shares. CAPCO is an affiliate of the Adviser, and both are wholly owned subsidiaries of Capstone Financial Services.

      The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby each Fund's Individual Class assets are used to compensate CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Funds and servicing of the Funds' Individual Class shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Funds' shares. Under the Plan, the Funds pay CAPCO an amount computed monthly at an annual rate of 0.25% of each Fund's average net assets of Individual Class shares of each Fund (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may allocate to securities dealers, (which may include CAPCO itself) and other financial institutions and organizations (collectively "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship.

      Certain officers of the Company are also officers of Capstone and the Distributor.

      BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), serves as the Funds' transfer agent and fund accountant. Under the terms of the Transfer Agency Agreement, BISYS Ohio will be paid for annual class fees and per account fees. Per the Fund Accounting Agreement, BISYS Ohio is entitled to receive a monthly fee from each Fund calculated at the annual rate of 0.075% of each Fund's average daily net assets.

      Steward Fund Consultants, Inc. ("SFC") serves as a consultant to the Funds. Per the consulting agreement, SFC receives its fee quarterly, based on the annual average aggregate daily net assets of the Funds as follows:

First      $  200,000,000        0.10%
Next       $  200,000,000       0.075%
Next       $  200,000,000        0.06%
Next       $  400,000,000        0.05%
Over       $1,000,000,000        0.04%

NOTE 5 - PURCHASES AND SALES OF SECURITIES:

      Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the year or period ended April 30, 2006 were as follow:

                                                        PURCHASES        SALES
                                                       -----------    -----------
Domestic All-Cap Equity ..........................     $ 8,791,535    $ 6,809,144
Select Bond ......................................      53,619,120     40,923,666
Multi-Manager Equity* ............................      60,031,353     45,514,015
International Equity .............................      14,962,120         79,514
Short-Term Select Bond ...........................      17,392,808              -
Small-Cap Equity .................................      13,065,696     15,756,943

* Purchases and sales of portfolio securities do not include those acquired in initial in-kind contribution.

NOTE 6 - CAPTIAL SHARE TRANSACTIONS:

      Transactions in shares of the funds' capital stock, for the year or period ended April 30, 2006 were as follows:

                                                                               STEWARD SMALL-CAP EQUITY
                                                                                         FUND
                                                                 --------------------------------------------------
                                                                     FOR THE            FOR THE          FOR THE
                                                                  PERIOD ENDED        YEAR ENDED        YEAR ENDED
                                                                    APRIL 30,         OCTOBER 31,       OCTOBER 31,
                                                                     2006(a)             2005              2004
                                                                  ------------       ------------      ------------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
   Proceeds from shares issued ...............................     $   398,274        $   540,003       $   518,164
   Dividends reinvested ......................................       4,474,812             71,814            47,457
   Cost of shares redeemed ...................................      (2,549,079)        (6,574,360)       (4,826,979)
                                                                   -----------        -----------       -----------
   Net increase (decrease) ...................................     $ 2,324,007        $(5,962,543)      $(4,261,358)
                                                                   -----------        -----------       -----------
INSTITUTIONAL CLASS
   Proceeds from shares issued ...............................     $        10        $         -       $         -
   Dividends reinvested ......................................               -                  -                 -
   Cost of shares redeemed ...................................               -                  -                 -
                                                                   -----------        -----------       -----------
   Net increase ..............................................     $        10        $         -       $         -
                                                                   -----------        -----------       -----------
Total net increase (decrease) from capital transactions            $ 2,324,017        $(5,962,543)      $(4,261,358)
                                                                   ===========        ===========       ===========
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
   Issued ....................................................          30,473             41,844            31,896
   Reinvested ................................................         376,035              5,528             3,958
   Redeemed ..................................................        (195,922)          (510,597)         (385,929)
                                                                   -----------        -----------       -----------
   Change in Individual Class ................................         210,586           (463,225)         (350,075)
                                                                   -----------        -----------       -----------
INSTITUTIONAL CLASS
   Issued ....................................................               1                  -                 -
   Reinvested ................................................               -                  -                 -
   Redeemed ..................................................               -                  -                 -
                                                                   -----------        -----------       -----------
   Change in Institutional Class .............................               1                  -                 -
                                                                   -----------        -----------       -----------
Total net increase (decrease) from share transactions ........         210,587           (463,225)         (350,075)
                                                                   ===========        ===========       ===========


(a) For the period from November 1, 2005 through April 30, 2006.

                                                               STEWARD DOMESTIC ALL-CAP
                                                                         FUND
                                                            ------------------------------
                                                               FOR THE         FOR THE
                                                             YEAR ENDED      PERIOD ENDED
                                                              APRIL 30,        APRIL 30,
                                                                2006            2005(b)
                                                            -------------   --------------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
   Proceeds from shares issued ...........................   $ 1,630,835     $ 5,240,484
   Dividends reinvested ..................................        55,704          14,950
   Cost of shares redeemed ...............................    (1,494,144)     (2,629,340)
                                                             -----------     -----------
   Net increase ..........................................   $   192,395     $ 2,626,094
                                                             -----------     -----------
INSTITUTIONAL CLASS
   Proceeds from shares issued ...........................   $11,118,189     $70,315,697
   Dividends reinvested ..................................     1,443,709         270,023
   Cost of shares redeemed ...............................    (4,894,307)     (4,361,851)
                                                             -----------     -----------
   Net increase ..........................................   $ 7,667,591     $66,223,869
                                                             -----------     -----------
Total net increase from capital transactions .............   $ 7,859,986     $68,849,963
                                                             ===========     ===========
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
   Issued ................................................        59,473         214,894
   Reinvested ............................................         1,959             559
   Redeemed ..............................................       (53,343)       (101,778)
                                                             -----------     -----------
   Change in Individual Class ............................         8,089         113,675
                                                             -----------     -----------
INSTITUTIONAL CLASS
   Issued ................................................       411,350       2,826,355
   Reinvested ............................................        50,846          10,135
   Redeemed ..............................................      (172,942)       (173,097)
                                                             -----------     -----------
   Change in Institutional Class .........................       289,254       2,663,393
                                                             -----------     -----------
Total net increase from share transactions ...............       297,343       2,777,068
                                                             ===========     ===========

(b) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.

                                                                 STEWARD SELECT BOND
                                                                        FUND
                                                            ----------------------------
                                                               FOR THE        FOR THE
                                                             YEAR ENDED    PERIOD ENDED
                                                              APRIL 30,      APRIL 30,
                                                                2006          2005(b)
                                                            ------------   -------------
CAPITAL TRANSACTIONS:
Individual Class
   Proceeds from shares issued ..........................   $    178,098    $  4,016,567
   Dividends reinvested .................................         97,937          42,213
   Cost of shares redeemed ..............................       (649,716)       (964,109)
                                                            ------------    ------------
   Net increase (decrease) ..............................   $   (373,681)   $  3,094,671
                                                            ------------    ------------
INSTITUTIONAL CLASS
   Proceeds from shares issued ..........................   $ 20,548,824    $100,763,219
   Dividends reinvested .................................      3,828,463         841,245
   Cost of shares redeemed ..............................    (12,283,798)     (8,728,597)
                                                            ------------    ------------
   Net increase .........................................   $ 12,093,489    $ 92,875,867
                                                            ------------    ------------
Total net increase from capital transactions ............   $ 11,719,808    $ 95,970,538
                                                            ============    ============
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
   Issued ...............................................          7,276         160,519
   Reinvested ...........................................          4,008           1,717
   Redeemed .............................................        (26,513)        (38,907)
                                                            ------------    ------------
   Change in Individual Class ...........................        (15,229)        123,329
                                                            ------------    ------------
INSTITUTIONAL CLASS
   Issued ...............................................        834,272       4,045,935
   Reinvested ...........................................        156,739          34,336
   Redeemed .............................................       (503,490)       (349,944)
                                                            ------------    ------------
   Change in Institutional Class ........................        487,521       3,730,327
                                                            ------------    ------------
Total net increase from share transactions ..............        472,292       3,853,656
                                                            ============    ============

(b) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.

                                                                STEWARD MULTI-MANAGER EQUITY   STEWARD INTERNATIONAL EQUITY
                                                                            FUND                          FUND
                                                                ----------------------------   ----------------------------
                                                                           FOR THE                       FOR THE
                                                                        PERIOD ENDED                  PERIOD ENDED
                                                                          APRIL 30,                     APRIL 30,
                                                                           2006(c)                       2006(d)
                                                                        ------------                  -------------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
   Proceeds from shares issued ...............................          $      6,110                   $     3,010
   Dividends reinvested ......................................                     7                             -
   Cost of shares redeemed ...................................                     -                             -
                                                                        ------------                   -----------
   Net increase ..............................................          $      6,117                   $     3,010
                                                                        ------------                   -----------
INSTITUTIONAL CLASS
   Proceeds from shares issued ...............................          $ 31,417,900                   $15,071,384
   Dividends reinvested ......................................               276,242                             -
   Cost of shares redeemed ...................................           (13,717,120)                            -
                                                                        ------------                   -----------
   Net increase ..............................................          $ 17,977,022                   $15,071,384
                                                                        ------------                   -----------
Total net increase from capital transactions .................          $ 17,983,139                   $15,074,394
                                                                        ============                   ===========
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
   Issued ....................................................                   606                           118
   Reinvested ................................................                     1                             -
   Redeemed ..................................................                     -                             -
                                                                        ------------                   -----------
   Change in Individual Class ................................                   607                           118
                                                                        ------------                   -----------
INSTITUTIONAL CLASS
   Issued ....................................................            19,235,282(e)                    602,803
   Reinvested ................................................                26,950                             -
   Redeemed ..................................................            (1,338,479)                            -
                                                                        ------------                   -----------
   Change in Institutional Class .............................            17,923,753                       602,803
                                                                        ------------                   -----------
Total net increase from share transactions ...................            17,924,360                       602,921
                                                                        ============                   ===========

(c) For the period from January 3, 2006 (commencement of operations) through April 30, 2006.
(d) For the period from February 28, 2006 (commencement of operations) through April 30, 2006.
(e) Includes 16,142,016 shares issued in initial in-kind contribution.

                                                                                    STEWARD SHORT-TERM SELECT BOND
                                                                                                 FUND
                                                                                    ------------------------------
                                                                                                FOR THE
                                                                                             PERIOD ENDED
                                                                                               APRIL 30,
                                                                                                2006(d)
                                                                                             ------------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
   Proceeds from shares issued ...............................................                $        10
   Dividends reinvested ......................................................                          -
   Cost of shares redeemed ...................................................                          -
                                                                                              -----------
   Net increase ..............................................................                $        10
                                                                                              -----------
INSTITUTIONAL CLASS
   Proceeds from shares issued ...............................................                $20,000,010
   Dividends reinvested ......................................................                         --
   Cost of shares redeemed ...................................................                         --
                                                                                              -----------
   Net increase ..............................................................                $20,000,010
                                                                                              -----------
Total net increase from capital transactions .................................                $20,000,020
                                                                                              ===========
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
   Issued ....................................................................                          1
   Reinvested ................................................................                          -
   Redeemed ..................................................................                          -
                                                                                              -----------
   Change in Individual Class ................................................                          1
                                                                                              -----------
INSTITUTIONAL CLASS
   Issued ....................................................................                    800,000
   Reinvested ................................................................                          -
   Redeemed ..................................................................                          -
                                                                                              -----------
   Change in Institutional Class .............................................                    800,000
                                                                                              -----------
Total net increase from share transactions ...................................                    800,001
                                                                                              ===========

(d) For the period from February 28, 2006 (commencement of operations) through April 30, 2006.

NOTE 7 - DISTRIBUTION INFORMATION:

      The tax character of distributions paid during the year or period ended April 30, 2006 was as follows:

                                                                     ORDINARY INCOME          CAPITAL GAINS
                                                                     ---------------          -------------
Small-Cap Equity Fund ...................................              $        -               $5,179,433
Domestic All-Cap Fund ...................................               1,539,685                   11,087
Select Bond Fund ........................................               4,066,576                        -
Multi-Manager Equity Fund ...............................                 276,249                        -

      The tax character of distributions paid during the year ended October 31, 2005 was as follows:

                                                                     ORDINARY INCOME
                                                                     ---------------
Small-Cap Equity Fund ...................................                $82,873

      The tax character of distributions paid during the period ended April 30, 2005 was as follows:

                                                                     ORDINARY INCOME
                                                                     ---------------
Domestic All-Cap Fund ...................................                $301,143
Select Bond Fund ........................................                 940,522

      The tax character of distributions paid during the year ended October 31, 2004 was as follows:

                                                                     ORDINARY INCOME
                                                                     ---------------
Small-Cap Equity Fund ...................................                $61,620

NOTE 8 - FEDERAL INCOME TAX INFORMATION

      As of April 30, 2006, the components of distributable earnings and accumulated losses on a tax basis for the Funds were as follows:

                                      UNDISTRIBUTED   UNDISTRIBUTED                                    NET UNREALIZED     DEFERRED
                                        ORDINARY       LONG TERM       CAPITAL LOSS     POST-OCTOBER    APPRECIATION/    WASH SALE
                                         INCOME      CAPITAL GAINS    CARRY FORWARDS   CAPITAL LOSSES  (DEPRECIATION)      LOSSES
                                      -------------  --------------   --------------   --------------  --------------    ---------
Small-Cap Equity Fund ............     $  986,803      $    6,764       $      --         $      --      $ 4,714,537      $ 44,177
Domestic All-Cap Equity Fund .....         98,524         953,304              --                --       15,491,783        50,821
Select Bond Fund .................        462,489              --        (634,076)         (231,601)      (3,902,520)           --
Multi-Manager Equity Fund ........      1,755,794       3,748,350              --                --       25,524,268       203,837
International Equity Fund ........         61,1                --              --                --          809,272         2,757
Short-Term Select Bond Fund ......         96,140              --              --                --          (72,154)           --

NOTE 9 - RECLASSIFICATIONS

      In accordance with accounting principles generally accepted in the United States of America, the Funds have made reclassifications among their capital accounts. These reclassifications are intended to adjust the components of the Funds' net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or the net asset value of the Funds. As of April 30, 2006, the Funds made reclassifications to increase or (decrease) the components of the net assets detailed below:

                                                                                          ACCUMULATED NET
                                                                                        REALIZED GAIN/(LOSS)
                                                                     UNDISTRIBUTED         ON INVESTMENT
                                                                     NET INVESTMENT         AND FUTURES
                                                                         INCOME             TRANSACTIONS         CAPITAL
                                                                     --------------     --------------------     -------
Small-Cap Equity Fund .......................................           $131,114             $(131,114)         $      -
Select Bond Fund ............................................             86,006               (86,006)                -
Multi-Manager Equity Fund ...................................             14,588                     -           (14,588)
International Equity Fund ...................................              5,030                     -            (5,030)
Short-Term Select Bond Fund .................................              5,040                     -            (5,040)

NOTE 10 - CONTINGENCIES AND COMMITMENTS

      In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. However, based on experience, the Funds consider the risk of loss from such potential claims to be remote.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
STEWARD FUNDS, INC. AND
CAPSTONE SERIES FUND, INC.
HOUSTON, TEXAS

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Steward Domestic All-Cap Equity Fund, Steward Select Bond Fund, Steward Multi-Manager Equity Fund, Steward International Equity Fund and Steward Short-Term Select Bond Fund, each a series of shares of Steward Funds, Inc. as of April 30, 2006, and the related statements of operations, statements of changes in net assets and the financial highlights for the year or periods then ended and the statement of changes in net assets and the financial highlights for the period ended April 30, 2005 for the Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund. We have also audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Steward Small-Cap Equity Fund (formerly the Capstone Growth Fund), a series of shares of Capstone Series Fund, Inc. as of April 30, 2006, and the related statements of operations for the period then ended and for the year ended October 31, 2005, the statements of changes in net assets for the period then ended and for each of the years in the two-year period ended October 31, 2005, and the financial highlights for the period then ended and for each of the years in the five-year period ended October 31, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Steward Domestic All-Cap Equity Fund, Steward Select Bond Fund, Steward Multi-Manager Equity Fund, Steward International Equity Fund, Steward Short-Term Select Bond Fund and Steward Small-Cap Equity Fund as of April 30, 2006, the results of their operations, the changes in their net assets and their financial highlights for the each of the years and periods presented in conformity with accounting principles generally accepted in the United States of America.

                                            /s/ Briggs, Bunting & Dougherty, LLP

                                                BRIGGS, BUNTING & DOUGHERTY, LLP

PHILADELPHIA, PENNSYLVANIA
MAY 19, 2006

--------------------------------------------------------------------------------
GENERAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

ADDITIONAL TAX INFORMATION

      For the taxable year or period ended April 30, 2006, the percentages of income dividends paid by the following Funds qualify for the dividends received deduction available to corporations:

                                                                       PERCENTAGE
                                                                       ----------
Domestic All-Cap Equity Fund .......................                     98.50%
Multi-Manager Equity Fund ..........................                     27.86%

      For the taxable year or period ended April 30, 2006, the following Funds paid qualified income in the amounts of:

                                                               QUALIFIED DIVIDENDS PAID
                                                               ------------------------
Domestic All-Cap Equity Fund .......................                  $1,515,863
Multi-Manager Equity Fund ...........................                    $76,602

      For the taxable year ended April 30, 2006, the following Funds hereby designate the following as long-term capital gain distributions:

Small-Cap Equity Fund ..............................                  $5,179,433
Domestic All-Cap Equity Fund .......................                     $11,087

PROXY VOTING POLICY AND VOTING RECORDS

      A description of the policies and procedures that the Steward Funds use to determine how to vote proxies during the most recent 12 month-period ended June 30, is available without charge, (i) by calling 1-800-262-6631, (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

      The Steward Funds file a complete Schedule of Portfolio Investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter. Forms N-Q are available without charge on the SEC's website at http://www.sec.gov. The Steward Funds' Form N-Q may be reviewed, or, for a fee, may be copied at the SEC's Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
ADVISORY CONTRACT REVIEW LANGUAGE
FOR STEWARD FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

      At a meeting held February 28, 2006, the Funds' Board of Directors, and the independent directors, reviewed and approved the continuation of the investment advisory agreements for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund. They also approved amendments to the investment advisory agreement for Steward Small-Cap Equity Fund (formerly Capstone Growth
Fund) that provided for lower total fees and reflected the Fund's new name. Further, they reconfirmed their earlier approval of investment advisory agreements for Steward International Equity Fund and Steward Short-Term Select Bond Fund. The investment adviser to each of the foregoing Funds is Capstone Asset Management Company ("CAMCO"). Finally, the independent directors reviewed and approved an interim report from Frank Russell Investment Management Company regarding its services as investment adviser to Steward Multi-Manager Equity Fund.

      In connection with their review of the agreements with CAMCO regarding Steward Domestic All-Cap Equity, the directors received extensive information from CAMCO in response to a request from Fund counsel, including information concerning CAMCO's personnel and services provided to the Funds, its management process, procedures for allocating portfolio opportunities among the Funds and other advisory clients, broker selection practices and soft dollar arrangements, best execution monitoring, oversight of the Fund's other service providers and CAMCO's regulatory compliance program. The information also included data on portfolio turnover rates of each Fund and the various types of benefits to CAMCO and its affiliates resulting from their relationships with the Funds. For each Fund, the directors also received information comparing fees, expenses and performance of the Fund with those of a group of funds deemed comparable. The directors reviewed a memorandum from Fund counsel regarding their responsibilities in reviewing investment advisory agreements for registered investment companies such as the Funds. The independent directors deliberated separately with Fund counsel regarding the agreements, with no members of Fund management present and unanimously agreed to recommend approval of the agreements by the full Board of Directors. In connection with their deliberations, the independent directors took cognizance of their experience with CAMCO gained through their service as directors and trustees of funds advised by CAMCO over several years, noting their general confidence in CAMCO's abilities and integrity, in CAMCO's openness with the directors and its responsiveness to their suggestions over those years. They also took note of information that had been provided to them in the course of each year regarding each Fund's operations and performance and particularly noted the significantly increased compliance burden born by CAMCO as a result of recent new laws and rules.

      In determining to approve the continuation of the agreements for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund, the directors, including all the independent directors, noted their general satisfaction with the Funds' performance since their commencement of operations of these Funds on October 1, 2004 and with the nature, extent and quality of services provided to the Funds by CAMCO. They also noted that each Fund's advisory fees and expense ratios compared favorably with those of selected funds deemed to be reasonably comparable to each Fund. In particular, they noted that each Fund's fee schedule provided for breakpoints at higher asset levels, which would provide each Fund with certain economies of scale that might be available at higher asset levels. They reviewed other benefits received by CAMCO as a result of its relationship with the Fund, including research it obtains through "soft dollar" arrangements with respect to the Funds' portfolio transactions and distribution fees received by CAMCO's affiliate, Capstone Asset Planning Company, pursuant to each Fund's service and distribution plan. Based on their evaluation of information provided, they determined that CAMCO's profitability with respect to the Funds was within acceptable limits.

      With respect to the investment advisory agreement for Steward Small-Cap Equity Fund, at a meeting held November 14, 2005, the directors and the independent directors, separately and by unanimous vote, each approved changes to the investment policies of the Fund to focus on small-cap equity securities, a corresponding change in the Fund's name, and the adoption of cultural values policies observed by the Steward Funds, as well as the Steward Funds' April 30 fiscal year end. The changes would also involve retention of Steward Fund Consultants, Inc. to provide expertise and education to the Board in developing the cultural values policies and the appointment of an Advisory Committee with respect to the Fund's cultural values policies. These changes, which were in response to a 2004 request from the directors for a study of matters related to the Fund's investment strategy, marketing strategy and benchmark, were designed to position the Fund as an additional investment option in the Steward group of funds. In connection with these changes, the directors and the independent directors, separately and by unanimous vote, also approved a reduction in the fees payable by the Fund under its investment advisory agreement with CAMCO, to take effect upon the effectiveness with the Securities and Exchange Commission of a registration statement reflecting the foregoing changes to the Fund. At their meeting held February 28, 2006, the directors and the independent directors, separately and unanimously, approved a revised investment advisory agreement that separated the investment advisory and administration components of the fee payable under the agreement and provided for a reduction in the aggregate fees payable under the agreement. In determining to make these changes and to amend the investment advisory agreement to provide for reduced investment advisory and administration fees, the directors noted their general satisfaction with the proposals, as well as the benefits to shareholders of lower fees, of a more focused investment strategy and of the Fund's inclusion as an investment option in the Steward group of funds, which could attract a new type of investor to the Fund while pursuing policies consistent with the Fund's investment objective. At the February 28, 2006 meeting, the directors reviewed with Fund counsel a report prepared by CAMCO concerning its advisory and administrative services to the Fund, and materials concerning the Fund's performance and expenses. They also reviewed information comparing the Fund's new advisory fees rates, as well as its other expenses, with those of other comparable funds. The directors considered various sources of compensation to CAMCO and its affiliates, including the receipt of distribution fees by the Fund's distributor (a CAMCO affiliate), as well as financial information regarding CAMCO, and determined that CAMCO's profitability with respect to the Fund was within acceptable limits. In determining to approve the continuation of the investment advisory agreement, as amended, the directors and the independent directors determined that the changes were a positive development and should be beneficial to the Fund and its shareholders.

      At a meeting held August 24, 2005, the directors, including the independent directors, each unanimously approved the appointment of CAMCO as investment adviser and administrator to two new series of Steward Funds, Inc. -- Steward International Fund and Steward Short-Term Select Bond Fund. Before reaching this decision, the independent directors, deliberating separately without the presence of management representatives, reviewed information provided to them in response to a request from Fund counsel regarding the proposed investment advisory and administration fees, projected other expenses and expense ratios for each of these Funds as well as similar information for other investment companies deemed comparable to the proposed Funds. The independent directors also reviewed a memorandum from Fund counsel regarding their responsibilities in reviewing an advisory contract for a registered investment company. In reviewing the proposed advisory fees, the directors noted with satisfaction that both the proposed advisory and administrative fees contained breakpoints at higher asset levels, which would provide for a sharing of economies of scale with shareholders. They also noted that the advisory fees, even when aggregated with the proposed administrative fees, were the lowest of a group of funds deemed comparable to these Funds. They noted that proposed expense ratios were about average for comparable funds. They also noted CAMCO's previous experience in managing funds investing internationally and funds focused on fixed income investments. In determining to approve the proposed advisory and administration fees, the directors took note of their past experience with CAMCO regarding other funds. They also noted potential ancillary benefits that would accrue to CAMCO due to its relationship with the proposed new Funds, including the potential receipt of Rule 12b-1 fees by the proposed distributor for the new Funds, a CAMCO affiliate, and deemed these to be reasonable. At their meeting held February 28, 2006, the directors, including the independent directors, unanimously re-affirmed their previous approval of the investment advisory and administration agreements for the two new Funds, registration statements of which became effective with the Securities and Exchange Commission ("SEC") on that date.

      With respect to Steward Multi-Manager Equity Fund, the directors noted that that Fund had become effective with the SEC on December 27, 2005 and the investment advisory agreement for that Fund with Frank Russell Investment Management Company ("FRIMCo"), as well as the sub-advisory agreements with five sub-advisers for that Fund, had taken effect on that date and were thus still well within their initial two-year terms and did not need further action by the directors. However, in response to a request from counsel to the independent directors with respect to Steward Multi-Manager Equity Fund, FRIMCo had provided the directors with a detailed report ("Update Report") updating information that had been previously provided to the directors in connection with their original consideration and approval of the advisory contract with FRIMCo at meetings held May 19, 2004 and November 16, 2004, as well as further information provided for the Board's November 15, 2005 meeting. The Update Report reviewed FRIMCo's management process, including allocations to money managers; trade allocation procedures and brokerage policies; compliance and administration practices, including sub-adviser oversight; and updated financial and business information regarding FRIMCo. Based on their review, the directors, including the independent directors, determined that there were no material changes from information they had considered previously with respect to the FRIMCo investment advisory agreement. They noted their satisfaction with the information provided by FRIMCo and with FRIMCo's general responsiveness. The directors and independent directors each therefore unanimously determined that, although no formal action was required with respect to the agreement with FRIMCo, they would reaffirm their approval of the agreement.

--------------------------------------------------------------------------------
EXPENSE EXAMPLES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Steward Funds, you may incur redemption fees for certain transaction and fees if your account is under $200 (small account fees). You will also incur ongoing costs, including, management fees; distribution [and/or] 12b-1 fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Steward Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

      The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 through April 30, 2006.

ACTUAL EXPENSES

      The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING           ENDING            EXPENSE PAID             EXPENSE RATIO
                                             ACCOUNT VALUE     ACCOUNT VALUE        DURING PERIOD*            DURING PERIOD
                                                11/1/05           4/30/06          11/1/05 - 4/30/06        11/1/05 - 4/30/06
                                             -------------     -------------       -----------------        -----------------
Steward Small-Cap Equity Fund
  Individual Class ......................      $1,000.00         $1,159.50              $9.16                      1.71%
Steward Domestic All-Cap Equity Fund
  Individual Class ......................       1,000.00          1,119.00               5.20                      0.99%
  Institutional Class ...................       1,000.00          1,120.60               3.89                      0.74%
Steward Select Bond Fund
  Individual Class ......................       1,000.00          1,003.00               4.87                      0.98%
  Institutional Class ...................       1,000.00          1,003.80               3.63                      0.73%
Steward Multi-Manager Equity Fund(a)
  Individual Class ......................       1,000.00          1,033.40               3.94                      1.21%
  Institutional Class ...................       1,000.00          1,038.60               3.27                      1.00%
Steward International Equity Fund(a)
  Individual Class ......................       1,000.00          1,055.60               2.80                      1.53%
  Institutional Class ...................       1,000.00          1,057.20               2.25                      1.31%
Steward Select Short-Term Bond(a)
  Institutional Class ...................       1,000.00          1,000.80               1.79                      1.05%

(a)  Values reflect expenses paid since Funds' inception through April 30, 2006.

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on each Steward Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any redemption or small account fees which the Funds may, in certain cirumstances, assess. The Funds do not charge transactional costs, such as sales charges (front or back end loads) or exchange fees, although other funds might. Therefore, this table is useful only in comparing ongoing costs and will not help you determine the relative total costs of owning different funds.

                                               BEGINNING           ENDING            EXPENSE PAID              EXPENSE RATIO
                                             ACCOUNT VALUE     ACCOUNT VALUE        DURING PERIOD*             DURING PERIOD
                                                11/1/05           4/30/06          11/1/05 - 4/30/06        11/1/05 - 4/30/06
                                             -------------     -------------       -----------------        -----------------
Steward Small-Cap Equity Fund
  Individual Class ......................      $1,000.00         $1,016.31              $8.55                      1.71%
Steward Domestic All-Cap Equity Fund
  Individual Class ......................       1,000.00          1,019.89               4.96                      0.99%
  Institutional Class ...................       1,000.00          1,021.12               3.71                      0.74%
Steward Select Bond Fund
  Individual Class ......................       1,000.00          1,019.93               4.91                      0.98%
  Institutional Class ...................       1,000.00          1,021.17               3.66                      0.73%
Steward Multi-Manager Equity Fund(a)
  Individual Class ......................       1,000.00          1,018.79               3.92                      1.21%
  Institutional Class ...................       1,000.00          1,019.84               5.01                      1.00%
Steward International Equity Fund(a)
  Individual Class ......................       1,000.00          1,016.71               2.75                      1.53%
  Institutional Class ...................       1,000.00          1,018.30               2.21                      1.31%
Steward Select Short-Term Bond(a)
  Institutional Class ...................       1,000.00          1,019.49               1.81                      1.05%

(a) Values reflect expenses paid since Funds' inception through April 30, 2006.

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

DIRECTORS AND EXECUTIVE OFFICERS (UNAUDITED)

The directors provide overall supervision of the affairs of the Fund. The Funds' Directors and executive officers, and their principal occupations for the last five years, are listed below. All persons named as directors also serve in similar capacities for other investment companies administered by the Adviser as indicated below.

The Statement of Additional Information for the Funds includes additional information about the Funds' Directors and is available, without charge, by calling the Funds at 1-800-262-6631.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN         OTHER
                                            TERM OF OFFICE                                    FUND COMPLEX       DIRECTORSHIPS/
NAME, ADDRESS          POSITION(S) HELD      AND LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN BY       TRUSTEESHIPS
AND AGE                  WITH FUNDS          TIME SERVED         DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-------------          ----------------     --------------     -----------------------         ------------    ----------------

INTERESTED DIRECTOR
-------------------
Edward L. Jaroski*       Director,         SMMEQ From 2005      President and Director             7                None
5847 San Felipe,         President &       SDACEQ From 2004     of Capstone Asset Management
Suite 4100               Chairman of       SSCEQ From 1998      Company, Capstone Asset
Houston, TX 77057        the Board         SIF From 2006        Planning Company and Capston
Age: 59                                    SSBF From 2004       Financial Services, Inc.
                                           SSTSBF From 2006

INDEPENDENT DIRECTOR
--------------------
John R. Parker           Director          SMMEQ From 2005      Self-employed Investor             7                None
541 Shaw Hill                              SDACEQ From 2004     Consultant
Stowe, VT 05672                            SSCEQ From 1998
Age: 60                                    SIF From 2006
                                           SSBF From 2004
                                           SSTSBF From 2006

Bernard J. Vaughan       Director          SMMEQ From 2005      Retired                            7                None
720 S. Church Rd.                          SDACEQ From 2004
St. Davis, PA 19087                        SSCEQ From 1998
Age: 77                                    SIF From 2006
                                           SSBF From 2004
                                           SSTSBF From 2006

James F. Leary           Director          SMMEQ From 2005      Financial Consultant;              7           Director-Prospect
15851 N. Dallas                            SDACEQ From 2004     Managing Director of                           Street High Income
Parkway                                    SSCEQ From 1998      Benefit Capital Southwest                      Fund and Prospect
#500                                       SIF From 2006                                                       Street Income
Addison, TX 75001                          SSBF From 2004                                                      Fund; Director-
Age: 76                                    SSTSBF From 2006                                                    Associate Materials,
                                                                                                               Inc. (1988-2001);
                                                                                                               Director-Pacesetter
                                                                                                               Capital Group;
                                                                                                               Director-Homeowners
                                                                                                               of America Insurance
                                                                                                               Company

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN         OTHER
                                             TERM OF OFFICE                                    FUND COMPLEX      DIRECTORSHIPS/
NAME, ADDRESS          POSITION(S) HELD       AND LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN BY       TRUSTEESHIPS
AND AGE                  WITH FUNDS            TIME SERVED       DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-------------          ----------------      --------------     -----------------------         ------------    ----------------

INDEPENDENT DIRECTOR
--------------------
Leonard B.               Director          SMMEQ From 2005      CEO/President of Freedom           7               None
Melley, Jr.**                              SDACEQ From 2004     Stores, Inc.
6216 Yadkin Road                           SSCEQ From 2003
Fayetteville,                              SIF From 2006
NC 28303                                   SSBF From 2004
Age: 46                                    SSTSBF From 2006

John M. Briggs           Director          SMMEQ From 2005      CPA, Treasurer, Philadelphia       7           Director-Healthcare
435 Williams Road                          SDACEQ From 2005     Affiliate of the Susan                         Services Group, Inc.
Wynnewood,                                 SSCEQ From 2005      G. Komen Breast Cancer
PA 19096-1632                              SIF From 2006        Foundation since February,
Age: 55                                    SSBF From 2005       2005; formerly Partner of
                                           SSTSBF From 2006     Briggs, Bunting & Dougherty,
                                                                LLP, a registered public
                                                                accounting firm for more
                                                                than five years.

EXECUTIVE OFFICERS
------------------
Dan E. Watson            Executive Vice    SMMEQ From 2005      Executive Vice President and       N/A             None
5847 San Felipe,         President         SDACEQ From 2004     Portfolio Manager of Capstone
Suite 4100 Houston,                        SSCEQ From 1998      Asset Management Company &
TX 77057                                   SIF From 2006        Capstone Financial Services,
Age: 57                                    SSBF From 2004       Inc.; Officer of other
                                           SSTSBF From 2006     Capstone Funds

Howard S. Potter         Sr. Vice          SMMEQ From 2005      Executive Vice President and       N/A             None
5847 San Felipe,         President         SDACEQ From 2004     Portfolio Manager of Capstone
Suite 4100 Houston,                        SSCEQ From 1998      Asset Management Company &
TX 77057                                   SIF From 2006        Capstone Financial Services,
Age: 54                                    SSBF From 2004       Inc.; Officer of other
                                           SSTSBF From 2006     Capstone Funds

John R. Wolf             Sr. Vice          SMMEQ From 2005      Sr. Vice President/Portfolio       N/A             None
5847 San Felipe,         President         SDACEQ From 2004     Manager of Capstone Asset
Suite 4100 Houston,                        SSCEQ From 1998      Management Company; Officer
TX 77057                                   SIF From 2006        of other Capstone Funds
Age: 44                                    SSBF From 2004
                                           SSTSBF From 2006

Richard A. Nunn          Sr. Vice          SMMEQ From 2005      Senior Vice President and          N/A             None
5847 San Felipe,         President,        SDACEQ From 2004     Chief Compliance Officer of
Suite 4100 Houston,      Secretary,        SSCEQ From 2004      Capstone Asset Management
TX 77057                 Principal         SIF From 2006        Company and Capstone Asset
Age: 60                  Financial         SSBF From 2004       Planning Company, 2004-
                         Accounting        SSTSBF From 2006     present; Officer of other
                         Officer and                            Capstone Funds, 2004-present;
                         Chief Compliance                       MGL Consulting Independent
                         Officer                                Consultants, Corporation,
                                                                Vice President Regulatory
                                                                Affairs, 2000-present

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN         OTHER
                                             TERM OF OFFICE                                    FUND COMPLEX      DIRECTORSHIPS/
NAME, ADDRESS          POSITION(S) HELD       AND LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN BY       TRUSTEESHIPS
AND AGE                  WITH FUNDS            TIME SERVED       DURING PAST 5 YEARS              DIRECTOR      HELD BY DIRECTOR
-------------          ----------------      --------------     -----------------------         ------------    ----------------
Kimberly A. Wallis     Asst. Vice          SMMEQ From 2005      Asst. Vice President               N/A             None
5847 San Felipe,       President           SDACEQ From 2004     Compliance, Capstone Asset
Suite 4100 Houston,    Compliance          SSCEQ From 2004      Management Company and
TX 77057                                   SIF From 2006        Capstone Asset Planning
Age: 39                                    SSBF From 2004       Company, 2004-present; Officer
                                           SSTSBF From 2006     of other Capstone Funds,
                                                                2004-present; Compliance
                                                                Analyst, Capstone Asset
                                                                Management Company and
                                                                Capstone Asset Planning
                                                                Company, 2002-2004; Paradigm
                                                                Trading, technical analyst,
                                                                1999-2002

Carla Homer            Treasurer           SMMEQ From 2005      Treasurer of Capstone Asset        N/A             None
5847 San Felipe,                           SDACEQ From 2004     Management Company; Officer
Suite 4100 Houston,                        SSCEQ From 2004      of other Capstone Funds
TX 77057                                   SIF From 2006
Age: 46                                    SSBF From 2004
                                           SSTSBF From 2006

Alaina V. Metz         Asst. Secretary     SMMEQ From 2005      Vice President, Regulatory         N/A             None
3435 Stelzer Road                          SDACEQ From 2004     Services, BISYS Fund
Columbus, Ohio 43219                       SSCEQ From 2004      Services, 2002-present; Chief
Age: 40                                    SIF From 2006        Administrative Officer, Blue
                                           SSBF From 2004       Sky, BISYS Fund Services,
                                           SSTSBF From 2006     1995-2002; Officer of other
                                                                Capstone Funds, 2004-present

----------------------
* Mr. Jaroski is an "interested person" of the Steward Group of Mutual Funds, as defined in the Investment Company Act of 1940, as amended, because of his position with CAMCO and the Distributor.
** Mr. Melley is married to the sister of Mr. Jaroski's wife.

Steward Multi-Manager Equity Fund            (SMMEQ)
Steward Domestic All-Cap Equity Fund         (SDACEQ)
Steward Small-Cap Equity Fund                (SSCEQ)
Steward International Fund                   (SIF)
Steward Select Bond Fund                     (SSBF)
Steward Short-Term Select Bond Fund          (SSTSBF)

--------------------------------------------------------------------------------
                               VISIT US ONLINE AT
                               WWW.STEWARDMUTUALFUNDS.COM
--------------------------------------------------------------------------------

                                [LOGO OF STEWARD]

                                S T E W A R D(SM)
                             ----------------------
                             M U T U A L  F U N D S

                       STEWARD FUNDS
---------------------------------------------------------
                       MANAGING WEALTH, PROTECTING VALUES

                          STEWARD SMALL-CAP EQUITY FUND
                          STEWARD DOMESTIC ALL-CAP EQUITY FUND
                          STEWARD SELECT BOND FUND
                          STEWARD MULTI-MANAGER EQUITY FUND
                          STEWARD INTERNATIONAL EQUITY FUND
                          STEWARD SHORT-TERM SELECT BOND FUND

For more complete information about the Steward Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

                                                 Distributed by:
                                                 Capstone Asset Planning Company
                                                 5847 San Felipe, Suite 4100
                                                 Houston, Texas 77057
                          [LOGO OF CAPSTONE]     1-800-262-6631
                                                 info(a)capstonefinancial.com

ITEM 2. CODE OF ETHICS.

    (a) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS AN EXHIBIT.

    (b) DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS JOHN BRIGGS, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                                       2006            2005
                                       ----            ----
         (a) Audit Fees                $8,400          $22,000
             ----------
         (b) Audit-Related Fees        $0              $0
             ------------------
         (c) Tax Fees                  $1,000          $2,000
             --------
         (d) All Other Fees            $0              $0
             --------------


         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

NOT APPLICABLE.

               (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

FOR THE FISCAL YEARS ENDED APRIL 30, 2006 AND 2005, 100% OF ALL THE FEES IN PARAGRAPHS (B) THROUGH (D) WERE APPROVED BY THE AUDIT COMMITTEE.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

NOT APPLICABLE.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

FOR THE FISCAL YEARS ENDED APRIL 30, 2006 AND 2005, BRIGGS, BUNTING & DOUGHERTY, LLP BILLED CAPSTONE FINANCIAL SERVICES, INC. $44,000 AND $33,000, RESPECTIVELY.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.  SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in [Section] 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

    A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

(a) THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

    (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

    (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

    (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30A-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    CAPSTONE SERIES FUND, INC.
            --------------------------------------------------------------

By (Signature and Title)*  /s/ Edward Jaroski
                         -------------------------------------------------
                           Edward Jaroski, President
Date July 7, 2006
     -----------------------------------------------------

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Carla Homer
                         -------------------------------------------------
                           Carla Homer, Treasurer

Date July 7, 2006
     -----------------------------------------------------

By (Signature and Title)*  /s/ Edward Jaroski
                         -------------------------------------------------
                           Edward Jaroski, President

Date July 7, 2006
     -----------------------------------------------------

* Print the name and title of each signing officer under his or her signature.